                                                               Exhibit 4(b)(15)

===============================================================================


                                    FORM OF


                      AMENDED AND RESTATED TRUST INDENTURE

                             AND SECURITY AGREEMENT

                            (AA 1995 PTC Series AC)

                           dated as of June 15, 1995


                                    between


                           WILMINGTON TRUST COMPANY,
                             not in its individual
                 capacity except as expressly set forth herein
                          but solely as Owner Trustee

                                      and

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                     NATIONAL ASSOCIATION, as Loan Trustee

                         One Boeing 767-323ER Aircraft

                          U.S. Registration No. N376AN
                        Manufacturer's Serial No. 25445


===============================================================================


                                  (Series AC)

                               TABLE OF CONTENTS

GRANTING CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
HABENDUM CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

                                   ARTICLE 1

                                  DEFINITIONS

1.01.        Definitions  . . . . . . . . . . . . . . . . . . . . . . . .    8

                                 ARTICLE 2
                                  THE EQUIPMENT NOTES

2.01.        Equipment Notes; Title, Dating and Terms . . . . . . . . . .   23
2.02.        Execution and Authentication . . . . . . . . . . . . . . . .   24
2.03.        Registrar and Paying Agent . . . . . . . . . . . . . . . . .   24
2.04.        Transfer and Exchange  . . . . . . . . . . . . . . . . . . .   25
2.05.        Loan Participant Lists; Ownership of Equipment Notes . . . .   27
2.06.        Mutilated, Destroyed, Lost or Stolen Equipment Notes . . . .   27
2.07.        Cancellation . . . . . . . . . . . . . . . . . . . . . . . .   28
2.08.        Payment on Equipment Notes; Defaulted Interest . . . . . . .   28
2.09.        Payment from Indenture Estate Only; Non-
             Recourse Obligations . . . . . . . . . . . . . . . . . . . .   31
2.10.        Execution and Delivery of Equipment Notes
             upon Original Issuance . . . . . . . . . . . . . . . . . . .   32

                                ARTICLE 3

                   RECEIPT, DISTRIBUTION AND APPLICATION
                         OF FUNDS IN THE INDENTURE

3.01.        Payment upon Issuance of Equipment Notes . . . . . . . . . .   32
3.02.        Payment in Case of Termination of Lease or
             Redemption of Equipment Notes  . . . . . . . . . . . . . . .   32
3.03.        Application of Rent When No Indenture
             Event of Default Is Continuing . . . . . . . . . . . . . . .   33
3.04.        Application of Certain Payments in Case of
             Requisition or Event of Loss . . . . . . . . . . . . . . . .   34
3.05.        Payments During Continuance of Indenture
             Event of Default . . . . . . . . . . . . . . . . . . . . . .   34
3.06.        Certain Payments . . . . . . . . . . . . . . . . . . . . . .   38
3.07.        Payments for Which No Application Is
             Otherwise Provided . . . . . . . . . . . . . . . . . . . . .   38




                                       i
                                  (Series AC)

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                                 ARTICLE 4

                         COVENANTS OF OWNER TRUSTEE

4.01.        Covenants of Owner Trustee . . . . . . . . . . . . . . . . .   39

                                  ARTICLE 5

                    DISPOSITION, SUBSTITUTION AND RELEASE
             OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING
                            CONTINUATION OF LEASE

5.01.        Disposition, Substitution and Release of
             Property Included in the Indenture Estate
             During Continuation of Lease . . . . . . . . . . . . . . . .   40

                                 ARTICLE 6

                       REDEMPTION OF EQUIPMENT NOTES

6.01.        Redemption of Equipment Notes upon Event
             of Loss, Termination of the Lease or Optional Redemption . .   41
6.02.        Redemption or Purchase of Equipment Notes
             upon Certain Indenture Events of Default . . . . . . . . . .   43
6.03.        Notice of Redemption to Loan Participants  . . . . . . . . .   44
6.04.        Deposit of Redemption Price  . . . . . . . . . . . . . . . .   44
6.05.        Equipment Notes Payable on Redemption Date . . . . . . . . .   45

                                 ARTICLE 7

                             CERTAIN COVENANTS

7.01.        Repayment of Monies for Equipment Note
             Payments Held by the Loan Trustee  . . . . . . . . . . . . .   45
7.02.        Change in Registration . . . . . . . . . . . . . . . . . . .   46
7.03.        Assumption of Obligations of Owner Trustee
             by the Company . . . . . . . . . . . . . . . . . . . . . . .   47

                                 ARTICLE 8

                           DEFAULTS AND REMEDIES

8.01.        Indenture Events of Default  . . . . . . . . . . . . . . . .   49
8.02.        Acceleration; Rescission and Annulment . . . . . . . . . . .   53
8.03.        Other Remedies Available to Loan Trustee . . . . . . . . . .   54
8.04.        Waiver of Owner Trustee  . . . . . . . . . . . . . . . . . .   63
8.05.        Waiver of Existing Defaults  . . . . . . . . . . . . . . . .   63
8.06.        Control by Majority  . . . . . . . . . . . . . . . . . . . .   63





                                       ii
                                  (Series AC)

8.07.        Limitation on Suits by Loan Participants . . . . . . . . . .   63
8.08.        Rights of Loan Participants to Receive Payment . . . . . . .   64

                                 ARTICLE 9

                                LOAN TRUSTEE

9.01.        Rights and Duties of Loan Trustee  . . . . . . . . . . . . .   64
9.02.        Individual Rights of Loan Trustee  . . . . . . . . . . . . .   66
9.03.        Funds May Be Held by Loan Trustee or
             Paying Agent; Investments  . . . . . . . . . . . . . . . . .   66
9.04.        Notice of Defaults . . . . . . . . . . . . . . . . . . . . .   68
9.05.        Compensation and Indemnity . . . . . . . . . . . . . . . . .   69
9.06.        Replacement of Loan Trustee  . . . . . . . . . . . . . . . .   70
9.07.        Successor Loan Trustee, Agents by Merger, Etc. . . . . . . .   71
9.08.        Eligibility; Disqualification  . . . . . . . . . . . . . . .   71
9.09.        Trustee's Liens  . . . . . . . . . . . . . . . . . . . . . .   72
9.10.        Withholding Taxes; Information Reporting . . . . . . . . . .   72

                                 ARTICLE 10

                  SATISFACTION AND DISCHARGE; DEFEASANCE;
                         TERMINATION OF OBLIGATIONS

10.01.       Satisfaction and Discharge of Agreement;
             Defeasance; Termination of Obligations . . . . . . . . . . .   73
10.02.       Survival of Certain Obligations  . . . . . . . . . . . . . .   75
10.03.       Monies to Be Held in Trust . . . . . . . . . . . . . . . . .   75
10.04.       Monies to Be Returned to Owner Trustee . . . . . . . . . . .   75

                                 ARTICLE 11

                           AMENDMENTS AND WAIVERS

11.01.       Amendments to This Agreement Without
             Consent of Loan Participants . . . . . . . . . . . . . . . .   75
11.02.       Amendments to This Agreement with Consent
             of Loan Participants . . . . . . . . . . . . . . . . . . . .   77
11.03.       Revocation and Effect of Consents  . . . . . . . . . . . . .   78
11.04.       Notation on or Exchange of Equipment Notes . . . . . . . . .   79
11.05.       Loan Trustee Protected . . . . . . . . . . . . . . . . . . .   79
11.06.       Amendments, Waivers, Etc. of Other
             Operative Documents  . . . . . . . . . . . . . . . . . . . .   79





                                      iii
                                  (Series AC)
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                                 ARTICLE 12
                                MISCELLANEOUS

12.01.       Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .   83
12.02.       Certificate and Opinion as to Conditions
             Precedent  . . . . . . . . . . . . . . . . . . . . . . . . .   85
12.03.       Rules by Loan Trustee and Agents . . . . . . . . . . . . . .   86
12.04.       Non-Business Days  . . . . . . . . . . . . . . . . . . . . .   86
12.05.       GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . .   86
12.06.       No Recourse Against Others . . . . . . . . . . . . . . . . .   86
12.07.       Execution in Counterparts  . . . . . . . . . . . . . . . . .   87
12.08.       Indenture for Benefit of Owner Trustee,
             Loan Trustee, Owner Participant and Loan
             Participants . . . . . . . . . . . . . . . . . . . . . . . .   87
12.09.       Severability . . . . . . . . . . . . . . . . . . . . . . . .   87
12.10.       No Oral Modifications or Continuing Waivers  . . . . . . . .   87
12.11.       Successors and Assigns . . . . . . . . . . . . . . . . . . .   87
12.12.       Headings . . . . . . . . . . . . . . . . . . . . . . . . . .   88

                                 ARTICLE 13

               ACTIONS TO BE TAKEN UPON TERMINATION OF LEASE

13.01.       Actions to Be Taken upon Termination of
             Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . .   88

                                 ARTICLE 14

                ISSUANCE OF EQUIPMENT NOTES AFTER REDEMPTION

14.01.       Issuance of Equipment Notes After
             Redemption . . . . . . . . . . . . . . . . . . . . . . . . .   89





                                       iv
                                  (Series AC)
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Exhibit A--Form of Pass Through Equipment Notes
Exhibit A-1--Form of Bank Equipment Notes
Exhibit B--Maturity Dates, Premium Termination Dates,
             Interest Payment Dates, Redemption
             Dates, Principal Amounts and
             Interest Rates of Equipment Notes
Exhibit B-1--Installment Equipment Notes Principal
             Payment Dates
Exhibit B-2--Issuance of Equipment Notes
Exhibit C--Form of Trust Agreement and Indenture Supplement
Exhibit D--Trust Agreement and Indenture Supplement Pursuant
             to Section 7.03 of Trust Indenture





                                       v
                                  (Series AC)

                      AMENDED AND RESTATED TRUST INDENTURE
                             AND SECURITY AGREEMENT


                 This AMENDED AND RESTATED TRUST INDENTURE AND SECURITY AGREEMENT (AA 1995 PTC Series AC), dated as of June 15, 1995, between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee under the Trust Agreement (capitalized terms used herein having the respective meanings specified therefor in Article 1), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Loan Trustee hereunder.


                              W I T N E S S E T H:


                 WHEREAS, the Owner Participant and the Owner Trustee in its individual capacity have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee has established a certain trust for the use and benefit of the Owner Participant subject, however, to the Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of the Equipment Notes issued hereunder, and (ii) the Owner Trustee has been authorized and directed to execute and deliver this Agreement;

                 WHEREAS, the Owner Trustee and NationsBank of Georgia, National Association as Indenture Trustee (the "Indenture Trustee") entered into the Trust Indenture and Security Agreement (AA 1992 AF-3) dated as of August 1, 1992 (the "Original Indenture");

                 WHEREAS, the Owner Trustee and the Indenture Trustee entered into Trust Agreement and Indenture Supplement No. 1 (AA 1992 AF-3) (the "Supplement") dated August 11, 1992 to the Original Indenture;

                 WHEREAS, the Original Indenture and the Supplement were recorded with the Federal Aviation Administration on August 11, 1992 and were assigned Conveyance No. C26651;

                 WHEREAS, pursuant to Section 5 of the Refunding Agreement, the parties thereto have agreed that the Indenture Trustee under the Original Indenture shall resign and be replaced in such capacity by the Loan Trustee;




                                  (Series AC)

                 WHEREAS, the parties desire by this Agreement, among other things, (i) to amend and restate in its entirety the Original Indenture, (ii) to provide for the issuance by the Owner Trustee of the Equipment Notes and
(iii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Loan Trustee, as part of the Indenture Estate hereunder, among other things, of certain of the Owner Trustee's right, title and interest in and to the Aircraft and the Operative Documents and certain payments and other amounts received hereunder or thereunder in accordance with the terms hereof, as security for, among other things, the Owner Trustee's obligations to the Loan Trustee, for the ratable benefit and security of the Loan Participants; and

                 WHEREAS, all things necessary to make this Agreement the legal, valid and binding obligation of the Owner Trustee and the Loan Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;


                                GRANTING CLAUSE

                 NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of, Make-Whole Amount, if any, Swap Breakage Loss, if any, as the case may be, and interest on and all other amounts due with respect to, all Equipment Notes from time to time Outstanding and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions contained herein and in the other Operative Documents to which it is a party for the benefit of the Loan Participants, and the prompt payment of any amounts from time to time owing to the Loan Participants under the Participation Agreement and the Refunding Agreement by the Owner Trustee, the Owner Participant and the Lessee, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the Loan Participants, and of the sum of $1 paid to the Owner Trustee by the Loan Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Loan Trustee, its successors and assigns, for the security and benefit of the Loan Participants from time to time, a security interest in and mortgage Lien on all estate, right,





                                       2
                                  (Series AC)
title and interest of the Owner Trustee in, to and under the following described property, rights, interests and privileges (which collectively, including all property hereafter specifically subjected to the Lien of this Agreement by any instrument supplemental hereto, but excluding the Excepted Property, are herein called the "Indenture Estate"):

                 (1) the Boeing Company Model 767-323ER Aircraft with FAA Registration Number N376AN and Manufacturer's serial number 25445 (including the Airframe and the two General Electric CF6-80C2B6 with Manufacturer's serial numbers 695548 and 695538 (each such Engine having 750 or more rated take-off horsepower or the equivalent thereof) originally installed thereon), and all replacements thereof and substitutions therefor in which the Owner Trustee shall from time to time acquire an interest in accordance with the Lease, as more particularly described in the Trust Agreement and Indenture Supplement and the Lease Supplement executed and delivered with respect to the Aircraft or any such replacements thereof or substitutions therefor, as provided in this Agreement and the Lease;

                 (2) the Lease (including the Rent Schedule), each Lease Supplement and all Rent thereunder, including, without limitation, all amounts of Basic Rent, Supplemental Rent, and payments of any kind required to be made by the Company thereunder; the Purchase Agreement (to the extent assigned by the Purchase Agreement Assignment); and the Purchase Agreement Assignment; in each case including, without limitation, (x) all rights of the Owner Trustee to receive any payments or other amounts or to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any such document or to accept surrender or redelivery of the Aircraft or any part thereof, as well as all the rights, powers and remedies on the part of the Owner Trustee, whether acting under any such document or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default (except as otherwise provided for hereunder), and (y) any right to restitution from the Company or any other Person in respect of any determination of invalidity of any such document;





                                       3
                                  (Series AC)

                 (3) all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Agreement;

                 (4) all requisition proceeds with respect to the Aircraft or any part thereof and all insurance proceeds with respect to the Aircraft or any part thereof, but excluding any insurance maintained by the Owner Trustee, the Owner Participant or the Company and not required under Section 11 of the Lease;

                 (5) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Loan Trustee by or for the account of the Owner Trustee pursuant to any term of any Operative Document and held or required to be held by the Loan Trustee hereunder;

                 (6) all rights of the Owner Trustee to amounts paid or payable by the Company to the Owner Trustee under the Participation Agreement and all rights of the Owner Trustee to enforce payment of any such amounts thereunder; and

                 (7) all proceeds of the foregoing (the Owner Trustee having delivered to the Loan Trustee the original executed Lease and Lease Supplement and executed counterparts of the Trust Agreement and the Purchase Agreement Assignment);

                 Notwithstanding the foregoing provisions:

                 (a) there shall be excluded from the Indenture Estate and from the security interest granted by this Agreement all Excepted Property;

                 (b) (i) whether or not a Lease Event of Default shall occur and be continuing, the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Loan Trustee,
         (A) to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to demand, collect, sue for or otherwise receive and enforce the payment of Excepted Property due and payable to it or to take any other action in respect of, but in each case only to the extent relating to, Excepted Property and to commence an action at law to obtain such Excepted Property, (B) to adjust Basic Rent and the percentages





                                       4
                                  (Series AC)
         relating to Special Purchase Price, Stipulated Loss Value and
         Termination Value as provided in Section 3(e) of the Lease or Section 18 of the Participation Agreement, (C) to retain the rights of the "Lessor" with respect to solicitations of bids, and the election to retain or sell the Aircraft pursuant to Section 9 of the Lease, (D) to retain the right of the "Lessor" to determine the fair market rental value or fair market sales value pursuant to Section 9(c) or Section 20 of the Lease, (E) to retain all rights with respect to insurance maintained for its own account in conformity with Section 11(d) of the Lease, and (F) to exercise, to the extent necessary to enable it to exercise its rights under Section 8.03(e) hereof, the rights of the "Lessor" under Section 23 of the Lease.

                      (ii) whether or not a Lease Event of Default or an Indenture Event of Default shall occur and be continuing, the Owner Trustee and the Loan Trustee shall each retain the right, separately but not to the exclusion of the other, to receive from the Company all notices, certificates, reports, filings, Opinions of Counsel, copies of all documents and all information which the Company is permitted or required to give or furnish to the "Lessor" or to the "Owner Trustee" pursuant to any Operative Document, to consent to additions to the list of countries on Exhibit B to the Lease, to give any notice of default under Section 14 of the Lease and to declare the Lease in default in respect thereof, to cause the Company to take any action and execute and deliver such documents, financial information and assurances as the "Lessor" may from time to time reasonably request pursuant to Section 17 of the Lease and to exercise inspection rights pursuant to Section 12 of the Lease;

                    (iii) so long as no Indenture Event of Default shall have occurred and be continuing (but subject to the provisions of Section 11.06), the Owner Trustee shall retain the right, to the exclusion of the Loan Trustee, to exercise all other rights of the "Lessor" under the Lease including, without limitation, (1) the right to approve as satisfactory any accountants, engineers or counsel to render services for or issue opinions to the Owner Trustee pursuant to express provisions of the Operative Documents and (2) the right to consent to reregistration of the Aircraft pursuant to Section 9(m) of the Participation Agreement; provided that the foregoing shall not limit
         (A) any rights sep-





                                       5
                                  (Series AC)
         arately and expressly granted the Loan Trustee or any Loan Participant under the Operative Documents or (B) the right of the Loan Trustee to receive any funds to be delivered to the "Lessor" under the Lease (except funds which constitute or are delivered with respect to Excepted Property) and under the Purchase Agreement;

                 (c) the leasehold interest granted to the Company under the Lease shall not be subject to the security interest granted by this Agreement, and nothing in this Agreement shall affect the rights of the Company under the Lease so long as no Lease Event of Default has occurred and is continuing; and

                 (d) as between the Owner Trustee and the Loan Trustee, nothing contained in this Granting Clause shall prevent the Owner Trustee or the Owner Participant from seeking specific performance of the covenants of the Company under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft, provided such action shall not interfere with the exercise by the Loan Trustee of its remedies under Article 8 hereof or Section 15 of the Lease, or from maintaining separate insurance with respect to the Aircraft to the extent permitted by Section 11 of the Lease.


                                HABENDUM CLAUSE

                 To HAVE AND TO HOLD all and singular the aforesaid property unto the Loan Trustee, its successors and assigns, in trust for the benefit and security of the Loan Participants from time to time, without any priority of any one Equipment Note over any other, and for the uses and purposes and subject to the terms and provisions set forth in this Agreement.

                 The Owner Trustee agrees that this Agreement is intended to and shall create and grant to the Loan Trustee a security interest in the Aircraft, which security interest shall attach on and as of the Delivery Date. The security interest created by this Agreement and granted to the Loan Trustee hereunder in the Indenture Estate other than in the Aircraft shall attach upon the delivery hereof.





                                       6
                                  (Series AC)

                 It is expressly agreed that, anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Operative Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Loan Trustee and the Loan Participants shall have no obligation or liability under any of the Operative Documents to which the Owner Trustee is a party by reason of or arising out of the assignment hereunder, nor shall the Loan Trustee (except as to the Loan Trustee, if the Loan Trustee shall have become the "Lessor" under the Lease) be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Operative Documents to which the Owner Trustee is a party or, except as herein or therein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 Subject to the terms and conditions hereof, the Owner Trustee does hereby constitute the Loan Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Owner Trustee (other than Excepted Property) under or arising out of the Lease (subject to the provisions of Section 11.06(b)(1)), the Purchase Agreement and the Purchase Agreement Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Loan Trustee may deem to be necessary or advisable in the premises. The Owner Trustee has directed the Company to make all payments of Rent (other than Excepted Property) payable to the Owner Trustee by the Company and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease directly to the Loan Trustee at such address as the Loan Trustee shall specify, for application as provided in this Agreement. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Loan Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by the Loan Trustee pursuant to this Agreement, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Loan Trustee





                                       7
                                  (Series AC)
as expressly provided in this Agreement and any Excepted Property.

                 The Owner Trustee agrees that at any time and from time to time, upon the written request of the Loan Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be duly executed and delivered to the Loan Trustee any and all such further instruments and documents as the Loan Trustee may reasonably deem desirable in obtaining the full benefits of the mortgage and security interest granted hereby and of the rights and powers herein granted.

                 The Owner Trustee does hereby warrant and represent that it has not mortgaged, assigned or pledged, and hereby covenants that it will not mortgage, assign or pledge, so long as the Lien of this Agreement shall or is intended to remain in effect, any of its right, title or interest subject to the mortgage and security interest hereby created, to anyone other than the Loan Trustee, and that it will not (other than in respect of Excepted Property), except as provided in or permitted by this Agreement, accept any payment from the Company, enter into an agreement amending or supplementing any of the Operative Documents to which it is a party, execute any waiver or modification of, or consent under the terms of any of the Operative Documents to which it is a party, settle or compromise any claim against the Company arising under any of the Operative Documents, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Operative Documents to which it is a party to arbitration thereunder.

                 IT IS HEREBY COVENANTED AND AGREED by and among the parties hereto as follows:


                                   ARTICLE 1

                                  DEFINITIONS

                 Section 1.01. Definitions. (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article 1 have the meanings assigned to them in this Article 1, and include the plural as well as the singular;





                                       8
                                  (Series AC)

                 (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                 (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

                 (4) all references in this Agreement to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits of this Agreement.

                 (b) For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

                 "Affiliate" has the meaning specified therefor in the Lease.

                 "Agent" means any Paying Agent or Registrar.

                 "Aircraft" has the meaning specified therefor in the Lease.

                 "Airframe" has the meaning specified therefor in the Lease.

                 "Bank Equipment Note" means any Equipment Note issued hereunder in substantially the form of Exhibit A-1 hereto as such form may be varied pursuant to the terms hereof, and includes any such Equipment Note issued hereunder in exchange for or replacement of any thereof or upon a reissuance after an assumption by the Company in accordance with Section 7.03.

                 "Bank Lender" means (i) the Initial Bank Lender so long as a Bank Equipment Note is registered in its name in the Register, and (ii) each other Person in whose name a Bank Equipment Note is registered in the Register.

                 "Bankruptcy Code" means the United States Bankruptcy Code of 1978, 11 U.S.C. Sections 101-1330, as amended.

                 "Basic Rent" has the meaning specified therefor in the Lease.

                 "Business Day" has the meaning specified therefor in the Lease.





                                       9
                                  (Series AC)

                 "Company" means American Airlines, Inc., a Delaware corporation, and, subject to the provisions hereof and of the Participation Agreement, its permitted successors and assigns.

                 "Company Request" means a written request of the Company executed on its behalf by a Responsible Company Officer.

                 "Co-Registrar" has the meaning specified therefor in Section 2.03.

                 "Debt" means any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction, or other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments.

                 "Defaulted Installment" has the meaning specified therefor in
Section 2.08.

                 "Defaulted Interest" has the meaning specified therefor in
Section 2.08.

                 "Delivery Date" has the meaning specified therefor in the Lease.

                 "Engine" has the meaning specified therefor in the Lease.

                 "Equipment Note" means any Bank Equipment Note or Pass Through Equipment Note.

                 "Event of Loss" has the meaning specified therefor in the Lease.

                 "Excepted Property" means (i) indemnity or other payments paid or payable by the Company to or in respect of the Owner Participant or the Owner Trustee in its individual capacity or any member or their respective Related Indemnitee Groups pursuant to the Participation Agreement or any corresponding payment of Supplemental Rent under the Lease, (ii) proceeds of public liability insurance (or government indemnities in lieu thereof) in respect of the Aircraft paid or payable as a result of insurance claims or amounts in respect of such indemnities paid or payable to or for the benefit of, or losses suffered by, the Owner Trustee or the Loan Trustee in their respective individual capacities or the Owner Participant or by any affiliated or otherwise





                                       10
                                  (Series AC)
related additional insureds or loss payees (collectively, the "Related Insured Parties"), (iii) proceeds of insurance maintained in conformity with Section 11(d) of the Lease by the Owner Participant or any Affiliate thereof (whether directly or through the Owner Trustee), (iv) payments of Supplemental Rent or other payments by the Company payable under the Tax Indemnity Agreement, (v) payments of Supplemental Rent by the Lessee with respect to the foregoing, (vi) fees payable to the Owner Trustee pursuant to Section 7(b) of the Participation Agreement, (vii) any right to restitution from the Company, as lessee under the Lease, in respect of any determination of the invalidity of any Excepted Property, (viii) the respective rights of the Owner Trustee or the Loan Trustee in their respective individual capacities or the Owner Participant (or of any member of their Related Indemnitee Groups or any Related Insured Party) to the proceeds of the foregoing and (ix) any right to demand, collect or otherwise receive and enforce the payment of any amount described in clauses (i) through
(viii) above and any and all interest payable in respect thereof. Excepted Property shall not include amounts paid by the Lessee to the Owner Trustee pursuant to Sections 7(b) and 7(c) of the Participation Agreement and payable by the Owner Trustee to the Loan Participants pursuant to Section 3.06(b).

                 "Federal Aviation Act" has the meaning specified therefor in the Lease.

                 "Indenture Default" means any event that is, or after notice or passage of time, or both, would be, an Indenture Event of Default.

                 "Indenture Estate" has the meaning specified therefor in the Granting Clause hereof.

                 "Indenture Event of Default" has the meaning specified therefor in Article 8.

                 "Independent" when used with respect to an engineer, appraiser or other expert, means an engineer, appraiser or other expert who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or any Affiliate of the Company, and (iii) is not connected with the Company or any Affiliate of the Company as an officer, employee, promoter, trustee, partner, director or Person performing similar functions.





                                       11
                                  (Series AC)

                 "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company on behalf of the Owner Trustee; provided that if the Loan Trustee shall not have received written notice of such an appointment at least 10 days prior to the relevant Redemption Date or Lease Termination Date or if a Lease Event of Default shall have occurred and be continuing, "Independent Investment Banker" shall mean such an institution appointed by the Loan Trustee, with the approval of the Owner Participant (which approval shall not be unreasonably withheld or delayed).

                 "Initial Bank Lender" means The Mitsubishi Trust and Banking Corporation, New York Branch.

                 "Installment Equipment Note" shall mean a Pass Through Equipment Note identified in Exhibit B-1 hereto.

                 "Installment Payment Amount" means, with respect to each Installment Equipment Note and Bank Equipment Note, the amount of the installment payment of principal due and payable on each Installment Payment Date other than the Maturity Date thereof, which amount shall be equal to the product of the original principal amount of such Installment Equipment Note or Bank Equipment Note, as the case may be, and the Installment Payment Percentage for such Installment Payment Date, as set forth in Exhibit B-1 hereto.

                 "Installment Payment Date" means each date on which an installment payment of principal is due and payable on any Installment Equipment Note or Bank Equipment Note, as set forth in Exhibit B-1 hereto.

                 "Installment Payment Percentage" means, with respect to each Installment Payment Date, the percentage set forth opposite such Installment Payment Date in Exhibit B-1 hereto.

                 "Interest Payment Date" means each January 2 and July 2, commencing July 2, 1995.

                 "Lease" means the Lease Agreement dated as of August 1, 1992 (AA 1992 AF-3) (redesignated AA 1995 PTC Series AC), which Lease, together with Lease Supplement No. 1 thereto dated August 11, 1992, was recorded by the Federal Aviation Administration on August 11, 1992 and assigned Conveyance No. C26650, as amended as of the date hereof, between the Owner Trustee, as lessor, and the Company, as lessee, as such Lease Agreement may from time to time be





                                       12
                                  (Series AC)
supplemented, amended or modified in accordance with the terms thereof and this Agreement. The term "Lease" shall also include each Lease Supplement entered into pursuant to the terms of the Lease and the Rent Schedule.

                 "Lease Event of Default" has the meaning specified for the term "Event of Default" in the Lease.

                 "Lease Loss Payment Date" has the meaning specified for the term "Loss Payment Date" in the Lease.

                 "Lease Supplement" has the meaning specified therefor in the Lease.

                 "Lease Termination Date" has the meaning specified for the term "Termination Date" in the Lease.

                 "Lessor's Liens" has the meaning specified therefor in the Lease.

                 "Lien" means any mortgage, pledge, Lien, charge, encumbrance, lease, exercise of rights, security interest or claim.

                 "Loan Participant" means and includes each registered holder from time to time of an Equipment Note issued hereunder, including each Bank Lender and, so long as it holds any Equipment Notes issued hereunder, the Pass Through Trustee under the Pass Through Trust Agreement.

                 "Loan Trustee" means State Street Bank and Trust Company of Connecticut, National Association, and each other Person which may from time to time be acting as Loan Trustee in accordance with the provisions of this Agreement.

                 "Make-Whole Amount" means, with respect to the principal amount of any Pass Through Equipment Note to be redeemed or purchased on any Redemption Date, the amount which the Independent Investment Banker determines as of the fourth Business Day prior to such Redemption Date to equal the excess, if any, of (i) the sum of the present values of all the remaining scheduled payments of principal and interest from the Redemption Date to maturity of such Pass Through Equipment Note, discounted semi- annually on each Interest Payment Date at a rate equal to the Treasury Rate, based on a 360-day year of twelve 30-day months, over (ii) the aggregate unpaid principal amount of such Pass Through Equipment Note plus accrued but unpaid interest on such Pass Through Equipment Note (but not any accrued interest in





                                       13
                                  (Series AC)
default). Notwithstanding anything to the contrary set forth herein or in any other Operative Document, Make-Whole Amount shall be payable solely with respect to the Pass Through Equipment Notes, and Make-Whole Amount shall not be calculated or payable with respect to the Bank Equipment Notes.

                 "Maturity" means, with respect to the Equipment Notes, all of the Equipment Notes maturing on a particular Maturity Date.

                 "Maturity Date" means each of the dates specified in Exhibit B hereto as a maturity date of Equipment Notes.

                 "Officers' Certificate" means a certificate signed, in the case of the Company, by (i) the Chairman of the Board of Directors, the President, any Executive Vice President, or any Senior Vice President of the Company, signing alone, or (ii) any Vice President signing together with the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company or, in the case of the Owner Trustee, a Responsible Officer of the Owner Trustee.

                 "Operative Documents" means this Agreement, the Participation Agreement, the Lease (including the Rent Schedule), each Lease Supplement, the Purchase Agreement (to the extent assigned by the Purchase Agreement Assignment), the Purchase Agreement Assignment, the Equipment Notes, the Trust Agreement, the Trust Agreement and Indenture Supplement and the Refunding Agreement.

                 "Opinion of Counsel" means a written opinion of legal counsel, who in the case of counsel for the Company may be (i) the senior-ranking attorney employed by the Company, (ii) Debevoise & Plimpton or (iii) other counsel designated by the Company and who shall be satisfactory to the Loan Trustee or, in the case of legal counsel for the Owner Trustee, may be (x) Potter Anderson & Corroon or (y) other counsel designated by the Owner Trustee and who shall be satisfactory to the Loan Trustee.

                 "Outstanding" when used with respect to Equipment Notes, means, as of the date of determination, all Equipment Notes theretofore executed and delivered under this Agreement other than:





                                       14
                                  (Series AC)

                 (i) Equipment Notes theretofore cancelled by the Loan Trustee or delivered to the Loan Trustee for cancellation pursuant to Section
         2.07 or otherwise;

                (ii) Equipment Notes for whose payment (but only to the extent of such payment) or redemption money in the necessary amount has been theretofore deposited with the Loan Trustee in trust for the Loan Participants with respect to such Equipment Notes; provided that if such Equipment Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement or provision therefor satisfactory to the Loan Trustee has been made; and

               (iii) Equipment Notes in exchange for or in lieu of which other Equipment Notes have been executed and delivered pursuant to this Agreement;

provided, however, that in determining whether the Loan Participants of the requisite aggregate principal amount of Equipment Notes Outstanding have given any request, demand, authorization, declaration, direction, notice, consent or waiver hereunder, Equipment Notes owned by or pledged to the Company or any Affiliate of the Company or the Owner Trustee or the Owner Participant or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Loan Trustee shall be protected in relying upon any such request, demand, authorization, declaration, direction, notice, consent or waiver, only Equipment Notes which the Loan Trustee knows to be so owned or so pledged shall be disregarded, and except if all Equipment Notes are so owned or pledged. Equipment Notes owned by the Company, or any Affiliate of the Company, the Owner Trustee or the Owner Participant or any Affiliate thereof which have been pledged in good faith may be regarded as Outstanding if the Company, or Owner Trustee or the Owner Participant, as the case may be, establishes to the satisfaction of the Loan Trustee the pledgee's right to act with respect to such Equipment Notes and that the pledgee is not the Company, or any Affiliate of the Company, the Owner Trustee or the Owner Participant or any Affiliate thereof.

                 "Owner Participant" means AT&T Credit Holdings, Inc., a Delaware corporation, and any other Person or Persons to which the Owner Participant transfers its right, title and interest in and to the Trust Agreement, the Trust Estate and the Participation Agreement, in accordance with
Article VIII of the Trust Agreement and Section 16(c) of the





                                       15
                                  (Series AC)

Participation Agreement, and their respective permitted successors and assigns.

                 "Owner Participant Guarantor" means any provider of any Owner Participant Guaranty.

                 "Owner Participant Guaranty" means any guaranty delivered pursuant to Section 16(c)(ii) of the Participation Agreement.

                 "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, but solely as trustee under the Trust Agreement, and each other Person which may from time to time be acting as Owner Trustee in accordance with the provisions of the Operative Documents.

                 "Participation Agreement" has the meaning specified therefor in the Lease.

                 "Parts" has the meaning specified therefor in the Lease.

                 "Pass Through Certificate" means any Pass Through Certificate issued pursuant to the Pass Through Trust Agreement.

                 "Pass Through Equipment Note" means any Equipment Note issued hereunder substantially in the form of Exhibit A hereto as such form may be varied pursuant to the terms hereof, and includes any such Equipment Note issued hereunder in exchange for or replacement of any thereof or upon a reissuance after an assumption by the Company in accordance with Section 7.03.

                 "Pass Through Trust" means each Pass Through Trust created pursuant to the Pass Through Trust Agreement and a Pass Through Trust Supplement.

                 "Pass Through Trust Agreement" means the Pass Through Trust Agreement amended and restated as of February 1, 1992 between the Company and the Pass Through Trustee, together with each separate supplement thereto pursuant to which the Pass Through Trustee holds any Equipment Notes, as the same may from time to time be supplemented and amended.





                                       16
                                  (Series AC)

                 "Pass Through Trust Supplement" means each supplement to the Pass Through Trust Agreement, dated as of June 15, 1995, each between the Company and the Pass Through Trustee, pursuant to which the Pass Through Trustee holds any Pass Through Equipment Notes, as each may be amended, supplemented or otherwise modified from time to time.

                 "Pass Through Trustee" means State Street Bank and Trust Company of Connecticut, National Association, in its capacity as trustee under the Pass Through Trust Agreement, and such other person that may from time to time be acting as successor trustee under the Pass Through Trust Agreement.

                 "Past Due Rate" means, (i) for any Pass Through Equipment Note, the rate of interest borne by such Pass Through Equipment Note and (ii) for any Bank Equipment Note, the lesser of (x) the interest rate borne by such Bank Equipment Note plus 1% and (y) the maximum rate permitted by law.

                 "Paying Agent" means any person acting as Paying Agent hereunder pursuant to Section 2.03.

                 "Permitted Investment" means each of (i) direct obligations of the United States of America and agencies thereof; (ii) obligations fully guaranteed by the United States of America; (iii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated under the laws of the United States of America or any state of the United States of America having combined capital and surplus and retained earnings of at least $500,000,000 (including the Owner Trustee in its individual capacity or the Loan Trustee in its individual capacity if such conditions are met); (iv) bearer note deposits with, or certificates of deposit issued by, or promissory notes of, any subsidiary incorporated under the laws of Canada (or any province thereof) of any bank, trust company or national banking association described in clause
(iii) or (viii); provided, however, that such bearer note deposits, certificates or promissory notes are guaranteed by such bank, trust company or national banking association; (v) commercial paper of companies having a rating assigned to such commercial paper by Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally-recognized rating organization in the United States of America) equal to either of the two highest ratings assigned by such organization and not on such organization's "watch list" for





                                       17
                                  (Series AC)
possible downgrading below such rating; (vi) U.S. dollar-denominated certificates of deposit issued by, or time deposits with, the European subsidiaries of (a) any bank, trust company or national banking association described in clause (iii) or (b) any other bank described in clause (viii); provided, however, that such certificates are guaranteed by such bank, trust company or national banking association; (vii) U.S.-issued Yankee certificates of deposit issued by, or bankers' acceptances of, or commercial paper issued by, any bank having combined capital and surplus and retained earnings of at least $500,000,000 and headquartered in Canada, Japan, the United Kingdom, France, the Federal Republic of Germany, Switzerland or The Netherlands; (viii) U.S. dollar-denominated time deposits with any Canadian bank having a combined capital and surplus and retained earnings of at least $500,000,000; (ix) Canadian Treasury Bills fully hedged to U.S. dollars; (x) repurchase agreements with any financial institution having combined capital and surplus and retained earnings of at least $100,000,000 (including the Owner Trustee in its individual capacity or the Loan Trustee in its individual capacity if such conditions are met) collateralized by transfer of possession of any of the obligations described in clauses (i) through (ix) above; or (xi) bonds or other debt instruments of any company, if such bonds or other debt instruments, at the time of their purchase, are rated in either of the two highest rating categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if neither such organization shall rate such obligations at such time, by any nationally recognized rating organization in the United States of America) and not on such organization's "watch list" for possible downgrading below such rating; provided that no investment shall be included within the definition of the term "Permitted Investment" unless (1) in the case of any investment referred to in clause (iii), (vii) or (viii), the bank, trust company or national banking association issuing such investment shall then have its long-term unsecured debt obligations rated one of the two highest ratings obtainable from either Standard and Poor's Corporation or Moody's Investors Service, Inc. (or, if neither such organization shall rate such debt obligations at any time, by any nationally recognized rating organization in the United States) (or, in the case of any foreign bank, the equivalent such rating) and not on such organization's "watch list" for possible downgrading below such rating, (2) in the case of any investment referred to in clause (v), the final maturity of such investment is equal to 180 days or less from the date of purchase thereof, and (3) in the case of any investment referred to in clause





                                       18
                                  (Series AC)

(iii), (iv), (vi), (vii), (viii), (x) or (xi) the final maturity or date of return of such investment is equal to one year or less from the date of purchase thereof.

                 "Permitted Liens" has the meaning specified therefor in the Lease.

                 "Person" has the meaning specified therefor in the Lease.

                 "Premium Termination Date" means, for any Pass Through Equipment Note, the date specified in Exhibit B hereto as the premium termination date for such Pass Through Equipment Note.

                 "Purchase Agreement" has the meaning specified therefor in the Lease.

                 "Purchase Agreement Assignment" has the meaning specified therefor in the Lease.

                 "Record Date" for the interest or Installment Payment Amount payable on any Interest Payment Date or Installment Payment Date, as the case may be, means the calendar day (whether or not a Business Day) which is 15 calendar days prior to the related Interest Payment Date or the related Installment Payment Date.

                 "Redemption Date" means the date on which the Equipment Notes are to be redeemed or purchased in lieu of redemption pursuant to Section 6.01 or Section 6.02.

                 "Redemption Price" means the price at which the Equipment Notes are to be redeemed or purchased in lieu of redemption, determined as of the applicable Redemption Date, pursuant to Section 6.01 or 6.02, as the case may be.

                 "Refunding Agreement" has the meaning specified therefor in the Lease.

                 "Refunding Date" means the date on which the Equipment Notes are issued pursuant to Section 2.10.

                 "Register" has the meaning specified therefor in Section 2.03.

                 "Registrar" means any person acting as Registrar hereunder pursuant to Section 2.03.





                                       19
                                  (Series AC)

                 "Related Indemnitee Groups" has the meaning specified therefor in Section 7(b) of the Participation Agreement.

                 "Rent" has the meaning specified therefor in the Lease.

                 "Rent Schedule" has the meaning specified therefor in the Lease.

                 "Replacement Airframe" has the meaning specified therefor in the Lease.

                 "Replacement Engine" has the meaning specified therefor in the Lease.

                 "Responsible Company Officer" has the meaning specified for the term "Responsible Officer" in the Lease.

                 "Responsible Officer", with respect to the Owner Trustee or the Loan Trustee, means any officer in its respective Corporate Trust Department or any officer customarily performing functions similar to those performed by the persons who at the time shall be such respective officers or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

                 "SEC" means the Securities and Exchange Commission.

                 "Special Purchase Option Date" has the meaning specified therefor in the Lease.

                 "Special Purchase Price" has the meaning specified therefor in the Lease.

                 "Special Record Date" for Defaulted Interest or a Defaulted Installment, as the case may be, shall be the date set by the Loan Trustee in accordance with Section 2.08 of the proposed payment of the Defaulted Interest or Defaulted Installment.

                 "Special Termination Date" has the meaning specified therefor in the Lease.

                 "Stipulated Loss Value" has the meaning specified therefor in the Lease.





                                       20
                                  (Series AC)

                 "Supplemental Rent" has the meaning specified therefor in the Lease.

                 "Swap Breakage Loss" has the meaning specified therefor in the Refunding Agreement. Notwithstanding anything to the contrary set forth herein or in any other Operative Document, Swap Breakage Loss shall be payable solely with respect to the Bank Equipment Notes, and Swap Breakage Loss shall not be calculated or payable with respect to the Pass Through Equipment Notes.

                 "Tax Indemnity Agreement" has the meaning specified therefor in the Lease.

                 "Termination Value" has the meaning specified therefor in the Lease.

                 "Treasury Rate" means, with respect to each Pass Through Equipment Note to be redeemed or purchased, a per annum rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the semiannual yield to maturity of United States Treasury securities maturing on the Average Life Date of such Pass Through Equipment Note, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Pass Through Equipment Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Pass Through Equipment Note, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Pass Through Equipment Note is reported in the most recent H.15(519), as published in H.15(519)). H.15(519) means "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the fourth Business Day preceding the Redemption Date. For purposes hereof, "Average Life Date" means, with respect to each Pass Through Equipment Note to be redeemed, the date which follows the Redemption Date by a period equal to the Remaining Weighted Average Life of such Pass Through Equipment Note. For purposes hereof, "Remaining Weighted Average Life" means, for any Pass Through Equipment Note, as of any date of determination, the number of days equal to the





                                       21
                                  (Series AC)
quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment of principal, including the payment due on the Maturity Date of such Pass Through Equipment Note by (ii) the number of days from and including the Redemption Date to but excluding the scheduled payment date of such principal payment; by (b) the then unpaid principal amount of such Pass Through Equipment Note.

                 "Trust Agreement" has the meaning specified therefor in the Lease.

                 "Trust Agreement and Indenture Supplement" means any supplement to the Trust Agreement and this Agreement in the form of Exhibit C hereto.

                 "Trust Estate" has the meaning specified therefor in the Trust Agreement.

                 "Trust Indenture and Security Agreement" or "this Agreement" or "this Indenture" means this Trust Indenture and Security Agreement (AA 1995 PTC Series AC), as the same may from time to time be supplemented, amended or modified.

                 "Trustee's Liens" has the meaning specified therefor in
Section 9.09.

                 "U.S. Government Obligations" means securities that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged which are not callable or redeemable, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt so long as such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.





                                       22
                                  (Series AC)

                                   ARTICLE 2

                              THE EQUIPMENT NOTES

                 Section 2.01. Equipment Notes; Title, Dating and Terms. (a) The Equipment Notes issued hereunder shall be designated as 1995 Equipment Notes, Series AC. The Pass Through Equipment Notes shall be substantially in the form set forth in Exhibit A hereto, and the Bank Equipment Notes shall be substantially in the form of Exhibit A-1 hereto. The Equipment Notes shall be dated the date of issuance thereof, shall be issued in the maturities and principal amounts and shall bear interest as specified in Exhibit B hereto.
The principal of each Equipment Note, other than the Installment Equipment Notes and Bank Equipment Notes, shall be payable in full on the Maturity Date for such Equipment Note. The principal of each Installment Equipment Note and Bank Equipment Note shall be payable in installments, on each Installment Payment Date and the related Maturity Date, in amounts equal to the relevant Installment Payment Amount for such Installment Payment Date. In the event any amount of interest or Installment Payment amount payable under any Equipment
Note is not paid when due, to the extent permitted by applicable law interest shall accrue on such amounts at the Past Due Rate applicable to the Equipment Note for which such amounts are due. Each Equipment Note shall be issued on original issuance to the Pass Through Trustee under the Pass Through Trust Agreement or to the Initial Bank Lender as set forth in Exhibit B-2 hereto.

                 (b) The Equipment Notes shall be issued in registered form only. The Pass Through Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof except that one such Equipment Note of each maturity may be in an amount that is not an integral multiple of $1,000. The Bank Equipment Notes shall be issued in denominations of not less than $5,000,000. The Equipment Notes are not redeemable prior to their respective Maturity Dates except as provided in this Agreement.

                 All computations of interest accruing on any Equipment Note shall be made on the basis of a year of 360 days consisting of twelve 30-day months.

                 The principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on the Equipment Notes shall be payable in immediately available funds at the principal corporate trust office of the Loan Trustee or at any office or agency maintained for





                                       23
                                  (Series AC)
such purpose pursuant to Section 2.03 or as otherwise directed in the manner herein provided.

                 All payments in respect of the Equipment Notes shall be made in United States dollars.

                 Section 2.02. Execution and Authentication. (a) Equipment Notes shall be executed on behalf of the Owner Trustee by the manual or facsimile signature of its President, a senior vice president, a vice president, an assistant vice president, its treasurer, its secretary, an assistant secretary, an assistant treasurer or other authorized officer.

                 (b) If any officer of the Owner Trustee executing the Equipment Notes or attesting to the Owner Trustee's seal no longer holds that office at the time the Equipment Note is executed on behalf of the Owner Trustee, the Equipment Note shall be valid nevertheless.

                 (c) At any time and from time to time after the execution of the Equipment Notes, the Owner Trustee may deliver such Equipment Notes to the Loan Trustee for authentication and, subject to the provisions of Section 2.10, the Loan Trustee shall authenticate the Equipment Notes by manual signature upon written orders of the Owner Trustee. Equipment Notes shall be authenticated on behalf of the Loan Trustee by any authorized officer or signatory of the Loan Trustee.

                 (d) An Equipment Note shall not be valid or obligatory for any purpose or entitled to any security or benefit hereunder until executed on behalf of the Owner Trustee by the manual or facsimile signature of the officer of the Owner Trustee specified in Section 2.02(a) and until authenticated on behalf of the Loan Trustee by the manual signature of the authorized officer or signatory of the Loan Trustee as specified in Section 2.02(c). Such signatures shall be conclusive evidence that such Equipment Note has been duly executed, authenticated and issued under this Agreement.

                 Section 2.3. Registrar and Paying Agent. The Loan Trustee shall maintain an office or agency where the Equipment Notes may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where (subject to Sections 2.04 and 2.08) the Equipment Notes may be presented for payment or for exchange (the "Paying Agent"). The Registrar shall keep a register (the





                                       24
                                  (Series AC)

"Register") with respect to the Equipment Notes and their transfer and exchange and the payment of Installment Payment Amounts thereon, if any. The Loan Trustee may appoint one or more co-registrars (the "Co-Registrars") and one or more additional Paying Agents for the Equipment Notes and the Loan Trustee may terminate the appointment of any Co-Registrar or Paying Agent at any time upon written notice. The term "Registrar" includes any Co-Registrar. The term "Paying Agent" includes any additional Paying Agent.

                 The Loan Trustee shall initially act as Registrar and Paying Agent.

                 Section 2.04. Transfer and Exchange. (a) At the option of a Loan Participant, Equipment Notes may be exchanged for an equal aggregate principal amount of other Equipment Notes of the same type, having the same Maturity Date and of any authorized denominations or transferred upon surrender of the Equipment Notes to be exchanged or transferred at the principal corporate trust office of the Loan Trustee, or at any office or agency maintained for such purpose pursuant to Section 2.03. Whenever any Equipment Note or Equipment Notes are so surrendered, the Owner Trustee shall execute, and the Loan Trustee shall authenticate and deliver, the replacement Equipment Note or Equipment Notes which the Loan Participant or the transferee, as the case may be, is entitled to receive.

                 All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes shall be the valid obligations of the Owner Trustee, evidencing the same obligations, and entitled to the same security and benefits under this Agreement, as the Equipment Notes surrendered upon such registration of transfer or exchange.

                 Every Equipment Note presented or surrendered for registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Loan Participant thereof or such Loan Participant's attorney duly authorized in writing.

                 No service charge shall be made to a Loan Participant for any registration of transfer or exchange of Equipment Notes, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Equipment Notes.





                                       25
                                  (Series AC)

                 The Registrar shall not be required (i) to register the transfer of or to exchange any Equipment Note during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption (or purchase in lieu of redemption) of Equipment Notes pursuant to Section 6.01 or 6.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or to exchange any Equipment Note called for redemption (or purchase in lieu of redemption) pursuant to such
Section 6.01 or 6.02.

                 Notwithstanding anything to the contrary set forth herein, the transfer of any Bank Equipment Note shall not be registered pursuant to this
Section 2.04 unless such transfer shall have been effected pursuant to and in accordance with the terms and conditions of Section 10(e) or 14(b) of the Refunding Agreement.

                 (b) The Equipment Notes may not be purchased by or transferred to any employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or individual retirement account or employee benefit plan subject to Section 4975 of the Internal Revenue Code, as amended (each an "ERISA Plan") or by any other entity whose assets constitute assets of an ERISA Plan unless one of the Underwriter Exemptions (as defined below) applies to such purchase. The purchase by a Person of any Equipment Note constitutes a representation by such Person to the Company, the Owner Participant, the Owner Trustee and the Loan Trustee that either (i) such Person is not an ERISA Plan and that such Person is not acquiring, and has not acquired, such Equipment Note with assets of an ERISA Plan or (ii) one of the Underwriter Exemptions applies to such purchase. For purposes of this paragraph, "Underwriter Exemption" means any one of the administrative exemptions granted by the United States Department of Labor to J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (Prohibited Transaction Exemption 90-23, Exemption Application No. D-7989, 55 Fed. Reg. 20,545 (1990), Prohibited Transaction Exemption 90-24 et al., Exemption No. D-8019 et al., 55 Fed. Reg. 20,548 (1990) and Prohibited Transaction Exemption 89-89, Exempton Application No. D- 6446, as amended, 55 Fed. Reg. 48,939 (1990), respectively).

                 (c) The purchase by a Person of any Equipment Note constitutes an agreement by such Person with the Company, the Owner Participant, the Owner Trustee and the Loan Trustee to the terms of, and to be bound by and to observe





                                       26
                                  (Series AC)
the provisions applicable to such Person contained in, the Equipment Notes, the Participation Agreement, the Refunding Agreement, the provisions herein and the other documents and agreements referred to therein.

                 Section 2.05. Loan Participant Lists; Ownership of Equipment Notes. (a) The Loan Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Loan Participants. If the Loan Trustee is not the Registrar, the Registrar shall furnish (and the Owner Trustee shall cause the Registrar to furnish) to the Loan Trustee semiannually on or before each Interest Payment Date, and at such other times as the Loan Trustee may request in writing, a list, in such form and as of such date as the Loan Trustee may reasonably require, containing all the information in the possession or control of the Registrar as to the names and addresses of Loan Participants.

                 (b) Ownership of the Equipment Notes shall be proved by the Register kept by the Registrar. Prior to due presentment for registration of transfer of any Equipment Note, the Owner Trustee, the Loan Trustee, the Paying Agent and the Registrar shall deem and treat the Person in whose name any Equipment Note is registered as the absolute owner of such Equipment Note for the purpose of receiving payment of principal (including, subject to the provisions herein regarding the applicable record dates, Installment Payment Amounts) of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and (subject to the provisions herein regarding the applicable record dates) interest on such Equipment Note and for all other purposes whatsoever, whether or not such Equipment Note is overdue, and none of the Owner Trustee, the Loan Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

                 Section 2.06. Mutilated, Destroyed, Lost or Stolen Equipment Notes. If any Equipment Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the related Loan Participant, issue and execute, and the Loan Trustee shall authenticate and deliver, in replacement thereof, a new Equipment Note of the same type, having the same Maturity Date, payable to the same Loan Participant in the same principal amount and dated the same date as the Equipment Note so mutilated, destroyed, lost or stolen. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Loan Trustee. If the





                                       27
                                  (Series AC)

Equipment Note being replaced has been destroyed, lost or stolen, the related Loan Participant shall furnish to the Owner Trustee and the Loan Trustee such security or indemnity as may be required by each of them to save the Owner Trustee and the Loan Trustee harmless (it being understood that an unsecured undertaking to indemnify each such party delivered in writing and in a form reasonably satisfactory to the Owner Trustee and the Loan Trustee by the Initial Bank Lender shall satisfy such requirement) and evidence satisfactory to the Owner Trustee and the Loan Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof.

                 Section 2.07. Cancellation. The Registrar and any Paying Agent shall forward to the Loan Trustee all Equipment Notes surrendered to them for replacement, redemption, registration of transfer, exchange or payment.
The Loan Trustee shall cancel all Equipment Notes surrendered for replacement, redemption, registration or transfer, exchange, payment or cancellation and shall destroy cancelled Equipment Notes.

                 Section 2.08.  Payment on Equipment Notes; Defaulted Interest.
(a) The Loan Trustee will arrange directly with any Paying Agent for the payment, or the Loan Trustee will make payment, all pursuant to Section 2.09, of the principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on or in respect of the Equipment Notes. Payments on the Equipment Notes in respect of interest and Installment Payment Amounts, if any, payable on an Installment Payment Date, shall be paid in immediately available funds in U.S. currency on each Interest Payment Date or Installment Payment Date, as the case may be, to the Loan Participant in whose name such Equipment Note is registered on the Register at the close of business on the relevant Record Date and, in the case of the Bank Equipment Notes, in such manner (by wire transfer of immediately available funds if not otherwise specified) as specified in Schedule I to the Refunding Agreement or as each Bank Lender shall have otherwise designated in writing to the Loan Trustee on or prior to such Record Date; provided, however, that, in the case of Pass Through Equipment Notes, the Paying Agent will, at the request of the Loan Trustee, and may, at its option, pay such interest or Installment Payment Amounts by check mailed to such Loan Participant's address as it appears on the Register. The Paying Agent shall cause each payment to the Bank Lenders to be made by 4:00 pm on the day the Paying Agent receives such payment, provided such payment is re-





                                       28
                                  (Series AC)
ceived in immediately available funds by the Paying Agent by 1:00 pm on such day. In the event the Paying Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and time specified, Paying Agent, in is individual capacity and not as Paying Agent, hereby agrees to compensate any Bank Lender for the loss of use of such funds.

                 Principal of each Pass Through Equipment Note payable on the Maturity Date of such Pass Through Equipment Note and Make-Whole Amount, if any, with respect thereto shall be payable only against presentation and surrender thereof at the principal corporate trust office of the Loan Trustee or at the office of the Paying Agent maintained for such purpose pursuant to
Section 2.03.

                 Promptly following payment of all principal, Swap Breakage Loss, if any, and interest due and owing with respect to a Bank Equipment Note and all other sums due and payable to the Bank Lender in whose name such Bank Equipment Note is registered in the Register hereunder, under such Bank Equipment Note, under the Participation Agreement and under the Refunding Agreement, such Bank Lender shall surrender such Bank Equipment Note to the Loan Trustee for cancellation.

                 A Loan Participant shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on all Equipment Notes held by such Loan Participant and all other sums due and payable to such Loan Participant hereunder, under such Equipment Notes, under the Participation Agreement and under the Refunding Agreement shall have been paid in full.

           (b) Any Installment Payment Amount payable on an Installment Payment Date, or any interest payable on an Interest Payment Date on any Equipment Note which is not punctually paid on, or within 5 days after, such Installment Payment Date or such Interest Payment Date, as the case may be (herein called, respectively, a "Defaulted Installment" and "Defaulted Interest"), shall forthwith cease to be payable to the Loan Participant on the relevant Record Date by virtue of its having been such Loan Participant; and such Defaulted Installment or Defaulted Interest may be paid by the Loan Trustee, at its election in each case, as provided, in the case of the Pass Through Equipment Notes, in clause





                                       29
                                  (Series AC)

(1) or (2) below and, in the case of Bank Equipment Notes, in clause (3) below:

                 (1) The Loan Trustee may elect to make payment of any Defaulted Installment or Defaulted Interest to the Person in whose name a Pass Through Equipment Note is registered at the close of business on a special record date for the payment of such Defaulted Installment or Defaulted Interest, which shall be fixed in the following manner. The Loan Trustee shall notify the Paying Agent in writing of the amount of the Defaulted Installment or Defaulted Interest proposed to be paid on each such Pass Through Equipment Note and the date of the proposed payment, and at the same time the Loan Trustee shall make arrangements to set aside an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Installment or Defaulted Interest, prior to the date of the proposed payment, to be held in trust for the benefit of the Persons entitled to such Defaulted Installment or Defaulted Interest as this clause provides and shall fix a special record date for the payment of such Defaulted Installment or Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment. The Loan Trustee shall promptly notify the Owner Trustee and the Registrar of such special record date and shall cause notice of the proposed payment of such Defaulted Installment or Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Loan Participant entitled thereto at such Loan Participant's address as it appears in the Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Installment or Defaulted Interest and the special record date therefor having been mailed, as aforesaid, such Defaulted Installment or Defaulted Interest shall be paid to the Persons in whose names the applicable Equipment Notes are registered on such special record date and shall no longer be payable pursuant to the following clause (2).

                 (2) The Loan Trustee may make, or cause to be made, payment of any Defaulted Installment or Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which Pass Through Equipment Notes may be listed, and upon such notice as may be required by such exchange,





                                       30
                                  (Series AC)
         if such payment shall be deemed practicable by the Loan Trustee.

                 (3) In the case of a Bank Equipment Note, the Loan Trustee may elect to make payment of any Defaulted Installment or Defaulted Interest to the Bank Lender in whose name such Bank Equipment Note is registered in the Register at the time of such payment.

                 (c) The Loan Trustee shall require each Paying Agent to agree in writing that such Paying Agent will hold in trust, for the benefit of the Loan Participants entitled thereto and the Loan Trustee, all money held by the Paying Agent for the payment of principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on, the Equipment Notes, or any other amount payable to the Loan Participants hereunder or under any other Operative Document, and shall give to the Loan Trustee notice of any default by any obligor upon the Equipment Notes in the making of any such payment upon the Equipment Notes. The Loan Trustee at any time may require a Paying Agent to repay to the Loan Trustee all money held by it. Upon so doing the Paying Agent shall have no further liability for the money so paid.

                 Section 2.09. Payment from Indenture Estate Only; Non-Recourse Obligations. Notwithstanding any other provision herein or in the Equipment Notes to the contrary, all amounts payable by the Loan Trustee and the Owner Trustee under the Equipment Notes and this Agreement shall be made only from the income and proceeds of the Indenture Estate and each Loan Participant, by its acceptance of such Equipment Note, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate for the payment of such amounts, to the extent available for distribution to it as herein provided, and
(b) none of the Owner Trustee, the Owner Participant or the Loan Trustee is or shall be personally liable to any Loan Participant for any amount payable under such Equipment Note or this Agreement or, except as expressly provided in this Agreement in the case of the Owner Trustee and the Loan Trustee, for any liability thereunder or hereunder.

                 Wilmington Trust Company is entering into this Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall Wilmington Trust Company (or any entity acting as successor trustee under the Trust Agreement) be personally liable for, or for any loss in respect of, any state-





                                       31
                                  (Series AC)
ments, representations, warranties, agreements or obligations hereunder or thereunder; provided that Wilmington Trust Company shall be liable hereunder in its individual capacity, (i) for the performance of its agreements undertaken in its individual capacity under Section 8 of the Participation Agreement, (ii) for the performance of its agreements undertaken in its individual capacity under Section 9 of the Refunding Agreement and (iii) for its own willful misconduct or gross negligence. If a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and the Participation Agreement, such successor Owner Trustee shall, without any further act, succeed to all of the rights, duties, immunities and obligations hereunder, and its predecessor Owner Trustee and Wilmington Trust Company shall be released from all further duties and obligations hereunder, without prejudice to any claims against Wilmington Trust Company or such predecessor Owner Trustee for any default by Wilmington Trust Company or such predecessor Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

                 Section 2.10. Execution and Delivery of Equipment Notes upon Original Issuance. The Owner Trustee shall issue and execute, and the Loan Trustee shall authenticate and deliver, the Equipment Notes for original issuance only upon Company Request and upon payment by the Loan Participants pursuant to the Refunding Agreement of an aggregate amount equal to the aggregate original principal amount of the Equipment Notes.


                                   ARTICLE 3

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF FUNDS IN THE INDENTURE ESTATE

                 Section 3.01. Payment upon Issuance of Equipment Notes. On the Refunding Date, the Owner Trustee shall apply, or cause to be applied, the proceeds of the sale of the Equipment Notes to the redemption of the certificates issued pursuant to the Original Indenture.

                 Section 3.02. Payment in Case of Termination of Lease or Redemption of Equipment Notes. In the event the Equipment Notes are redeemed (or purchased in lieu of redemption) in accordance with the provisions of
Section 6.01 or 6.02, the Loan Trustee will apply on the Redemption Date, or in the event of amounts distributable to





                                       32
                                  (Series AC)
the Owner Trustee in accordance with clause fourth below, on the Lease Termination Date, any amounts then held by it in the Indenture Estate and received by it from or on behalf of the Company or the Owner Trustee (including, without limitation, Swap Breakage Loss, if any, payable in respect of the Bank Equipment Notes, whether or not constituting part of the applicable redemption price), in the following order of priority:

                 first, so much thereof as was received by the Loan Trustee with respect to the amounts due to it pursuant to Section 9.05 shall be applied to pay the Loan Trustee such amounts;

                 second, so much thereof as shall be required to pay the Redemption Price on the Outstanding Equipment Notes pursuant to
         Section 6.01 or 6.02, as the case may be, on the Redemption Date shall be applied to the redemption (or purchase in lieu of redemption) of the Equipment Notes on the Redemption Date;

                 third, so much thereof as shall be required to pay the amounts described in clauses "fifth" and "eighth" of Section 3.05 shall be applied to pay such amounts; and

                 fourth, the balance, if any, thereof remaining after amounts specified in clauses first, second, and third have been applied or set aside for application shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement.

                 Section 3.03. Application of Rent When No Indenture Event of Default Is Continuing. Each amount of Rent received by the Loan Trustee from the Owner Trustee or the Company, together with any amount received by the Loan Trustee pursuant to Section 8.03(e)(i) hereof, shall, except as otherwise provided in Section 3.02, 3.04, 3.05 or 3.06, be distributed by the Loan Trustee in the following order of priority:

                 first, so much of such aggregate amount as shall be required to pay in full the principal of, and interest then due on all Outstanding Equipment Notes shall be distributed to the Persons entitled thereto;





                                       33
                                  (Series AC)
                 second, so much of such aggregate amount remaining as shall be required to pay any amount due the Loan Trustee pursuant to Section
         9.05 shall be applied to pay the Loan Trustee such amounts;

                 third, so much thereof as shall be required to pay the amounts described in clauses "fifth" and "eighth" of Section 3.05 shall be applied to pay such amounts; and

                 fourth, the balance, if any, of such aggregate amount remaining thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

                 Section 3.04. Application of Certain Payments in Case of Requisition or Event of Loss. Except as otherwise provided in Section 3.05, any amounts received directly or through the Company from any governmental authority or other Person pursuant to Section 10 of Lease with respect to the Airframe or the Airframe and the Engines or engines then installed on the Airframe as the result of an Event of Loss, to the extent that such amounts are not at the time required to be paid to the Company pursuant to said Section 10, and any amounts of insurance proceeds for damage to the Indenture Estate received directly or through the Company from any insurer pursuant to Section 11 of the Lease with respect thereto as the result of an Event of Loss, to the extent such amounts are not at the time required to be paid to the Company pursuant to said Section 11, shall, except as otherwise provided in the next sentence, be applied in reduction of the Company's obligations to pay Stipulated Loss Value as provided in the Lease and the remainder, if any, shall, except as provided in the next sentence, be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Lease. Notwithstanding Section 3.05 hereof, any amounts held by the Loan Trustee, including, without limitation, pursuant to Section 10 or 11 of the Lease, which are payable to the Lessee pursuant to the terms of the Lease or held by the Loan Trustee in accordance with Section 25 of the Lease shall be (i) so paid to the Lessee or (ii) held by the Loan Trustee as security for the obligations of the Lessee, in each case in accordance with the applicable provisions of the Lease.

                 Section 3.05. Payments During Continuance of Indenture Event of Default. Except as otherwise provided in Section 3.02 or the last sentence of Section 3.04, all payments (except Excepted Property) received and amounts





                                       34
                                  (Series AC)
held or realized by the Loan Trustee after an Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Loan Trustee from the exercise of any remedies pursuant to Article 8), as well as all payments or amounts then held or thereafter received by the Loan Trustee as part of the Indenture Estate while such Indenture Event of Default shall be continuing, shall be distributed by the Loan Trustee in the following order of priority:

                 first, so much of such payments or amounts as shall be required to pay the Loan Trustee all amounts then due it pursuant to
         Section 9.05 shall be applied to pay the Loan Trustee such amounts;

                 second, so much of such payments or amounts remaining as shall be required to pay the expenses incurred (including unbilled expenses in respect of property delivered or contracted for or services rendered or contracted for if the amount of such expense is liquidated) in using, operating, storing, leasing, controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements of and to the Indenture Estate and to make all payments which the Loan Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine and make reports upon the properties, books and records of the Owner Trustee and, to the extent permitted under the Lease, the Company), all in accordance with Section 8.03(c), shall be applied for such purposes;

                 third, so much of such payments or amounts remaining as shall be required to pay the principal of and accrued interest on all Equipment Notes Outstanding payable to the Loan Participants then due and payable, whether by declaration of acceleration pursuant to
         Section 8.02 or otherwise, shall be applied ratably to the payment of such principal and interest; and in case the aggregate amount remaining shall be insufficient to pay in full the whole amount so due and unpaid, then such amount shall be applied to the payment of such principal and interest, without any preference or priority of one Equipment Note over another, ratably according to the aggregate amount so due for principal





                                       35
                                  (Series AC)
         and interest, at the date fixed by the Loan Trustee for the distribution of such payments or amounts;

                 fourth, so much of such payments or amounts remaining as shall be required to pay the Make-Whole Amount, if any, and the Swap Breakage Loss, if any, as the case may be, then due and payable to any Loan Participant pursuant to Section 6.01 or 6.02 hereof but unpaid shall be applied ratably to the payment of such Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be (but only to the extent that such Make-Whole Amount or Swap Breakage Loss is payable or arises in connection with the occurrence of an Indenture Event of Default that is not a Lease Event of Default); and, in case the aggregate amount remaining shall be insufficient to pay all such amounts in full, such amount shall be distributed ratably, without priority of any Loan Participant over any other Loan Participant, in the proportion that the aggregate amount due each such Loan Participant bears to the aggregate amount due all such Loan Participants under this clause fourth;

                 fifth, so much of such payments or amounts remaining as shall be required to pay to each Loan Participant all other amounts payable pursuant to the indemnification provisions of Section 7(b) or 7(c) of the Participation Agreement, pursuant to Section 14 of the Refunding Agreement or pursuant to any other provision of this Indenture or any Operative Document (excluding, in any case, any amounts payable pursuant to clause " second" or "third" of this Section 3.05 or amounts constituting a Make-Whole Amount or Swap Breakage Loss) to such Loan Participant or to its predecessors and remaining unpaid shall be distributed to such Loan Participant for distribution to itself and such predecessors, as their interests may appear, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, such amount shall be distributed ratably, without priority of any Loan Participant over any other Loan Participant, in the proportion that the aggregate amount due each such Loan Participant under this clause "fifth" bears to the aggregate amount due all such Loan Participants under this clause "fifth";

                 sixth, so much of such payments or amounts remaining thereafter shall be held by the Loan Trustee as collateral security for the obligations secured hereby





                                       36
                                  (Series AC)
         until such time as no Indenture Event of Default shall be continuing hereunder or the Equipment Notes have been accelerated and all amounts due thereon (other than any Swap Breakage Loss) have been paid, at which time so much of such payments or amounts remaining as shall be required to pay an amount which, when aggregated with any prior distributions pursuant to this clause " sixth", shall be equal to the sum of (a) the excess, if any, of (i) the Termination Value for the Aircraft, computed as of the date of distribution pursuant to this clause " sixth" (the "Distribution Date"), over (ii) the aggregate principal amount of the Outstanding Equipment Notes as of the Distribution Date, plus (b) all other Supplemental Rent then due and owing to the Owner Trustee or the Owner Participant shall be distributed to the Owner Trustee to be held or distributed in accordance with the provisions of the Trust Agreement; provided that at such time as one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of 180 days during which the Equipment Notes could, but shall not, have been accelerated pursuant to Section 8.02, the amounts which would have been payable to the Owner Trustee pursuant to this clause " sixth" but for the occurrence of such Lease Event of Default shall be so paid to the Owner Trustee;

                 seventh, so much of such payments or amounts remaining as shall be required to pay the Swap Breakage Loss, if any, then due and payable to the Bank Lenders (to the extent that such Swap Breakage Loss is payable or arises in connection with an Indenture Event of Default that is also a Lease Event of Default) shall be applied to the payment of such Swap Breakage Loss, if any; and in case the aggregate amount remaining shall be insufficient to pay all such amounts in full, such amount shall be distributed ratably without priority of any Bank Lender over any other Bank Lender, in the proportion that the aggregate amount due to each such Bank Lender bears to the aggregate amount due all such Bank Lenders under this clause "seventh"; and

                 eighth, so much of such payments or amounts remaining thereafter shall be distributed to the Owner Trustee to be held or distributed in accordance with the provisions of the Trust Agreement, so long as no Indenture Event of Default exists other than by virtue of such Lease Event of Default.





                                       37
                                  (Series AC)

                 Section 3.06. Certain Payments. (a) Except as otherwise provided in this Agreement, any payment received by the Loan Trustee for which provision as to the application thereof is made in the Lease or the Participation Agreement shall be distributed to the Person for whose benefit such payments were made. Notwithstanding anything in this Article 3 or elsewhere in this Agreement to the contrary, the Loan Trustee shall be obligated to distribute and shall distribute to the Owner Participant or the Owner Trustee, as the case may be, any Excepted Property received by the Loan Trustee promptly upon receipt thereof by the Loan Trustee.

                 (b) Except as otherwise provided in Section 3.05, the Loan Trustee will distribute promptly upon receipt any indemnity or other payment received by it from the Owner Trustee or the Company in respect of the Loan Trustee in its individual capacity or any Loan Participant pursuant to Section 7(b) or 7(c) of the Participation Agreement or, in the case of any Bank Lender,
Section 14(a) of the Refunding Agreement directly to the Person entitled thereto as such Person's interest may appear.

                 Section 3.07. Payments for Which No Application Is Otherwise Provided. Except as otherwise provided in Section 3.05:

                 (a) any payment received by the Loan Trustee for which no provision as to the application thereof is made elsewhere in this Agreement, and

                 (b) any payment received and amounts realized by the Loan Trustee with respect to the Aircraft to the extent received or realized at any time after the conditions set forth in Article 10 for the satisfaction and discharge of this Agreement or for the defeasance of the Equipment Notes shall have been satisfied, as well as any other amounts remaining as part of the Indenture Estate after such satisfaction shall be distributed by the Loan Trustee in the following order of priority:

                          first, so much of such aggregate amount as shall be
                 required to pay the Loan Trustee all amounts then due it pursuant to Section 9.05 shall be applied to pay the Loan Trustee such amounts; and





                                       38
                                  (Series AC)
                          second, the balance, if any, of such aggregate amount
                 remaining thereafter shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement, the Lease or the Participation Agreement.


                                   ARTICLE 4

                           COVENANTS OF OWNER TRUSTEE

                 Section 4.01. Covenants of Owner Trustee. The Owner Trustee hereby covenants and agrees that:

                 (a) it will, subject always to Section 2.09, pay or cause to be paid when due all amounts of principal and interest due under the Equipment Notes (in any case, without duplication of amounts theretofore paid to the Loan Trustee in respect thereof), and if received from the Company as Supplemental Rent, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and any other amount due under the Equipment Notes;

                 (b) it will not suffer to exist any Lessor's Lien attributable to it in its individual capacity with respect to the Indenture Estate;

                 (c) in the event that any Responsible Officer of the Owner Trustee shall have actual knowledge of an Indenture Event of Default or Indenture Default or an Event of Loss, the Owner Trustee will give prompt written notice thereof to the Loan Trustee, the Owner Participant and the Company;

                 (d) it will not, except as contemplated by the Operative Documents or with the consent of the Loan Trustee, contract for, create, incur, assume or suffer to exist any Debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the Debt of any other Person; and





                                       39
                                  (Series AC)

                 (e) it will not, in its capacity as Owner Trustee, engage in any business or other activity, except as contemplated hereby or by the other Operative Documents.


                                   ARTICLE 5

                     DISPOSITION, SUBSTITUTION AND RELEASE
              OF PROPERTY INCLUDED IN THE INDENTURE ESTATE DURING
                             CONTINUATION OF LEASE

                 Section 5.01. Disposition, Substitution and Release of Property Included in the Indenture Estate During Continuation of Lease. So long as the Lease is in effect:

                 (a) Parts. Any Parts and alterations, improvements and modifications in and additions to the Aircraft shall, to the extent required or specified by the Lease, become subject to the Lien of this Agreement and be leased to the Company under the Lease; provided that, to the extent permitted by and as provided in the Lease, the Company shall have the right, at any time and from time to time, without any release from or consent by the Owner Trustee or the Loan Trustee, to remove, replace and pool Parts and to make alterations, improvements and modifications in, and additions to, the Aircraft. The Loan Trustee agrees that, to the extent permitted by and as provided in the Lease, title to any such removed or replaced Part shall vest in the Company. The Loan Trustee shall from time to time execute an appropriate written instrument or instruments to confirm the release of the security interest of the Loan Trustee in any Part as provided in this Section 5.01, in each case upon receipt by the Loan Trustee of a Company Request stating that said action was duly taken by the Company in conformity with this Section 5.01 and that the execution of such written instrument or instruments is appropriate to evidence such release of a security interest under this Section 5.01.

                 (b) Substitution Under the Lease upon an Event of Loss Occurring to Airframe or Engines or upon Voluntary Termination of Lease with Respect to Engines. Upon (i) the occurrence of an Event of Loss occurring to the Airframe or an Engine, or (ii) a voluntary termination of the Lease with respect to an Engine, the Company may, in the case of an Event of Loss which has occurred to the Airframe, or shall, in the case of an Event of Loss which has occurred to or termination of the Lease with respect to an Engine, substitute an airframe or engine, as the case may be, in which





                                       40
                                  (Series AC)
case, upon satisfaction of all conditions to such substitution specified in
Section 10 of the Lease, the Loan Trustee shall release all of its right, interest and Lien in and to the Airframe or such Engine in accordance with the provisions of the following two sentences. The Loan Trustee shall execute and deliver to the Owner Trustee an instrument releasing its Lien in and to the Airframe or such Engine and shall execute for recording in public offices, at the expense of the Owner Trustee (if requested by the Owner Trustee) or the Company (if requested by the Company), such instruments in writing as the Owner Trustee or the Company shall reasonably request and as shall be reasonably acceptable to the Loan Trustee in order to make clear upon public records that such Lien has been released under the laws of the applicable jurisdiction. The Owner Trustee hereby waives and releases any and all rights existing or that may be acquired to any penalties, forfeit or damages from or against the Loan Trustee for failure to execute and deliver any document in connection with the release of a Lien or to file any certificate in compliance with any law or statute requiring the filing of the same in connection with the release of a Lien, except for failure by the Loan Trustee to execute and deliver any document or to file any certificate as may be specifically requested in writing by the Owner Trustee or the Company.


                                   ARTICLE 6

                         REDEMPTION OF EQUIPMENT NOTES

                 Section 6.01. Redemption of Equipment Notes upon Event of Loss, Termination of the Lease or Optional Redemption. (a) Upon the occurrence of an Event of Loss to the Aircraft if the Aircraft is not replaced pursuant to Section 10(a)(i) of the Lease, each Outstanding Equipment Note shall be redeemed in whole at a Redemption Price equal to the aggregate unpaid outstanding principal amount thereof together with accrued and unpaid interest thereon to, but excluding, the applicable Redemption Date plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any. The Redemption Date for Equipment Notes to be redeemed pursuant to this Section 6.01(a) shall be the Lease Loss Payment Date.

                 (b)      (1)  Upon termination of the Lease pursuant to
Section 9(a) of the Lease or upon purchase of the Aircraft by the Company at its option pursuant to Section 9(e) or 20(b) of the Lease (unless the Company shall have assumed





                                       41
                                  (Series AC)
the rights and obligations of the Owner Trustee hereunder to the extent and as provided for in Section 7.03 hereof), each Outstanding Equipment Note shall be redeemed in whole at a Redemption Price equal to the aggregate unpaid principal amount thereof together with accrued but unpaid interest thereon to, but not including, the applicable Redemption Date, plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, and plus, in the case of each Pass Through Equipment Note redeemed prior to the Premium Termination Date applicable to such Pass Through Equipment Note, Make-Whole Amount, if any, and otherwise without Make-Whole Amount. The Redemption Date for Equipment Notes to be redeemed pursuant to this clause (1) shall be the Special Termination Date in case the Company purchases the Aircraft pursuant to Section 9(e) of the Lease, or the Special Purchase Option Date in case the Company purchases the Aircraft pursuant to Section 20(b) of the Lease, or otherwise shall be the third Business Day following the Lease Termination Date.

                 (2) Upon the request of the Owner Trustee upon at least 30 days' prior notice to the Loan Trustee, provided that, so long as no Lease Event of Default shall have occurred and be continuing, the Owner Trustee shall have received written consent to such redemption from the Company prior to the giving of such notice, each Outstanding Equipment Note shall be redeemed (or purchased in lieu of redemption) in whole at a Redemption Price equal to the aggregate unpaid principal amount thereof together with accrued but unpaid interest thereon to, but not including, the applicable Redemption Date, plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, and plus, in the case of each Pass Through Equipment Note redeemed or purchased prior to the Premium Termination Date applicable to such Pass Through Equipment Note (unless such redemption or purchase is pursuant to Section 6.02), Make-Whole Amount, if any, and otherwise without Make-Whole Amount. The Redemption Date for Equipment Notes to be redeemed or purchased pursuant to this clause (2) shall be the date designated in the notice of the Owner Trustee, which shall be a Business Day. If the Owner Trustee elects to purchase the Equipment Notes under Section 8.03(e)(ii), nothing herein, including the use of the terms "Redemption Date" and "Redemption Price," shall be deemed to result in a redemption of the Equipment Notes.





                                       42
                                  (Series AC)

                 (3) Upon the request of the Owner Trustee (i) upon at least 30 days' prior irrevocable notice to the Loan Trustee in the case of the Pass Through Equipment Notes or (ii) upon at least five days' notice to the Loan Trustee in the case of the Bank Equipment Notes, and provided that (A) the Owner Trustee shall have received written consent to such redemption from the Company prior to the giving of such notice and (B) all outstanding equipment notes then held in the same Pass Through Trust or by the same Bank Lender, as the case may be, are simultaneously being redeemed, each Outstanding Equipment Note having the maturity or being held by the Bank Lender designated by the Owner Trustee in such notice shall be redeemed at a Redemption Price equal to the aggregate unpaid principal amount thereof together with accrued but unpaid interest thereon to, but not including, the applicable Redemption Date, plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, and plus, in the case of each Pass Through Equipment Note redeemed prior to the Premium Termination Date applicable to such Pass Through Equipment Note, Make-Whole Amount, if any, and otherwise without Make-Whole Amount. The Redemption Date for Equipment Notes to be redeemed pursuant to this clause (3) shall be the date designated in the notice of the Owner Trustee, which shall be a Business Day. If the Owner Trustee elects to purchase the Equipment Notes under Section 8.03(e)(ii), nothing herein, including the use of the terms "Redemption Date" and "Redemption Price," shall be deemed to result in a redemption of the Equipment Notes.

                 Section 6.02. Redemption or Purchase of Equipment Notes upon Certain Indenture Events of Default. If the Owner Trustee or the Owner Participant gives the notice specified in Section 8.03(e)(ii), then each Outstanding Equipment Note shall be redeemed (or purchased in lieu of redemption) in whole at a Redemption Price equal to the aggregate unpaid principal amount thereof, together with accrued and unpaid interest thereon to but excluding the applicable Redemption Date, plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, payable in respect of the Bank Equipment Notes in connection with any Indenture Event of Default that is not a Lease Event of Default, but in all cases without Make-Whole Amount. The Redemption Date for Equipment Notes to be redeemed (or purchased in lieu of redemption) pursuant to this Section 6.02 shall be the date specified in the notice given by the Owner Trustee to the Loan Trustee pursuant to Section 8.03(e)(ii). If the Owner Trustee elects to purchase the Equipment Notes under
Section 8.03(e)(ii), nothing herein, including the use





                                       43
                                  (Series AC)
of the terms "Redemption Date" and "Redemption Price," shall be deemed to result in a redemption of the Equipment Notes.

                 Section 6.03. Notice of Redemption to Loan Participants. Notice of redemption or purchase with respect to the Equipment Notes shall be given by first-class mail, postage prepaid, mailed not less than 25 nor more than 60 days prior to the Redemption Date (except that, with respect to any Bank Equipment Notes for which a shorter period of notice to the Loan Trustee is provided, written notice shall be given to each affected Bank Lender as promptly as practicable after the Loan Trustee receives such notice), to each Loan Participant of such Equipment Notes to be redeemed or purchased, at such Loan Participant's address appearing in the Register; provided that, in the case of a redemption to be made pursuant to Section 6.01(b), such notice shall be revocable and shall be deemed revoked in the event that the Lease does not in fact terminate on the Lease Termination Date or if notice of such redemption shall have been given in connection with a refinancing of Equipment Notes and the Loan Trustee receives written notice of such revocation from the Company or the Owner Trustee not later than three Business Days prior to the Redemption Date.

                 All notices of redemption shall state:

                 (1)      the Redemption Date,

                 (2)      the applicable basis for determining the Redemption
                          Price,

                 (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Equipment Note, and that, if any such Equipment Notes are then Outstanding, interest on such Equipment Notes shall cease to accrue on and after such Redemption Date, and

                 (4) the place or places where such Equipment Notes are to be surrendered for payment of the Redemption Price.

Notice of redemption or purchase of Equipment Notes to be redeemed or purchased shall be given by the Loan Trustee.

                 Section 6.04. Deposit of Redemption Price. On or before the Redemption Date, the Owner Trustee (or any person on behalf of the Owner Trustee) shall, to the extent an amount equal to the Redemption Price for the Equipment Notes





                                       44
                                  (Series AC)
to be redeemed or purchased on the Redemption Date shall not then be held in the Indenture Estate, deposit or cause to be deposited with the Loan Trustee or the Paying Agent by 12:00 Noon on the Redemption Date in immediately available funds the Redemption Price of the Equipment Notes to be redeemed or purchased.

                 Section 6.05. Equipment Notes Payable on Redemption Date. Notice of redemption or purchase having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 6.03), the Equipment Notes to be redeemed or purchased shall, on the Redemption Date, become due and payable at the principal corporate trust office of the Loan Trustee or at any office or agency maintained for such purposes pursuant to Section 2.03, and from and after such Redemption Date (unless there shall be a default in the payment of the Redemption Price) any such Equipment Notes then outstanding shall cease to bear interest. Promptly following payment of such Redemption Price with respect to any Bank Equipment Note, the Bank Lender holding such Bank Equipment Note shall surrender such Bank Equipment Note to the Loan Trustee. Upon surrender of any Pass Through Equipment Note for redemption or purchase in accordance with said notice such Equipment Note shall be paid at the Redemption Price.

                 If any Equipment Note called for redemption or purchase shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable Redemption Date at the interest rate in effect for such Equipment Note as of such Redemption Date.


                                   ARTICLE 7

                               CERTAIN COVENANTS

                 Section 7.01. Repayment of Monies for Equipment Note Payments Held by the Loan Trustee. Any money held by the Loan Trustee or any Paying Agent in trust for any payment of the principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on any Equipment Note, including without limitation any money deposited pursuant to Article 10, and remaining unclaimed for more than two years and eleven months after the due date for such payment or any money paid to the Loan Trustee pursuant to Section
11.01 of the Pass Through Trust Agreement shall be paid to the Owner Trustee; and the Loan Partici-





                                       45
                                  (Series AC)
pants entitled to payment thereon shall thereafter, as unsecured general creditors, look only to the Company on behalf of the Owner Trustee for payment thereof, and all liability of the Loan Trustee or any such Paying Agent with respect to such trust money shall thereupon cease; provided that the Loan Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to each such Loan Participant notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to the Owner Trustee as provided herein.

                 Section 7.02. Change in Registration. The Loan Trustee shall upon the request of the Company consent to the deregistration of the Aircraft under the laws of the jurisdiction in which it is at the time registered and the registration of the Aircraft under laws of another jurisdiction (herein called a "change in registration") provided that the following conditions are met:

                 (a) such change in registration complies with the provisions of the Lease;

                 (b) no Lease Event of Default and no event which, with lapse of time or notice, or both, would become a Lease Event of Default shall have occurred and be continuing at the date of such request or at the effective date of the change in registration, provided that it shall not be necessary to comply with this condition
         (b) if the change in registration results in the registration of the Aircraft under the laws of the United States of America or if the Loan Trustee in its discretion believes the change in registration would be advantageous to the Loan Participants;

                 (c) the Loan Trustee shall have received an opinion of counsel reasonably satisfactory to it to the effect that:

                          (i)     after giving effect to the change in
                 registration, the Lien on the Aircraft and the other property included in the Indenture Estate shall continue as a fully-perfected Lien and all filing, recording or other action necessary to perfect and protect the Lien of this Indenture has been accomplished (or if such opinion cannot be given at the time by which the Loan Trustee has





                                       46
                                  (Series AC)
                 been requested to consent to a change in registration, (x) the opinion shall detail what filing, recording or other action is necessary and (y) the Loan Trustee shall have received a certificate from the Company that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Loan Trustee on or prior to the effective date of the change in registration); and

                          (ii) the terms of the Lease and this Agreement (including the governing law clauses) are legal, valid and binding and enforceable in such jurisdiction, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided in the Lease and this Agreement, respectively, which laws, however, do not in the opinion of such counsel make the remedies provided in the Lease and this Agreement, respectively, inadequate for the practical realization of the rights and benefits provided thereby;

                 (d) the Loan Trustee shall have received assurances reasonably satisfactory to it that the insurance provisions of the Lease will have been complied with after giving effect to such change in registration; and

                 (e) the Company shall have paid or made provision satisfactory to the Loan Trustee for the payment of all expenses connected with such change in registration.

The Loan Trustee shall execute such documents as the Company or the Owner Trustee shall reasonably request in order to satisfy the above conditions and upon satisfaction of such conditions to effect the change in registration.

                 Section 7.03. Assumption of Obligations of Owner Trustee by the Company. In the event that the Company shall have elected to assume all of the rights and obligations of the Owner Trustee under this Agreement in respect of the Equipment Notes in connection with the purchase by the Company of the Aircraft on a Lease Termination Date pursuant to Section 9(e) or Section 20(b) of the Lease (any such date





                                       47
                                  (Series AC)
being referred to hereinafter as the "Relevant Date") and, if on or prior to the Relevant Date:

                 (a) the Company shall have delivered to the Loan Trustee a certificate, dated the Relevant Date, of a Responsible Company Officer stating that the Company has paid to the Owner Trustee all amounts required to be paid to the Owner Trustee pursuant to the Lease, in connection with such purchase and assumption;

                 (b) no Indenture Default after giving effect to the Relevant Amendment (as defined below) pursuant to clause (x) below shall have occurred and be continuing immediately subsequent to such purchase or assumption and the Loan Trustee shall have received a certificate, dated the Relevant Date, of a Responsible Company Officer to such effect;

                 (c) the Loan Trustee shall have received, on or prior to the Relevant Date, evidence of all filings, recordings and other action referred to in the Opinion or Opinions of Counsel referred to below; and

                 (d) the Loan Trustee shall have received an Opinion or Opinions of Counsel for the Company, dated the Relevant Date, which without unusual qualification shall be to the effect that, after giving effect to the Relevant Amendment (as defined below):

                           (i) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Agreement, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Agreement inadequate for the practical realization of the rights and benefits provided for in this Agreement;

                          (ii) the Aircraft is duly registered in compliance with applicable law under the laws of the jurisdiction in which the Aircraft was registered immediately prior to such purchase and assumption;





                                       48
                                  (Series AC)

                          (iii) the Lien on the Aircraft constitutes a fully-perfected Lien and all filing, recording or other action (specifying the same) necessary to perfect and protect the Lien of this Agreement has been accomplished; and

                           (iv) the Loan Trustee should, for the reasons set forth in such opinion, be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the Aircraft; provided that such opinion need not be delivered to the extent that the benefits of Section 1110 of the Bankruptcy Code are not available to the Loan Trustee with respect to the Aircraft immediately prior to such assumption; and provided further that such opinion may contain qualifications of the tenor contained in the opinion of Debevoise & Plimpton delivered pursuant to Section 3(k) of the Refunding Agreement on the Refunding Date;

then, automatically and without the requirement of further action by any Person, effective as of the Relevant Date:

                 (x) this Agreement shall be deemed to have been amended as provided for in Exhibit D hereto (the "Relevant Amendment "); and

                 (y) the Owner Trustee shall be released from all of its obligations under this Agreement in respect of the Equipment Notes or otherwise (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee).


                                   ARTICLE 8

                             DEFAULTS AND REMEDIES

                 Section 8.01. Indenture Events of Default. "Indenture Event of Default" shall mean any of the following events (whatever the reason for such Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any





                                       49
                                  (Series AC)
administrative or governmental body) and each such Indenture Event of Default shall be deemed to exist so long as, but only so long as, it shall not be remedied:

                 (a) any amount of interest upon any Equipment Note or of principal of any Equipment Note or of Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, in respect of any Equipment Note shall not be paid when due and payable (whether upon redemption or purchase, final maturity, acceleration or otherwise) and such default in payment shall continue for more than 15 days after such amount shall have become due and payable; or

                 (b) any failure by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to observe any of its covenants or its agreements contained in the fifth paragraph of the Habendum Clause or Sections 4.01(d) and 4.01(e) if, but only if, such failure is not remedied within a period of 30 days after there has been given to the Owner Trustee and the Owner Participant, by registered or certified mail, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, by the Loan Trustee or by the Loan Participants owning at least 25% in principal amount of Outstanding Equipment Notes; or

                 (c) any failure by the Owner Participant or the Owner Trustee, in its individual capacity, to observe or perform any of its respective covenants in Section 9(b), 9(c), 9(d) or 16(c) of the Participation Agreement; or

                 (d) any failure by the Owner Trustee, in its individual capacity or as Owner Trustee, to observe or perform any other covenant or obligation of the Owner Trustee contained in this Agreement, in the Participation Agreement or any failure by the Owner Participant to observe or perform any other covenant or obligation of the Owner Participant contained in the Participation Agreement which failure, in any case and either individually or together with other then existing failures, shall have a material adverse effect on the rights and interests of the Loan Participants and is not remedied within a period of 30 days after there has been given to the Owner Trustee and the Owner Participant, by registered or certified mail, a written notice specifying such failure and requiring it to be remedied and





                                       50
                                  (Series AC)
         stating that such notice is a "Notice of Default" hereunder, by the Loan Trustee or by Loan Participants owning at least 25% in principal amount of outstanding Equipment Notes (provided that if such failure is capable of being remedied, no such failure shall constitute an Indenture Event of Default hereunder for such longer period (not to exceed 180 days) during which the Owner Trustee or the Owner Participant, as the case may be, is diligently proceeding to remedy such failure and provided further that the Owner Trustee or the Owner Participant, as the case may be, shall have provided to the Loan Trustee adequate assurances of performance within such period); or

                 (e) any representation or warranty made by the Owner Participant, the Owner Trustee, in its individual capacity or as Owner Trustee, or the Owner Participant Guarantor herein, in the Participation Agreement, in the Refunding Agreement, or in the Owner Participant Guaranty shall prove at any time to have been false or incorrect when made and was and is in any respect materially adverse to the rights and interests of the Loan Participants; and if such misrepresentation and its consequences are capable of being corrected as of a subsequent date and if such correction is being sought diligently, such misrepresentation and its consequences shall continue unremedied for a period of 30 days after there has been given to the Owner Trustee and the Owner Participant, by registered or certified mail, a written notice specifying such incorrectness and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder by the Loan Trustee or by Loan Participants owning at least 25% in principal amount of Outstanding Equipment Notes; or

                 (f) subject to Section 8.03(e)(i), any Lease Event of Default (other than any such Lease Event of Default in respect of any Excepted Property); provided that any Lease Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not be remedied; or

                 (g) either the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity), the Owner Participant or the Owner Participant Guarantor, as the case may be, shall (i) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or





                                       51
                                  (Series AC)
         to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, or (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or any substantial part of its property; or

                 (h) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity), the Owner Participant, or the Owner Participant Guarantor, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity), the Owner Participant, or the Owner Participant Guarantor, as the case may be, and any such order or petition is not dismissed or stayed within 90 days after the earlier of the entering of any such order or the approval of any such petition; or

                 (i) any Lessor's Lien required to be discharged by the Owner Participant or the Owner Trustee, in its individual capacity, pursuant to Section 16(b) of the Participation Agreement (in the case of the Owner Participant) or Section 9(c) of the Participation Agreement or Section 4.01(b) hereof (in the case of the Owner Trustee) shall remain undischarged for a period of 30 days after an officer in the Corporate Trust Department who has responsibility for, or familiarity with, the transactions contemplated by the Operative Documents or any Vice President in the Corporate Trust Department (with respect to a Lessor's Lien attributable to the Owner Trustee) or an officer of the Owner Participant who has responsibility for, or familiarity with, the transactions contemplated by the Operative Documents or any Vice President of the Owner Participant (with respect to a Lessor's Lien attributable to the Owner Participant) shall have actual knowledge of such Lien; or





                                       52
                                  (Series AC)

                 (j) at any time when the Aircraft is registered under the laws of a country other than the United States of America, as a result of the gross negligence or wilful misconduct of the Owner Trustee or the Owner Participant, the Lien of this Agreement shall cease to constitute a valid and duly perfected Lien on the Indenture Estate (other than pursuant to and in accordance with the terms of Section 10.01); or

                 (k) any Owner Participant Guaranty ceases to be a valid and enforceable obligation of the Owner Participant Guarantor or otherwise shall not be in full force and effect.

                 Section 8.02. Acceleration; Rescission and Annulment. If an Indenture Event of Default occurs and is continuing, the Loan Trustee, by notice to the Company, the Owner Participant and the Owner Trustee, or Loan Participants owning at least 25% in aggregate principal amount of Outstanding Equipment Notes by notice to the Company, the Loan Trustee, the Owner Trustee and the Owner Participant, may declare the principal of all the Equipment Notes to be due and payable. Upon such declaration, the principal of all Equipment Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made or duly provided for shall be immediately due and payable, together with Swap Breakage Loss, if any, on the Bank Equipment Notes. At any time after such declaration and prior to the sale or disposition of the Indenture Estate, Loan Participants owning a majority in aggregate principal amount of all of the Outstanding Equipment Notes, by notice to the Loan Trustee, the Owner Trustee and the Owner Participant, may rescind such a declaration and thereby annul its consequences if (i) an amount sufficient to pay all principal of, Make-Whole Amount, if any, and Swap Breakage Loss, if any, and interest on, such Equipment Notes, to the extent each such amount is due or past due, if any, in respect of the Outstanding Equipment Notes other than by reason of such acceleration and all sums due and payable to the Loan Trustee has been deposited with the Loan Trustee, (ii) the rescission would not conflict with any judgment or decree and
(iii) all existing Indenture Defaults and Indenture Events of Default under this Agreement have been cured or waived except nonpayment of principal of, Swap Breakage Loss, if any, or interest on the Equipment Notes that has become due solely because of such acceleration. No Make-Whole Amount shall be payable on the Pass Through





                                       53
                                  (Series AC)

Equipment Notes as a result of the acceleration of the Equipment Notes.

                 Section 8.03. Other Remedies Available to Loan Trustee. (a) After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, then and in every such case the Loan Trustee, as trustee of an express trust and as assignee hereunder of the Lease or as holder of a security interest in the Aircraft, Airframe or Engines or otherwise, may, and when required pursuant to the provisions of Article 9 shall, exercise subject to Sections 8.03(b), 8.03(e), 8.03(f) and 8.03(h), upon ten (10) Business days' prior notice to the Owner Trustee and the Owner Participant (if not precluded by law or otherwise) any or all of the rights and powers and pursue any and all of the remedies accorded to the Owner Trustee pursuant to this Article 8 (and in the event that such Indenture Event of Default is also a Lease Event of Default, pursuant to Section 15 of the Lease), may recover judgment in its own name as Loan Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate and may exclude the Owner Trustee and the Owner Participant and all persons claiming under any of them wholly or partly.

                 (b) After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, subject to Sections 8.03(e), 8.03(f) and 8.03(h), the Loan Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to the Owner Trustee, the Owner Participant and the Company once at least 10 Business Days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Loan Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to; provided, however, that, notwithstanding any provision herein to the contrary, the Loan Trustee may not provide the notice provided for above of its intention to sell any of the Indenture Estate, exercise remedies under the Lease or exercise other remedies against the Indenture Estate, in





                                       54
                                  (Series AC)
each case seeking to deprive the Owner Participant of its interest therein unless a declaration of acceleration has been made pursuant to Section 8.02. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or by announcement at the time and place appointed for any such adjourned sale or sales, without further notice, and the Loan Trustee and any Loan Participant may bid and become the purchaser at any such sale. The Loan Trustee may exercise such right without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the Loan Participants may exercise such right without notice to the Loan Participants or including the Loan Participants as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. The Owner Trustee hereby irrevocably constitutes the Loan Trustee the true and lawful attorney-in-fact of the Owner Trustee (in the name of the Owner Trustee or otherwise) for the purpose of effectuating any sale, assignment, transfer or delivery for enforcement of the Lien created under this Agreement, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as the Loan Trustee may consider necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Loan Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Loan Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                 (c) Subject to Sections 8.03(b), 8.03(e), 8.03(f) and 8.03(h), if an Indenture Event of Default has occurred and is continuing, the Owner Trustee shall, at the request of the Loan Trustee, promptly execute and deliver to the Loan Trustee such instruments of title or other documents as the Loan Trustee may deem necessary or advisable to enable the Loan Trustee or an agent or representative designated by the Loan Trustee, at such time or times and place or places as the Loan Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Loan Trustee, the Loan Trustee shall be entitled to a judgment for specific performance of the covenants contained in the foregoing sentence, conferring upon the Loan Trustee the





                                       55
                                  (Series AC)
right to immediate possession and requiring the Owner Trustee or the Company or both to execute and deliver such instruments and documents to the Loan Trustee. The Loan Trustee shall also be entitled to pursue all or any part of the Indenture Estate wherever it may be found and may enter any of the premises of the Owner Trustee or any other Person wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and take possession of any item of the Indenture Estate pursuant to this Section 8.03(c). The Loan Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate, as it may deem proper. In each such case, the Loan Trustee shall have the right to use, operate, store, lease, control or manage the Indenture Estate, and to exercise all rights and powers of the Owner Trustee relating to the Indenture Estate as the Loan Trustee shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of the Indenture Estate or any part thereof; and the Loan Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), issues, profits, products, revenues and other income of the Indenture Estate and every part thereof, without prejudice, however, to the right of the Loan Trustee under any provision of this Agreement to collect and receive all cash held by, or required to be deposited with, the Loan Trustee hereunder. In accordance with the terms of this Section 8.03(c), such tolls, rents (including Rent), issues, profits, products, revenues and other income shall be applied to pay the expenses of using, operating, storing, leasing, controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Loan Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee and, to the extent permitted by the Lease, the Company), and all other payments which the Loan Trustee may be required or authorized to make under any provision of this Agreement, including this Section 8.03(c), as well as just and reasonable compensation for the services of the Loan Trustee, and of all persons properly engaged and employed by the Loan Trustee.





                                       56
                                  (Series AC)

                 If an Indenture Event of Default occurs and is continuing and the Loan Trustee shall have obtained possession of or title to the Aircraft, the Loan Trustee shall not be obligated to use or operate the Aircraft or cause the Aircraft to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of the Aircraft by any other Person unless (i) the Loan Trustee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its discretion to protect the Indenture Estate and the Loan Trustee, as trustee and individually, against any and all liability for loss or damage to the Aircraft and for public liability and property damage resulting from use or operation of the Aircraft and (ii) funds are available in the Indenture Estate to pay for all such insurance or, in lieu of such insurance, the Loan Trustee is furnished with indemnification from the Loan Participants or any other Person upon terms and in amounts satisfactory to the Loan Trustee in its discretion to protect the Indenture Estate and the Loan Trustee, as trustee and individually, against any and all such liabilities.

                 (d) Subject to Sections 8.03(b), 8.03(e), 8.03(f) and 8.03(h), the Loan Trustee may proceed to protect and enforce this Agreement and the Equipment Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery of judgment for the indebtedness secured by the Lien created under this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                 (e) (i) If the Company shall fail to make any payment of Basic Rent under the Lease when the same shall become due, and if such failure of the Company to make such payment of Basic Rent shall not constitute the fourth or subsequent consecutive such failure or the seventh or subsequent cumulative such failure, then as long as no Indenture Event of Default (other than arising from a Lease Event of Default) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not) pay to the Loan Trustee, at any time prior to the day which is the thirtieth day subsequent to notice of such failure by the Loan Trustee to the Owner Trustee or the Owner Participant (and the Loan Trustee shall not (without the prior written





                                       57
                                  (Series AC)
consent of the Owner Trustee) declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such
Section 15 or this Article 8 prior to the occurrence of such date), an amount equal to the full amount of such payment of Basic Rent, together with any interest due thereon on account of the delayed payment thereof to the date of such payment (without regard to any acceleration), and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Company (including any Lease Event of Default arising from the Company's failure to pay interest in respect of such overdue Basic Rent for the period commencing on the date of such payment), but such cure shall not relieve the Company of any of its obligations. If the Company shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under the Lease other than the payment of Basic Rent, and if (but only if) the performance or observance thereof can be effected by the payment of money alone (it being understood that actions such as the obtaining of insurance and the procurement of maintenance services can be so effected), then as long as no other Indenture Event of Default (other than those arising from a Lease Event of Default) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not) pay to the Loan Trustee (or to such other person as may be entitled to receive the same), at any time prior to the day which is the thirtieth day subsequent to notice of such failure by the Loan Trustee to the Owner Trustee or the Owner Participant (or such longer period ending on the second day after the expiry of the applicable grace period specified in the Lease with respect to such default) (and the Loan Trustee shall not (without the prior written consent of the Owner Trustee) declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article 8 prior to the occurrence of such date), all sums necessary to effect the performance or observance of such covenant or agreement of the Company, together with any interest due thereon on account of the delayed payment thereof to the date of such payment, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Company (including any Lease Event of Default arising from the Company's failure to pay interest in respect of such overdue payment for the period commencing on the date of such payment), but such cure shall not relieve the Company of any of its obligations. Upon any payment of





                                       58
                                  (Series AC)

Basic Rent by the Owner Participant or the Owner Trustee in accordance with the first sentence of this Section 8.03(e)(i), or upon any payment of any other sums by the Owner Participant or the Owner Trustee in accordance with the second sentence of this Section 8.03(e)(i), then any declaration pursuant to
Section 15 of the Lease that the Lease is in default, and any declaration pursuant to this Indenture that the Equipment Notes are due and payable or that an Indenture Event of Default exists, based upon such Lease Event of Default, shall be deemed rescinded, and the Owner Participant or the Owner Trustee shall, to the extent of their respective payments, be subrogated, in the case of any such payment in accordance with such first sentence, to the rights of the Loan Trustee, as assignee hereunder of the Owner Trustee, or, in the case of any such payment in accordance with such second sentence, to the rights of the Loan Trustee or such other person, as the case may be, which actually received such payment, to receive such payment of Basic Rent or such other payment, as the case may be (and any interest due thereon on account of the delayed payment thereof), and shall be entitled to receive such payment upon its receipt by the Loan Trustee or such other person, as aforesaid (but in each case only if all amounts of principal of, and interest at the time due and payable on, the Equipment Notes together with interest due thereon on account of the delayed payment thereof shall have been paid in full); provided that neither the Owner Participant nor the Owner Trustee shall attempt to recover any such amount paid by it on behalf of the Company pursuant to this Section 8.03(e)(i) except by demanding of the Company payment of such amount or by commencing an action against the Company to require the payment of such amount.

                 (ii) At any time (a) one or more Lease Events of Default shall have occurred and shall have continued for a period of 180 days or more or (b) the Equipment Notes shall have been accelerated pursuant to Section 8.02, the Owner Trustee or the Owner Participant may, at its option, give at least 30 days' prior irrevocable notice to the Loan Trustee that it will redeem (or purchase in lieu of redemption) all Equipment Notes then outstanding, which redemption or purchase shall be pursuant to Section 6.02 and concurrently with such notice, the Owner Trustee or the Owner Participant will deposit with the Loan Trustee an amount sufficient to redeem or purchase at the applicable Redemption Price determined consistently with the applicable provisions of
Section 6.02 (including, without limitation, Swap Breakage Losses, if any, payable in respect of the Bank Equipment Notes in connection with any Indenture Event of Default that





                                       59
                                  (Series AC)
is not a Lease Event of Default, but excluding Swap Breakage Losses, if any, payable in respect of the Bank Equipment Notes in connection with an Indenture Event of Default that is also a Lease Event of Default) all Equipment Notes then Outstanding and to pay the Loan Trustee all amounts then due it hereunder, which funds shall be held by the Loan Trustee as provided in Section 9.03.
Upon the giving of such notice and the receipt by the Loan Trustee of such deposit, the Loan Trustee shall deem all instructions received from the Owner Trustee or the Owner Participant as having been given by the Loan Participants of 100% of the Outstanding principal amount of Equipment Notes for all purposes of this Indenture. If such notice is given, the Owner Trustee further agrees that it will, if necessary, deposit or cause to be deposited with the Loan Trustee, on or prior to the Business Day preceding the applicable Redemption Date, whether or not an Indenture Event of Default is then continuing, additional funds sufficient, when added to the funds already held by the Loan Trustee for such purpose, to redeem or purchase at the applicable Redemption Price on such Redemption Date all Equipment Notes then outstanding and to pay the Loan Trustee all amounts then due it hereunder. No Make-Whole Amount on the Pass Through Equipment Notes shall be payable by the Owner Trustee in connection with the redemption or the purchase of the Pass Through Equipment Notes pursuant to this Section. Upon the payment of all amounts by the Owner Trustee or the Owner Participant pursuant to this Section, the Loan Trustee shall transfer the Equipment Notes to the Owner Trustee.

                 (iii) It is further agreed and understood that if the Loan Trustee shall proceed to foreclose the Lien of this Agreement, it shall substantially simultaneously therewith, to the extent the Loan Trustee is then entitled to do so hereunder and under the Lease, and is not then stayed or otherwise prevented from doing so by operation of law, proceed (to the extent it has not already done so) to exercise one or more comparable or consistent remedies referred to in Section 15 of the Lease (but in any case, the exercise of such remedies shall be commercially reasonable); provided, that, if the Loan Trustee is stayed or otherwise prevented from exercising one or more of the remedies referred to in Section 15 of the Lease, the Loan Trustee shall not, if and so long as such stay or other prohibition shall remain in effect, foreclose the Lien of this Agreement (A) for a period of 60 days after the date of the order for relief in a chapter 11 case of the Company under the Bankruptcy Code unless the Company elects to return the Aircraft or to permit the repossession of the Aircraft before the expiration





                                       60
                                  (Series AC)
of such 60-day period and the Loan Trustee actually repossesses the Aircraft;
(B) for so long as the Company has agreed with the approval of the relevant court to perform the Lease in compliance with the requirements of Section 1110(a) of the Bankruptcy Code and so long after such agreement as no Event of Default shall have occurred and be continuing that relates to the performance of the Lease (other than an Event of Default set forth in Section 14(g), (h) or (i) of the Lease), provided that no such Event of Default shall be deemed to occur earlier than the expiration of the 30-day period referred to in Section 1110(a)(2)(B)(i) of the Bankruptcy Code, as such period may be extended with the approval, if required, of the Loan Trustee; (C) for so long as the 60-day period specified in Section 1110(b) of the Bankruptcy Code is extended pursuant to Section 1110(b) of the Bankruptcy Code with the consent of the Loan Trustee;
(D) for such longer period of time after the expiration of the 60-day period referred to in, and as extended pursuant to, the preceding clause (C) (the "Period") that the issue of the applicability of Section 1110 to the Aircraft and Lease being disputed by the Company or the Owner Trustee or is subject to judicial determination or pending appeal, provided that such longer period of time shall not extend beyond 6 months after the Period unless there shall not be continuing any default by the Company in the payment of Basic Rent, other than a default as to which the 30-day period referred in, and as extended pursuant to, the preceding clause (B) has not expired (it being understood that if the Owner Trustee or the Owner Participant cures any such default, such cure shall not be considered an exercise of Lessor's cure rights for purposes of determining the number of cures permitted under Section 8.03(e)(i) hereof); or
(E) from and after the Company's assumption with the approval of the relevant court of the Lease pursuant to Section 365 of the Bankruptcy Code and so long after such assumption as no Event of Default shall have occurred and be continuing that relates to the performance of the Lease (other than an Event of Default set forth in Section 14(g), (h) or (i) of the Lease), and other than a default as to which the 30-day period referred to in, and as extended pursuant to, the preceding clause (B) has not expired; provided, however, that if such assumption is in connection with an assignment of the Company's interest in the Lease pursuant to Section 365(f) of the Bankruptcy Code, this clause (E) shall have no effect unless the Loan Trustee has agreed that it has received adequate assurance of future performance as set forth in Section 365(f)(2)(B) of the Bankruptcy Code or (F) for so long as the Lessee retains possession of the Aircraft, the Airframe or any Engine even





                                       61
                                  (Series AC)
though such retention of possession is not attributable to the Lessee being in compliance with the provisions of Section 1110 of the Bankruptcy Code and the Loan Trustee agrees to (without the consent of the Owner Trustee and despite the ability of the Owner Trustee, or the Loan Trustee as the assignee of the Owner Trustee's rights, under applicable law, to repossess the Aircraft, Airframe or Engine) such retention of possession of the Aircraft, Airframe or Engine. For the avoidance of doubt, it is expressly understood and agreed that, subject to the immediately preceding sentence, the above-described inability of the Loan Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstances prevent the Loan Trustee from exercising all of its rights, powers and remedies under this Agreement, including, without limitation, this Article 8. References in this subsection
(iii) to particular sections of the Bankruptcy Code as in effect on the date of the amendment and restatement of this Indenture shall include any substantially similar successor provisions.

                 (f) The Owner Trustee and the Loan Trustee acknowledge and agree that, notwithstanding any provision of this Agreement to the contrary, including, without limitation, the Granting Clause, Section 4.01 and
Article 8, as long as no Lease Event of Default shall have occurred and be continuing, neither the Loan Trustee nor the Owner Trustee shall take any action contrary to, or disturb the Company's rights under, the Lease, including, without limitation, (x) the right to receive all monies due and payable to it in accordance with the provisions of the Lease and (y) the Company's rights to possession and use of, and to quiet enjoyment of, the Aircraft.

                 (g) Each and every right, power and remedy herein given to the Loan Trustee specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often in such order as may be deemed expedient by the Loan Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Loan Trustee in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the





                                       62
                                  (Series AC)

Owner Trustee or the Company or to be an acquiescence therein.

                 (h) Notwithstanding anything contained herein, so long as the Pass Through Trustee is the registered holder of any Equipment Note hereunder, the Loan Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate (including the property subject to the Lien of this Indenture) or take any action with respect to all or any portion of the Indenture Estate (including the property subject to the Lien of this Indenture) so acquired by it if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

                 Section 8.04. Waiver of Owner Trustee. A delay or omission by the Loan Trustee or any Loan Participant in exercising any right or remedy accruing upon an Indenture Event of Default under this Agreement shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

                 Section 8.05. Waiver of Existing Defaults. The Loan Participants owning a majority in aggregate principal amount of the Outstanding Equipment Notes by notice to the Loan Trustee may waive on behalf of the Loan Participants an existing Indenture Default or Indenture Event of Default and its consequences except (i) an Indenture Default or Indenture Event of Default in the payment of the principal of, or interest on, any Equipment Note or (ii) in respect of a covenant or provision hereof that pursuant to Section 11.02 cannot be amended or modified without the consent of each Loan Participant affected thereby.

                 Section 8.06. Control by Majority. Loan Participants owning a majority in aggregate unpaid principal amount of the Outstanding Equipment
Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Loan Trustee or exercising any trust or power conferred on it by this Agreement. However, the Loan Trustee may refuse to follow any direction that conflicts with law, the Lease or this Agreement, that is unduly prejudicial to the rights of the Loan Participants so affected, or that would subject the Loan Trustee to personal liability.

                 Section 8.07. Limitation on Suits by Loan Participants. A Loan Participant may pursue a remedy under this Agreement or under an Equipment Note only if:





                                       63
                                  (Series AC)

                 (1) the Loan Participant gives to the Loan Trustee written notice of a continuing Indenture Event of Default under this Agreement;

                 (2) Loan Participants owning at least 25% in aggregate principal amount of the outstanding Equipment Notes make a written request to the Loan Trustee to pursue the remedy;

                 (3) such Loan Participant or Loan Participants offer to the Loan Trustee indemnity satisfactory to the Loan Trustee against any loss, liability or expense to be, or which may be, incurred by the Loan Trustee in pursuing the remedy;

                 (4) the Loan Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                 (5) during such 60-day period, Loan Participants owning a majority in aggregate principal amount of the Outstanding Equipment Notes do not give the Loan Trustee a direction inconsistent with the request.

                 A Loan Participant may not use this Agreement to prejudice the rights of another Loan Participant or to obtain a preference or priority over another Loan Participant.

                 Section 8.08. Rights of Loan Participants to Receive Payment. Notwithstanding any other provision of this Agreement, the right of any Loan Participant to receive payment of principal of, and Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on an Equipment Note on or after the respective due dates expressed in such Equipment Note, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Loan Participant.


                                   ARTICLE 9

                                  LOAN TRUSTEE

                 Section 9.01. Rights and Duties of Loan Trustee. (a) The Loan Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Loan Trustee need not investigate any fact or matter stated in the document.





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                 (b)      Before the Loan Trustee acts or refrains from acting,
it may consult with counsel or require an Officers' Certificate or an Opinion of Counsel from the Company or the Owner Trustee after which it will take such action or refrain from acting as it deems appropriate. The Loan Trustee shall not be liable for any action it takes or omits to take in good faith and in accordance herewith in reliance on a resolution of the Board of Directors of the Company, the written advice of counsel acceptable to the Owner Trustee, the Company and the Loan Trustee, officer's certificates or opinions of counsel provided by the Company or the Owner Trustee.

                 (c) The Loan Trustee may act through agents and shall not be responsible for the misconduct or negligence of any such agent appointed with due care; provided that, so long as no Lease Event of Default shall have occurred and be continuing, no such agents shall be appointed by the Loan Trustee without the consent of the Company and the Owner Trustee, which consent shall, in each case, not be unreasonably withheld.

                 (d) The Loan Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                 (e) The Loan Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                 (f) Subject to the provisions of Section 9.03, the Loan Trustee shall not be liable for interest on any money received by it except as the Loan Trustee may otherwise agree in writing with the Company. Money held in trust by the Loan Trustee need not be segregated from other funds except to the extent required by law.

                 (g) If an Indenture Event of Default under this Agreement has occurred and is continuing, the Loan Trustee shall exercise its rights and powers under this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 (h) Except during the continuance of an Indenture Event of Default:





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                 (1)      The Loan Trustee need perform only those duties that
         are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Loan Trustee.

                 (2) In the absence of bad faith on its part, the Loan Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Loan Trustee and conforming to the requirements of this Agreement. However, the Loan Trustee shall examine the certificates and opinions to determine whether they conform to the requirements of this Agreement.

                 (i) The Loan Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (1)      This paragraph does not limit the effect of paragraph
                          (h) of this Section.

                 (2) The Loan Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or officers, unless it shall be proved that the Loan Trustee was negligent in ascertaining the pertinent facts.

                 (3) The Loan Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction received by it pursuant to Section 8.06.

                 (j) Every provision of this Agreement that in any way relates to the Loan Trustee is subject to paragraphs (g), (h) and (i) of this Section.

                 Section 9.02. Individual Rights of Loan Trustee. The Loan Trustee in its individual or any other capacity may become the owner or pledgee of Equipment Notes and may otherwise deal with the Owner Trustee, the Company or an Affiliate of the Owner Trustee or the Company or a subsidiary of the Owner Trustee or the Company with the same rights it would have if it were not the Loan Trustee. Any Agent may do the same with like rights.

                 Section 9.03. Funds May Be Held by Loan Trustee or Paying Agent; Investments. (a) Subject to paragraph (b) below, any monies (including for the purpose of this sub-





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section 9.03 any cash deposited with the Loan Trustee or Permitted Investments purchased by the use of such cash pursuant to this subsection 9.03 or any cash constituting the proceeds of the maturity, sale or other disposition of any Permitted Investment) held by the Loan Trustee or the Paying Agent hereunder as part of the Indenture Estate, until paid out by the Loan Trustee or the Paying Agent as herein provided, at any time and from time to time, at the request of the Owner Trustee, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase) and sold, in any case at such prices, including accrued interest or its equivalent, as are set forth in such request, and such Permitted Investments shall be held by the Trustee in trust as part of the Indenture Estate until so sold. Unless otherwise expressly provided in this Agreement, any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any such Permitted Investment, net of the Loan Trustee's reasonable fees and expenses in making such Permitted Investment, shall be held and applied by the Loan Trustee in the same manner as the principal amount of such Permitted Investment is to be applied and any loss realized upon maturity, sale or other disposition of any such Permitted Investment shall be charged against the principal amount invested.

                 (b) Notwithstanding anything to the contrary contained in paragraph (a) above, any amounts held by the Loan Trustee or the Paying Agent hereunder as a part of the Indenture Estate, until paid out by the Loan Trustee or the paying Agent as herein provided, which are either (i) amounts held pursuant to Section 25 of the Lease or (ii) amounts held under Section 6.01(b)(1) in connection with termination of the Lease pursuant to Section 9(a) of the Lease, at any time and from time to time, so long as no Lease Event of Default shall have occurred and be continuing, at the request (given directly by the Company to the Loan Trustee) of the Company acting as the agent of the Owner Trustee, shall be invested and reinvested in Permitted Investments as specified in such request (if such investments are reasonably available for purchase) and sold, in any case at such prices, including accrued interest, or its equivalent, as are set forth in such request, and such Permitted Investments shall be held by the Loan Trustee in trust as a part of the Indenture Estate until so sold; provided that the Company, on behalf of the Owner Trustee, as agent of the Owner Trustee, shall upon demand pay to the Loan Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment





                                       67
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and, so long as no Lease Event of Default shall have occurred and be continuing, be entitled to receive from the Loan Trustee, and the Loan Trustee shall promptly pay to the Company, on behalf of the Owner Trustee, any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any such Permitted Investment. If any Lease Event of Default shall have occurred and be continuing, any net income, profit, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment made pursuant to this paragraph (b) shall be held as part of the Indenture Estate and shall be applied by the Loan Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income, profit, interest, dividend or gain was realized are required to be distributed in accordance with the provisions hereof or of the Lease pursuant to which such amounts were required to be held.

                 (c) The Loan Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section.

                 Section 9.04. Notice of Defaults. If an Indenture Event of Default under this Agreement occurs and is continuing and if it is actually known to a Responsible officer of the Loan Trustee, the Loan Trustee shall (i) promptly send written notice thereof to the Company, each Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant and (ii) within 90 days after it occurs, mail to each Loan Participant notice of all uncured Indenture Events of Default under this Agreement. Except in the case of a default in the payment of the principal of, Swap Breakage Losses, if any, or interest on any Equipment Note, the Loan Trustee shall be protected in withholding the notice required under clause (ii) above if and so long as the executive committee or trust committee of directors of the Loan Trustee and/or Responsible Officers thereof in good faith determines that withholding such notice is in the interest of the Loan Participants. In addition, if an Indenture Default occurs and is continuing and if it is actually known to a Responsible Officer of the Loan Trustee, the Loan Trustee shall promptly send written notice thereof to the Company, each Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant; provided that, with respect to any payment Indenture Default, the Loan Trustee shall send such notice no later than five days after a Responsible Officer of the Loan Trustee obtains actual knowledge thereof.





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                 Section 9.05.  Compensation and Indemnity.  (a)  The Owner
Trustee shall pay to the Loan Trustee, from time to time, on demand, (i) reasonable compensation for its services, which compensation shall not be limited by any law on compensation of a trustee of an express trust, (ii) reimbursement for all reasonable out-of-pocket expenses incurred by the Loan Trustee in connection with the performance of its duties under this Agreement (including the reasonable compensation and expenses of the Loan Trustee's counsel and any agent appointed in accordance with Section 9.01(c)) and (iii) indemnification against any loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder except (A) as such expenses or loss or liability might result from the negligence or willful misconduct of the Loan Trustee or the inaccuracy of any representation or warranty of the Loan Trustee in its individual capacity in Section 9 of the Refunding Agreement, (B) as otherwise provided in Section
9.09 and (C) as otherwise excluded by the terms of Sections 7(b) and 7(c) of the Participation Agreement from the Company's indemnities under said Sections; provided that, so long as the Lease is in effect, the Loan Trustee shall not make any claim under this Section 9.05 for any claim or expense indemnified against by the Company under the Participation Agreement without first making demand on the Company for payment of such claim or expense. The Loan Trustee shall notify the Owner Trustee and the Company promptly of any claim for which it may seek indemnity. The Owner Trustee shall have the right to defend the claim and the Loan Trustee shall cooperate in the defense. The Loan Trustee may have separate counsel and the Owner Trustee, subject to limitations set forth in the third preceding sentence, shall pay the reasonable fees and expenses of such counsel. The Owner Trustee need not pay for any settlement made without its and the Company's consent. If the Owner Trustee is required to make any payment under this Section 9.05(a), it shall be subrogated to the rights of the Loan Trustee with respect thereto.

                 (b) To secure the payment obligations of the Owner Trustee pursuant to this Section 9.05, the Loan Trustee shall have a Lien prior to that of the Loan Participants on all money or property held or collected by the Loan Trustee, except that held in trust to pay the principal of, Make-Whole Amount, if any, Swap Breakage Loss, if any, or interest on particular Equipment Notes.





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                 Section 9.06.  Replacement of Loan Trustee.  (a)  The
resignation or removal of the Loan Trustee and the appointment of a successor Loan Trustee shall become effective only upon the successor Loan Trustee's acceptance of appointment as provided in this Section.

                 (b) The Loan Trustee may resign by giving at least 30 days' prior written notice to the Company and the Owner Trustee. Loan Participants holding a majority in aggregate principal amount of the Outstanding Equipment Notes may remove the Loan Trustee by giving at least 30 days' prior written notice to the Loan Trustee, the Owner Trustee, the Owner Participant and the Company and may appoint a successor Loan Trustee for such Equipment Notes so long as no Indenture Event of Default shall have occurred and be continuing with the Owner Trustee's and the Company's consent. The Owner Trustee (acting pursuant to instructions from the Company) may remove the Loan Trustee if:

                 (1) the Loan Trustee fails to comply with Section 9.08 hereof (or, as long as State Street Bank and Trust Company of Connecticut, National Association shall be the Loan Trustee, the requirement set forth in Section 9.08 hereof specifically applicable to such institution);

                 (2) the Loan Trustee is adjudged a bankrupt or an insolvent;

                 (3) a receiver or public officer takes charge of its property; or

                 (4)      the Loan Trustee becomes incapable of acting.

                 (c) If the Loan Trustee resigns or is removed, or if a vacancy exists in the office of Loan Trustee for any reason and a new Loan Trustee has not been appointed pursuant to Section 9.06(b), the Owner Trustee shall promptly appoint a successor Loan Trustee.

                 (d) If a successor Loan Trustee does not take office within 30 days after the retiring Loan Trustee resigns or is removed, the retiring Loan Trustee, the Company, the Owner Trustee or Loan Participants holding a majority in aggregate principal amount of the Outstanding Equipment Notes may petition any court of competent jurisdiction for the appointment of a successor Loan Trustee.





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                 (e)      If the Loan Trustee fails to comply with Section
9.08, any Loan Participant may petition any court of competent jurisdiction for the removal of such Loan Trustee and the appointment of a successor Loan Trustee.

                 (f) A successor Loan Trustee shall deliver a written acceptance of its appointment to the retiring Loan Trustee, to the Company and to the Owner Trustee. Thereupon, the resignation or removal of the retiring Loan Trustee shall become effective, and the successor Loan Trustee shall have all the rights, powers and duties of the retiring Loan Trustee for which the successor Loan Trustee is to be acting as Loan Trustee under this Agreement. The retiring Loan Trustee shall promptly transfer all property and all books and records relating to the administration of the Indenture Estate held by it as Loan Trustee to the successor Loan Trustee subject to the Lien provided for in Section 9.05. The Owner Trustee shall give notice of each appointment of a successor Loan Trustee if there are Equipment Notes outstanding, by mailing written notice of such event by first-class mail to the Loan Participants.

                 (g) All provisions of this Section 9.06 except subparagraphs (b)(1) and (e) and the words "subject to the Lien provided for in
Section 9.05" in subparagraph (f) shall apply also to any Paying Agent.

                 Section 9.07. Successor Loan Trustee, Agents by Merger, Etc. If the Loan Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Loan Trustee or Agent, as the case may be.

                 Section 9.08. Eligibility; Disqualification. This Agreement shall at all times have a Loan Trustee which shall be a bank or trust company and have a combined capital and surplus of at least $100,000,000 (or having a combined capital and surplus in excess of $5,000,000 (or, as long as State Street Bank and Trust Company of Connecticut, National Association shall be the Loan Trustee, $3,000,000) and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia and having a combined capital and surplus of at least $100,000,000) and which shall be a "citizen of the United States" as defined in 49 U.S.C. Section 40102. If





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                                  (Series AC)
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such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this
Section 9.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

                 In case at any time the Loan Trustee shall cease to be eligible in accordance with the provisions of this Section 9.08, the Loan Trustee shall resign immediately in the manner and with the effect specified in
Section 9.06.

                 Section 9.09. Trustee's Liens. The Loan Trustee in its individual capacity agrees that it will at its own cost and expense promptly take such action as may be necessary to duly discharge and satisfy in full all Liens ("Trustee's Liens") on the Indenture Estate which are either (i) attributable to the Loan Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Operative Documents, or (ii) attributable to the Loan Trustee as trustee hereunder or in its individual capacity and which arise out of acts or omissions by it which are contrary to the terms of this Agreement.

                 Section 9.10. Withholding Taxes; Information Reporting. The Loan Trustee shall exclude and withhold from each distribution of principal, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest and other amounts due hereunder or under the Equipment Notes any and all withholding taxes applicable thereto as required by law. The Loan Trustee agrees (i) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Loan Participants, (ii) that it will file any necessary withholding tax returns or statements when due and
(iii) that, as promptly as possible after the payment of such amounts, it will deliver to each Loan Participant appropriate documentation showing the payment of such amounts, together with such additional documentary evidence as such Loan Participants may reasonably request from time to time. The Loan Trustee agrees to file any other information reports as it may be required to file under United States law.





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                                  (Series AC)
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                                   ARTICLE 10

                    SATISFACTION AND DISCHARGE; DEFEASANCE;
                           TERMINATION OF OBLIGATIONS

                 Section 10.01. Satisfaction and Discharge of Agreement; Defeasance; Termination of Obligations. Subject to Section 10.02, this Agreement shall cease to be of further effect, and the Owner Trustee and the Loan Trustee shall, except as herein provided, be deemed to have been discharged from their respective obligations with respect to the Equipment Notes (and the Loan Trustee, on demand and at the expense of the Owner Trustee, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture in respect of the Equipment Notes), when

                 (a) (i) all Equipment Notes theretofore Notes executed and delivered (other than (A) Equipment Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or exchanged as provided in Section 2.06 and (B) Equipment Notes for the payment of which money held in trust hereunder has been paid and discharged from such trust, as provided in Section 7.01) have been delivered to the Loan Trustee for cancellation;

                 (ii) all Equipment Notes not theretofore delivered to the Loan Trustee for cancellation have become due and payable (whether upon stated maturity, as a result of redemption or upon acceleration), or will become due and payable (including as a result of redemption in respect of which irrevocable notice has been given to the Loan Trustee on or prior to the date of the deposit referred to below) at maturity within one year, and there has been deposited with the Loan Trustee in trust for the purpose of paying and discharging the entire indebtedness on the Equipment Notes not theretofore canceled by the Loan Trustee or delivered to the Loan Trustee for cancellation, an amount in cash sufficient without reinvestment thereof to discharge such indebtedness, including the principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on the Equipment Notes to the date of such deposit (in the case of Equipment Notes which have become due and payable), or to the maturity thereof, as the case may be; or

                 (iii) (A) the Owner Trustee has deposited or caused to be deposited irrevocably (except as provided





                                       73
                                  (Series AC)
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         in Section 10.04) with the Loan Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Loan Participants, (1) money in an amount, or (2) U.S. Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date of any payment referred to below in this clause) money in an amount, or (3) a combination of money and U.S. Government Obligations referred to in the foregoing clause (2), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Loan Trustee, to pay and discharge each installment of principal of, and Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on the Outstanding Equipment Notes on the dates such payments of principal or interest are due (including as a result of redemption in respect of which irrevocable notice has been given to the Loan Trustee on or prior to the date of such deposit), and no Lease Event of Default under any of Sections 14(f) through 14(i) of the Lease shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after such date; provided, however, that, upon the making of the deposit referred to above in clause (A), the right of the Owner Trustee or the Company to cause the redemption of Equipment Notes (except a redemption in respect of which irrevocable notice has theretofore been given) shall terminate;

                 (B) such deposit will not result in a breach or violation of, or constitute an Indenture Default or Indenture Event of Default under, this Agreement or a default or event of default under any other agreement or instrument to which the Owner Trustee or the Company is a party or by which it is bound; and

                 (C) the Company has delivered to the Loan Trustee an Officers' Certificate and an Opinion of Counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Loan Participants will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by the Owner Trustee of its option under this Section 10.01(a)(iii) and will be subject to Federal income tax on the same amount and in the same manner





                                       74
                                  (Series AC)
         and at the same times as would have been the case if such option had not been exercised;

                 (b) all other amounts then due and payable hereunder have been paid; and

                 (c) the Company has delivered to the Loan Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the satisfaction and discharge of this Agreement contemplated by this Section 10.01 have been complied with.

                 Section 10.02.  Survival of Certain Obligations.
Notwithstanding the provisions of Section 10.01, the obligations of the Owner Trustee and the Loan Trustee contained in Sections 2.01 through 2.08, Section 7.01, Section 9.10, Section 10.03 and Section 10.04 and the rights, duties, immunities and privileges hereunder of the Loan Trustee shall survive.

                 Section 10.03. Monies to Be Held in Trust. All monies and U.S. Government Obligations deposited with the Loan Trustee pursuant to Section
10.01 shall be held in trust and applied by it, in accordance with the provisions of the Equipment Notes and this Indenture, to the payment either directly or through any Paying Agent as the Loan Trustee may determine, to the Loan Participants, of all sums due and to become due thereon for principal, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest, but such money need not be segregated from other funds except to the extent required by law.

                 Section 10.04. Monies to Be Returned to Owner Trustee. The Loan Trustee and any Paying Agent shall promptly pay or return to the Owner Trustee upon request of the Owner Trustee any money or U.S. Government Obligations held by them at any time that are not required for the payment of the amounts described above in Section 10.03 for which money or U.S. Government Obligations have been deposited pursuant to Section 10.01.


                                   ARTICLE 11

                             AMENDMENTS AND WAIVERS

                 Section 11.01. Amendments to This Agreement Without Consent of Loan Participants. The Owner Trustee and the





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                                  (Series AC)
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Loan Trustee may enter into one or more agreements supplemental hereto without the consent of any Loan Participant for any of the following purposes:

                 (1) (a) to cure any defect or inconsistency herein or in the Equipment Notes, or to make any change not inconsistent with the provisions hereof ( provided that such change does not adversely affect the interests of any Loan Participant) or (b) to cure any ambiguity or correct any mistake;

                 (2) to evidence the succession of another party as the Owner Trustee in accordance with the terms of the Trust Agreement or to evidence (in accordance with Article 9) the succession of a new trustee hereunder, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees;

                 (3) to convey, transfer, assign, mortgage or pledge any property to or with the Loan Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Loan Participants;

                 (4) to correct or amplify the description of any property at any time subject to the Lien of this Agreement or better to assure, convey and confirm unto the Loan Trustee any property subject or required to be subject to the Lien of this Agreement or to subject to the Lien of this Agreement the Airframe or Engines or airframe or engines substituted for the Airframe or Engines in accordance herewith or with the Lease;
         provided that Trust Agreement and Indenture Supplements entered into for the purpose of subjecting to the Lien of this Agreement the Airframe or Engines in accordance with the Lease need only be executed by the Owner Trustee;

                 (5) to add to the covenants of the Owner Trustee for the benefit of the Loan Participants, or to surrender any rights or power herein conferred upon the Owner Trustee, the Owner Participant or the Company;

                 (6)      to add to the rights of the Loan Participants;





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                                  (Series AC)
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                          (7)     to provide for the assumption by the Company
                 of the obligations of the Owner Trustee hereunder in accordance with the terms and conditions applicable thereto specified in Section 7.03 hereof, including, without limitation, such amendments to Exhibit D hereof as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof; or

                 (8) to include on the Equipment Notes any legend as may be required by law.

                 Section 11.02. Amendments to This Agreement with Consent of Loan Participants. (a) With the written consent of Loan Participants owning a majority of the aggregate principal amount of the Outstanding Equipment Notes, the Owner Trustee and the Loan Trustee may enter into such supplemental agreements to add any provisions to or to change or eliminate any provisions of this Agreement or of any such supplemental agreements or to modify the rights of the Loan Participants; provided, however, that, without the consent of each Loan Participant affected thereby, an amendment under this Section 11.02 may not:

                 (1) reduce the principal amount of, any Installment Payment Amount payable with respect to, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on, any Equipment Note; or

                 (2) change the date on which any principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on any Equipment Note, is due or payable; or

                 (3) create any Lien on the Indenture Estate prior to or pari passu with the Lien thereon under this Agreement except such as are permitted by this Agreement, or deprive any Loan Participant of all or any part of the benefit of the Lien on the Indenture Estate created by this Agreement; or

                 (4) reduce the percentage in principal amount of the Outstanding Equipment Notes, the consent of whose holders is required for any such supplemental agreement, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Agreement or of certain defaults hereunder or their consequences) provided for in this Agreement; or





                                       77
                                  (Series AC)

                 (5) make any change in Section 8.05, 8.08 or this Section 11.02(a); or

                 (6) change the definition of "Indenture Estate" or the amounts secured thereby.

                 (b) It is not necessary under this Section 11.02 for the Loan Participants to consent to the particular form of any proposed supplemental agreement, but it is sufficient if they consent to the substance thereof.

                 (c) Promptly after the execution by the Owner Trustee, the Company and the Loan Trustee of any supplemental agreement pursuant to the provisions of this Section 11.02, the Owner Trustee shall transmit by first-class mail a notice, setting forth in general terms the substance of such supplemental agreement, to all Loan Participants, as the names and addresses of such Loan Participants appear on the Register. Any failure of the Owner Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

                 Section 11.03. Revocation and Effect of Consents. The Owner Trustee may at its option by delivery of an Officers' Certificate to the Loan Trustee set a record date to determine the Loan Participants entitled to give any consent, request, demand, authorization, direction, notice, waiver or other act. Such record date shall be the record date specified in such Officers' Certificate which shall be a date not more than 30 days prior to the first solicitation of Loan Participants in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other act may be given before or after such record date, but only the Loan Participants of record at the close of business on such record date shall be deemed to be Loan Participants for the purposes of determining whether Loan Participants holding the requisite proportion of Outstanding Equipment Notes have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other act, and for that purpose the Outstanding Equipment Notes shall be computed as of such record date; provided that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Loan Participants on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Agreement not later than one year after the record date.





                                       78
                                  (Series AC)

                 Section 11.04. Notation on or Exchange of Equipment Notes. The Loan Trustee may place an appropriate notation about an amendment or waiver on any Equipment Note thereafter executed. The Loan Trustee in exchange for such Equipment Notes may execute new Equipment Notes that reflect the amendment or waiver.

                 Section 11.05. Loan Trustee Protected. The Loan Trustee need not sign any supplemental agreement that adversely affects its rights, duties, immunities or indemnities.

                 Section 11.06. Amendments, Waivers, Etc. of Other Operative Documents. (a) Without the consent of the Loan Participants holding a majority in principal amount of Outstanding Equipment Notes, the respective parties to the Participation Agreement, the Lease, the Trust Agreement and the Purchase Agreement Assignment may not modify, amend or supplement any of said agreements, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection (b) of this Section 11.06 may be taken without the consent of the Loan Trustee or any Loan Participant.

                 (b)      Subject to the provisions of subsection (c) of this
Section 11.06, the respective parties to the Participation Agreement, the Lease and the Trust Agreement, at any time and from time to time without the consent of the Loan Trustee or of any Loan Participant, may:

                 (1) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this
         Section 11.06 the parties to the Lease shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease as in effect on the Refunding
         Date: Section 2, Section 3(a) (if the result thereof would be to shorten the Term of the Lease to a period shorter than the period ending with the latest Maturity Date of any





                                       79
                                  (Series AC)

         Equipment Notes), Section 3(b), Section 3(c) (except to the extent such Section relates to amounts payable (whether directly or pursuant to the Indenture) to Persons other than the Loan Participants and the Loan Trustee in its individual capacity), Section 3(d) (except insofar as it relates to the address or account information of the Owner Trustee or the Loan Trustee) (other than as such Sections 3(a) through 3(d) may be amended pursuant to Section 3(e) of the Lease in effect on the Refunding Date), Section 4, Section 6, Section 9 (except that further restrictions may be imposed on the ability of the Company to terminate the Lease with respect to the Aircraft or an Engine),
         Section 10 (except that additional requirements may be imposed on the Company), Section 11 (except for Section 11(d) and except that additional insurance requirements may be imposed on the Company),
         Section 12 (except in order to increase the Company's liabilities or enhance the Lessor's rights thereunder), Section 13 (except in the case of an assignment by the Lessor in circumstances where the Aircraft shall remain registrable under the Federal Aviation Act),
         Section 14 (except to impose additional or more stringent Lease Events of Default), Section 15 (except to impose additional remedies),
         Section 16, Section 17 (except to impose additional requirements on the Company), Section 19, Section 22, Section 25 and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this subsection (b);
         provided that, in the event an Indenture Event of Default shall have occurred and be continuing, the Loan Trustee shall have all rights of the Owner Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided further that, without the prior consent of the Owner Trustee, and whether or not an Indenture Event of Default shall have occurred and be continuing, no such action shall be taken with respect to any of the provisions of Sections 1 (to the extent any modification of a definition contained therein would result in a modification of the Lease not permitted by this proviso), 3, 5, 6 (to the extent such action would reduce the Company's obligations), 7, 8, 9, 10, 11 (except to increase the amounts or types of insurance the Company





                                       80
                                  (Series AC)
         must provide thereunder at its expense), 12, 13, 14, 15, 17 (insofar as it relates to the Lessor), 19, 20 and 28 of the Lease, or any other section of the Lease to the extent such action shall affect the amount or timing of any amounts payable by the Company under the Lease as originally executed (or as subsequently modified with the consent of the Owner Trustee) which, absent the occurrence and continuance of an Indenture Event of Default, would be distributable to the Owner Trustee under Article 3 or otherwise materially and adversely affects the rights of the Owner Trustee or the Owner Participant; and provided further that the parties to the Lease may take any such action without the consent of the Loan Trustee or any Loan Participant to the extent such action relates to the payment of amounts constituting, or the Owner Trustee's, the Owner Participant's or the Company's rights or obligations with respect to, Excepted Property;

                 (2) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, in each case only to the extent any such action shall not adversely impact the interests of the Loan Participants;

                 (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of the Loan Participants holding a majority in principal amount of Outstanding Pass Through Equipment Notes, the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as in effect on the Refunding Date: Section 7 (insofar as such Section 7 relates to the Loan Trustee, the Indenture Estate and the Loan Participants holding the Pass Through Equipment Notes), Section 8, Sections 9(b) through 9(d), Section 10, Section 13, Section 16(b) and, to the extent the Loan Participants holding the Pass Through Equipment Notes would be adversely affected thereby, Section 16(c) and Section 17 and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Par-





                                       81
                                  (Series AC)
         ticipation Agreement not permitted pursuant to this subsection (b);

                 (4) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided the making of any such other provision shall not adversely affect the interests of the Loan Participants unless such provision corrects a mistake or cures an ambiguity; and

                 (5) any indemnities solely in favor of the Owner Participant or any member of its Related Indemnitee Group may be modified, amended or supplemented in such manner as shall be agreed by the Owner Participant and the Lessee.

                 (c) No modification, amendment, supplement, consent, waiver, authorization or approval with respect to the Lease or the Participation Agreement, whether effected pursuant to subsection (a) or pursuant to subsection (b) of this Section 11.06 and anything in such subsections or elsewhere in this Agreement to the contrary notwithstanding, shall, without the consent of each Loan Participant affected thereby,

                 (1) modify, amend or supplement the Lease in such a way as to extend the time of payment of Basic Rent or Supplemental Rent payable in respect of the Make-Whole Amount or Swap Breakage Loss or Stipulated Loss Value or any other amounts payable upon the occurrence of an Event of Loss or Termination Value and any other amounts payable upon termination of the Lease with respect to the Aircraft, payable under, or as provided in, the Lease in effect on the Refunding Date, or reduce the amount of any installment of Basic Rent or Supplemental Rent payable in respect of the Make-Whole Amount or Swap Breakage Loss as in effect on the Refunding Date so that the same is less than the payment of principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, and interest on the Equipment Notes, as the case may be, to be made from such installment of Basic Rent or Supplemental Rent payable in respect of the Make-Whole Amount or Swap Breakage





                                       82
                                  (Series AC)

         Loss, or reduce the aggregate amount of Stipulated Loss Value or Swap Breakage Loss or any other amounts payable under, or as provided in, the Lease as in effect on the Refunding Date upon the occurrence of an Event of Loss so that the same is less than the accrued interest on and principal as of the Lease Loss Payment Date, and Make-Whole Amount, if any, or Swap Breakage Loss, if any, of the Equipment Notes at the time Outstanding or reduce the amount of Termination Value and any other amounts payable under, or as provided in, the Lease as in effect on the Refunding Date upon termination of the Lease with respect to the Aircraft so that the same is less than the accrued interest on and principal as of the Lease Termination Date and Make-Whole Amount, if any, or Swap Breakage Loss, if any, of Equipment Notes at the time Outstanding, or

                 (2) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Company from its obligations in respect of payment of Basic Rent, Supplemental Rent payable in respect of the Make-Whole Amount or Swap Breakage Loss or Stipulated Loss Value and any other amounts payable upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable upon termination of the Lease with respect to the Aircraft, payable under, or as provided in, the Lease as in effect on the Refunding Date, except for any such assignment pursuant to Section 13(E) of the Participation Agreement, and except as provided in the Lease as in effect on the Refunding Date.


                                   ARTICLE 12

                                 MISCELLANEOUS

                 Section 12.01. Notices. (a) Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being deposited in the United States mail with proper postage for first-class registered or certified mail prepaid, or when delivered personally, or, if promptly confirmed by mail as provided above, when dispatched by telegram, telex or other written telecommunication, addressed to any party to this Agreement at their respective addresses or telex numbers,





                                       83
                                  (Series AC)
                 if to the Company, to:

                          American Airlines, Inc.
                          P.O. Box 619616
                          4333 Amon Carter Boulevard
                          Mail Drop 5662
                          Fort Worth, Texas  76155

                          Attention:  Senior Vice President-Finance

                          Telex:  73-0613
                          Answerback:  AMAIR-DFWDAL
                          Facsimile:  (817) 963-4318
                          Telephone:  (817) 963-1234

                 if to the Loan Trustee, to:

                          State Street Bank and Trust Company of
                            Connecticut, National Association
                          c/o State Street Bank and Trust Company
                          Two International Place -- 4th Floor
                          Boston, Massachusetts  02110

                          Attention:  Corporate Trust Department
                                      (AA 1995 PTC Series AC)

                          Facsimile:  (617) 664-5371
                          Telephone:  (617) 664-5610

                 if to the Owner Trustee, to:

                          Wilmington Trust Company
                          Rodney Square North
                          Wilmington, Delaware  19890

                          Attention:  Corporate Trust Administration
                                      (AA 1995 PTC Series AC)

                          Facsimile:  (302) 651-8882
                          Telephone:  (302) 651-1000





                                       84
                                  (Series AC)
                 if to the Owner Participant, to:

                          AT&T Holdings, Inc.
                          c/o AT&T Capital Corporation
                          44 Whippany Road
                          Morristown, New Jersey  07960

                          Attention:  Edward F. Gromek

                          Facsimile:  (201) 397-4368
                          Telephone:  (201) 397-3000


                 (b) The Company, the Owner Trustee, the Loan Trustee or the Owner Participant by notice to the others may designate additional or different addresses for subsequent notices or communications.

                 (c) Any notice or communication to Loan Participants shall be mailed by first-class mail to the addresses for Loan Participants shown on the Register kept by the Registrar and to addresses filed with the Loan Trustee for other Loan Participants. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Loan Participants.

                 (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                 (e) If the Company mails a notice or communication to the Loan Participants, it shall mail a copy to the Loan Trustee and to each Paying Agent at the same time.

                 (f) Notwithstanding the foregoing, all communications or notices to the Loan Trustee shall be deemed to be given only when received by a Responsible Officer of the Loan Trustee.

                 Section 12.02. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company or the Owner Trustee to the Loan Trustee to take any action under this Agreement, the Company or the Owner Trustee, as the case may be, shall furnish to the Loan Trustee:





                                       85
                                  (Series AC)

                 (1) a certificate of a Responsible Company Officer or a Responsible Officer, as the case may be, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with; and

                 (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with;

except that in the case of any request or application as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular request or application, no additional certificate or Opinion of Counsel need be furnished pursuant to this Section 12.02.

                 Section 12.03. Rules by Loan Trustee and Agents. The Loan Trustee may make reasonable rules for action by or a meeting of Loan Participants. The Paying Agent or Registrar may make reasonable rules and set reasonable requirements for its functions.

                 Section 12.04. Non-Business Days. If any date scheduled for any payment of principal of, Make-Whole Amount, if any, Swap Breakage Loss, if any, interest or other amounts hereunder or under the Equipment Notes is not a Business Day, payment may be made at such place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period; provided that, with respect to any payment of principal, interest or Swap Breakage Loss, if any, if by virtue of such extension the date of payment would fall in the next succeeding calendar month, then such sum shall be payable on the next preceding Business Day.

                 Section 12.05. GOVERNING LAW. THIS AGREEMENT AND THE EQUIPMENT NOTES HAVE BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 Section 12.06. No Recourse Against Others. No director, officer, employee or stockholder, as such, of the Company, the Owner Trustee or the Owner Participant, as the case may be, shall have any liability for any obligations of the Company, the Owner Trustee or the Owner Participant, as the case may be, under this Agreement or for any claim based on, in respect of or by reason of such obligations or their





                                       86
                                  (Series AC)
creation. Each Loan Participant by accepting an Equipment Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Equipment Notes.

                 Section 12.07. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

                 Section 12.08. Indenture for Benefit of Owner Trustee, Loan Trustee, Owner Participant and Loan Participants. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the Owner Trustee, the Loan Trustee, the Owner Participant, the Company and the Loan Participants any legal or equitable right, remedy or claim under or in respect of this Indenture.

                 Section 12.09. Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 Section 12.10. No Oral Modifications or Continuing Waivers. No terms or provisions of this Indenture or the Equipment Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Equipment Note shall be effective only in the specific instance and for the specific purpose given.

                 Section 12.11. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and permitted assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Loan Participant shall bind the successors and assigns of such Loan Participant.





                                       87
                                  (Series AC)

                 Section 12.12. Headings. The headings of the various Articles and Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.


                                   ARTICLE 13

                 ACTIONS TO BE TAKEN UPON TERMINATION OF LEASE

                 Section 13.01. Actions to Be Taken upon Termination of Lease. Upon any of:

                 (a)      the voluntary termination of the Lease pursuant to
         Section 9(a) thereof on the Lease Termination Date, and upon payment to the Loan Trustee of an amount equal to the Redemption Price of all Outstanding Equipment Notes, or

                 (b) the purchase of the Aircraft by the Company at its option pursuant to Section 9(e) of the Lease on the Lease Termination Date or pursuant to Section 20(b) of the Lease on the Special Purchase Option Date (unless the Company shall have elected to assume all of the rights and obligations of the Owner Trustee hereunder as provided for in Section 7.03), and upon payment to the Loan Trustee of an amount equal to the Redemption Price as at the applicable Redemption Date of all Outstanding Equipment Notes, or

                 (c) the termination of the Lease, on the Lease Loss Payment Date, following an Event of Loss suffered by the Airframe under circumstances where the Company does not exercise its option to substitute a Replacement Airframe therefor pursuant to Section 10(a)(i) of the Lease, and upon payment to the Loan Trustee of an amount equal to the Redemption Price as at the Redemption Date of all Outstanding Equipment Notes, or

                 (d) the satisfaction, discharge, defeasance and termination of the obligations under this Agreement in accordance with
         Section 10.01,

the Lien of this Agreement on the Indenture Estate shall terminate (except for the Lien on funds held by the Loan Trustee to pay the Equipment Notes or the Loan Trustee) and the Loan Trustee shall execute such instruments as may be





                                       88
                                  (Series AC)
requested by the Company or the Owner Trustee to evidence such termination.


                                   ARTICLE 14

                  ISSUANCE OF EQUIPMENT NOTES AFTER REDEMPTION

                 Section 14.01. Issuance of Equipment Notes After Redemption. Following a redemption of the Equipment Notes of any Maturity in accordance with Section 6.01(b)(2) or 6.01(b)(3), the Owner Trustee, with the consent of the Company, may issue and sell, and the Loan Trustee shall authenticate and deliver, one or more new series of Equipment Notes in an aggregate principal amount up to the aggregate principal amount of the Equipment Notes then being redeemed and having such terms and provisions (including, without limitation, interest rate, amortization schedule, maturity date and redemption provisions) as the Owner Trustee shall deem appropriate and as shall be approved by the Company; provided that if after such redemption any Equipment Notes remain outstanding, the new series of Equipment Notes:

                 (i) shall be denominated and payable in United States Dollars and shall not be in a principal amount greater than the Equipment Notes redeemed;

                 (ii) shall not rank senior in any respect to the Equipment Notes which remain outstanding; and

                 (iii) shall not have a maturity after or have a weighted average life longer than the Equipment Notes redeemed if any of the Equipment Notes which remain outstanding have a maturity date after or concurrent with the maturity date of the Equipment Notes redeemed; and provided further that prior to authentication of such new series of Equipment Notes the Loan Trustee shall have received (i) written evidence from Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and Moody's Investors Service, Inc. to the effect that the issuance of such new series, by itself, would not result in a downgrading of the credit rating (if any) assigned to the Pass Through Certificates then outstanding and (ii) an Opinion of Counsel for the Company reasonably satisfactory to the Loan Trustee to the effect that the protection afforded by Section 1110 of the Bankruptcy Code to the existing Loan Participants would not be adversely affected by the issuance of such new series of Equipment Notes;





                                       89
                                  (Series AC)
         provided that such opinion need not be delivered to the extent that the benefits of such Section 1110 are not available to the Loan Participants with respect to the Aircraft immediately prior to such assumption; and provided further that such opinion may contain qualifications of the tenor contained in the opinion of Debevoise & Plimpton delivered pursuant to Section 3(k) of the Refunding Agreement on the Refunding Date.





                                       90
                                  (Series AC)

                 IN WITNESS WHEREOF, the Owner Trustee and the Loan Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                                 WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity
                                                   except as expressly provided
                                                   herein, but solely as Owner
                                                   Trustee


                                                 By
                                                   ----------------------------

                                                   Name:
                                                   Title:


                                                 STATE STREET BANK AND TRUST
                                                   COMPANY OF CONNECTICUT,
                                                   NATIONAL ASSOCIATION, as
                                                   Loan Trustee

                                                 By
                                                   -------------------------

                                                   Name:
                                                   Title:





                                       91
                                  (Series AC)

                                                       Exhibit A to Amended and
                                                       Restated Trust Indenture
                                                       and Security Agreement




                      Form of Pass Through Equipment Notes
                         [Installment Equipment Notes]*





No.  ______________                                         $_____________


                        1995 EQUIPMENT NOTES, SERIES AC
                           WILMINGTON TRUST COMPANY,
                         Not in its Individual Capacity
                     but Solely as Owner Trustee Under the
                         Trust Agreement (AA 1992 AF-3)
                      (Redesignated AA 1995 PTC Series AC)
                           Dated as of August 1, 1992

                   Issued in connection with Aircraft N376AN
                                   Leased to
                            AMERICAN AIRLINES, INC.

INTEREST RATE                     MATURITY DATE
- -------------                     -------------
   8.39%                          [January 2, 2017]*
                                       [----]**

                 WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as owner trustee (the "Owner Trustee") under that certain Trust Agreement (AA 1992 AF-3) (redesignated AA 1995 PTC Series AC), dated as of August 1, 1992, between the Owner Trustee in its individual capacity and the institution referred to therein as the "Owner Participant" (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), for value received, hereby promises to pay to ______________ or registered assigns the principal sum of ______________ DOLLARS [in installments on each Installment Payment Date as set forth on the reverse hereof with the final installment due and payable on the Maturity Date specified above]* [on the Maturity Date specified above]** and to pay interest [on the original principal amount hereof remaining unpaid from time to time]* [thereon]** at the rate per annum specified

__________________________________

*        Include for Installment Equipment Notes only.

**       Include for all non-Installment Pass Through Equipment Notes.



                                  (Series AC)
above, from ______________ or from the most recent date to which interest has been paid or duly provided for on January 2 and July 2 in each year, commencing July 2, 1995, until the principal hereof is paid or made available for payment [in full].* In the event any amount of principal or interest payable hereunder is not paid when due, to the extent permitted by applicable law, interest shall accrue on such amounts at the Past Due Rate. All computations of interest accruing on this Pass Through Equipment Note shall be made on the basis of a year of 360 days consisting of twelve 30-day months. All amounts payable by the Owner Trustee hereunder and under the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AC), dated as of June 15, 1995 (herein called the "Indenture," the defined terms therein not otherwise defined herein being used herein with the same meanings), by and between the Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate. Each Loan Participant, by its acceptance of this Pass Through Equipment Note, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate for payment of such amounts, to the extent available for distribution to the Loan Participant as provided in the Indenture and (b) none of the Owner Participant, the Owner Trustee or the Loan Trustee is or shall be personally liable to the Loan Participant for any amount payable hereunder or under the Indenture or, except as provided in the Indenture in the case of the Loan Trustee and the Owner Trustee, for any liability under the Indenture.

                 The interest [or Installment Payment Amount]* so payable, and punctually paid or duly provided for, on or within 5 days after the applicable Interest Payment Date [or Installment Payment Date, as the case may be],* will, as provided in the Indenture, be paid to the Person in whose name this Pass Through Equipment Note (or one or more predecessor Pass Through Equipment Notes) is registered at the close of business on the Record Date for payment of such interest [or Installment Payment Amount],* which shall be the fifteenth day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [or Installment Payment Date, as the case may be].* Any such interest [or Installment Payment Amount]* not so punctually paid or duly provided for shall forthwith cease to be pay-

__________________________________

*        Include for Installment Equipment Notes only.



                                       2
                                  (Series AC)
able to the registered Loan Participant on such Record Date (or to the Person in whose name this Pass Through Equipment Note is registered upon issuance) and may be paid to the Person in whose name the Pass Through Equipment Note (or one or more predecessor Pass Through Equipment Notes) is registered at the close of business on a Special Record Date for the payment of such [Defaulted Installment or]* Defaulted Interest to be fixed by the Loan Trustee, notice whereof shall be given to Loan Participants entitled thereto not less than 10 days prior to such Special Record Date, or may be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Equipment Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                 Payment of the principal of, Make-Whole Amount, if any, and interest on this Pass Through Equipment Note will be made in immediately available funds at the principal corporate trust office of the Loan Trustee, or the office or agency maintained by the Loan Trustee for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest [and Installment Payment Amounts (other than that payable on the Maturity Date hereof)]* may be made at the option of the Loan Trustee or the Paying Agent by check mailed to the address of the Loan Participant entitled thereto as such address shall appear on the Register.

                 Principal of each Pass Through Equipment Note payable on the Maturity Date of such Pass Through Equipment Note and Make-Whole Amount, if any, with respect thereto shall be payable only against presentation and surrender thereof at the principal corporate trust office of the Loan Trustee or at the office of the Paying Agent maintained for such purpose pursuant to
Section 2.03 of the Indenture.

                 This Pass Through Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Pass Through Equipment Note has been executed on behalf of the Owner Trustee by the manual or facsimile signature of an authorized officer of the Owner Trustee, and authenticated by the Loan Trustee by the manual signature of an authorized officer or

__________________________________

*        Include for Installment Equipment Notes only.



                                       3
                                  (Series AC)
signatory of the Loan Trustee, in each case as specified in Section 2.02 of the Indenture.

                 Reference is made to the Participation Agreement, the Refunding Agreement, the Indenture and the other Operative Documents and all supplements and amendments to such documents (copies of which are on file with the Loan Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions thereof, including a statement of the properties conveyed, pledged and assigned thereby, the nature and extent of the security thereby, the respective rights and obligations thereunder of the Owner Trustee, the Company, the Loan Trustee and the Loan Participants, and the terms upon which the Equipment Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created thereby, to all of which terms and conditions therein each Loan Participant agrees by its acceptance of this Pass Through Equipment Note. Each holder hereof, by its acceptance of this Pass Through Equipment Note, agrees to be bound by and to observe the provisions of the Operative Documents applicable to it.

                 [On each Installment Payment Date, the Loan Participant will receive a payment of principal equal to the Installment Payment Percentage for such Installment Payment Date multiplied by the original principal amount of this Pass Through Equipment Note which is set forth above.

                 Installment                       Installment
                   Payment                           Payment
                    Date                           Percentage
                 -----------                       -----------
             January 2, 2012                        2.977530476%
             January 2, 2013                       16.166164040
             January 2, 2014                       16.773563267
             January 2, 2015                       20.872446162
             January 2, 2016                       22.622435543
             July 2, 2016                           0.598904133
             January 2, 2017                       19.988956378]*

                 As more fully provided in the Indenture, the Pass Through Equipment Notes are subject to redemption, on not less than 25 nor more than 60 days' notice by mail and under the circumstances set forth in the Indenture, at a redemption price equal to the unpaid principal amount thereof,

__________________________________

*        Include for Installment Equipment Notes only.



                                       4
                                  (Series AC)

Make-Whole Amount, if any, plus accrued interest thereon to the Redemption
Date.

                 If an Indenture Event of Default shall occur and be continuing, the unpaid principal amount of the Equipment Notes may be declared due and payable in the manner and with the effect provided in the Indenture. If, and only if, such an event of default constitutes an event of default by the Company under the Lease, the Loan Trustee may declare the Lease to be in default, and may, to the exclusion of the Owner Trustee, exercise one or more of the remedies of the Owner Trustee provided in the Lease.

                 The right of the Loan Participant to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.

                 The Owner Trustee and the Loan Trustee will be discharged from their respective obligations in respect of the Equipment Notes (except for certain matters, including obligations to register the transfer or exchange of Equipment Notes, replace stolen, lost or mutilated Equipment Notes, maintain paying agencies and hold moneys for payment in trust), and the Loan Trustee may thereupon cause the release of the Indenture Estate from the lien of the Indenture, if (a) the Owner Trustee deposits or causes to be deposited irrevocably with the Loan Trustee, in trust, money or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, Make Whole Amount or Swap Breakage Loss, if any, as the case may be, and interest on the Outstanding Equipment Notes on the dates such payments are due in accordance with the terms of such Equipment Notes and (b) certain other conditions are satisfied, including the publication by the United States Internal Revenue Service of a ruling to the effect that the deposit and related defeasance would not cause the Loan Participants to recognize income, gain or loss for Federal income tax purposes.

                 As provided in the Indenture and subject to certain limitations therein set forth, this Pass Through Equipment Note is transferable, and upon surrender of this Pass Through Equipment Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the





                                       5
                                  (Series AC)

Loan Participant or its attorney duly authorized in writing, one or more new Pass Through Equipment Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                 THIS PASS THROUGH EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF A TRANSFER OF THIS PASS THROUGH EQUIPMENT NOTE WILL BE MADE UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH ACT DOES NOT APPLY.

                 The Pass Through Equipment Notes are issuable only as registered Equipment Notes. The Pass Through Equipment Notes are issuable in denominations of $1,000 and integral multiples thereof except that one such Pass Through Equipment Note of each maturity does not need to be an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Pass Through Equipment Notes are exchangeable for an equal aggregate principal amount of Pass Through Equipment Notes of the same type, having the same Maturity Date and of any authorized denominations or transferable upon surrender of the Pass Through Equipment Notes to be exchanged or transferred, as requested by the Loan Participant surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at any office or agency maintained for such purpose.

                 No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment for registration of transfer of this Pass Through Equipment Note, the Owner Trustee, the Loan Trustee, the Paying Agent, the Registrar and the Company may deem and treat the person in whose name this Pass Through Equipment Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Pass Through Equipment Note and for all other purposes whatsoever whether or not this Pass Through Equipment Note be overdue, and neither the Owner Trustee, the Loan Trustee, the Paying Agent, the Registrar nor the Company shall be affected by notice to the contrary.





                                       6
                                  (Series AC)

                 AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS PASS THROUGH EQUIPMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the Owner Trustee has caused this instrument to be duly executed under its corporate seal.

                                                   WILMINGTON TRUST COMPANY,
                                                     not in its individual
                                                     capacity but solely
                                                     as Owner Trustee


                                                   By
                                                     ------------------------
                                                   [Title]





                                       7
                                  (Series AC)

                  LOAN TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                                 STATE STREET BANK AND
                                                   TRUST COMPANY OF CONNECTICUT,
                                                   NATIONAL ASSOCIATION,
                                                   as Loan Trustee


                                                 By_____________________________
                                                   Authorized officer
                                                     or signatory





                                       8
                                  (Series AC)

                                                      Exhibit A-1 to Amended and
                                                        Restated Trust Indenture
                                                        And Security Agreement




                          Form of Bank Equipment Notes




           THIS BANK EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE
            SECURITIES OR SIMILAR LAWS OF ANY STATE OR OTHER JURIS-
            DICTION, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR
          SALE OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH REGISTRATION
            UNDER THE ACT AND SUCH SECURITIES AND SIMILAR LAWS IS IN
           EFFECT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

           THIS BANK EQUIPMENT NOTE IS SUBJECT TO CERTAIN ADDITIONAL
            RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 10 OF THE
                     REFUNDING AGREEMENT REFERRED TO BELOW.


No.  ______________                                           $_____________


                        1995 EQUIPMENT NOTES, SERIES AC
                           WILMINGTON TRUST COMPANY,
                         Not in its Individual Capacity
                     but Solely as Owner Trustee Under the
                         Trust Agreement (AA 1992 AF-3)
                      (Redesignated AA 1995 PTC Series AC)
                           Dated as of August 1, 1992

                   Issued in connection with Aircraft N376AN
                                   Leased to
                            AMERICAN AIRLINES, INC.


INTEREST RATE                     MATURITY DATE
- -------------                     -------------
     7.708%                       July 2, 2010


                 WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as owner trustee (the "Owner Trustee") under that certain Trust Agreement (AA 1992 AF-3) (redesignated AA 1995 PTC Series AC), dated as of August 1, 1992, between the Owner Trustee in its individual capacity and the institution referred to therein as the "Owner Participant" (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), for value received, hereby promises to pay to The Mitsubishi Trust and Banking Corporation, New York Branch, or regis-





                                  (Series AC)
tered assigns the principal sum of ______________ DOLLARS in installments on each Installment Payment Date as set forth on the reverse hereof with the final installment due and payable on the Maturity Date specified above and to pay interest on the original principal amount hereof remaining unpaid from time to time at the rate per annum specified above, from ______________ or from the most recent date to which interest has been paid or duly provided for on January 2 and July 2 in each year, commencing July 2, 1995, until the principal hereof is paid or made available for payment in full. In the event any amount of principal or interest payable hereunder is not paid when due, to the extent permitted by applicable law, interest shall accrue on such amounts at the Past Due Rate. All computations of interest accruing on this Bank Equipment Note shall be made on the basis of a year of 360 days consisting of twelve 30-day months. All amounts payable by the Owner Trustee hereunder and under the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series
AC), dated as of June 15, 1995 (herein called the "Indenture," the defined terms therein not otherwise defined herein being used herein with the same meanings), by and between the Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate. Each Loan Participant, by its acceptance of this Bank Equipment Note, agrees that (a) it will look solely to the income and proceeds of the Indenture Estate for payment of such amounts, to the extent available for distribution to the Loan Participant as provided in the Indenture and (b) none of the Owner Participant, the Owner Trustee or the Loan Trustee is or shall be personally liable to the Loan Participant for any amount payable hereunder or under the Indenture or, except as provided in the Indenture in the case of the Loan Trustee and the Owner Trustee, for any liability under the Indenture.

                 The interest or Installment Payment Amount so payable, and punctually paid or duly provided for the applicable Interest Payment Date or Installment Payment Date, as the case may be, will, as provided in the Indenture, be paid to the Person in whose name this Bank Equipment Note (or one or more predecessor Bank Equipment Notes) is registered at the close of business on the Record Date for payment of such interest or Installment Payment Amount, which shall be the fifteenth day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date or Installment Payment Date, as the case may be. Any such interest or Installment Payment Amount not so





                                       2
                                  (Series AC)
punctually paid or duly provided for shall be payable at the election of the Loan Trustee to the Bank Lender in whose name this Bank Equipment Note is registered in the Register on the date of such payment, all as more fully provided in the Indenture.

                 Payment of the principal of, Swap Breakage Loss, if any, and interest on this Bank Equipment Note will be made in immediately available funds at the principal corporate trust office of the Loan Trustee, or the office or agency maintained by the Loan Trustee for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Paying Agent appointed under the Indenture shall remit all such amounts so received by it via wire transfer of immediately available funds to such address and in such manner as each Bank Lender shall have designated in writing to the Paying Agent. The Paying Agent shall cause each payment to the Bank Lender hereof to be made by 4:00 p.m. on the day the Paying Agent receives such payment. In the event the Paying Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and by the time specified, the Paying Agent, in its individual capacity and not as Paying Agent, has agreed to compensate the Bank Lender holding this Bank Equipment Note for loss of use of such funds.

                 Promptly following payment of all principal, Swap Breakage Loss, if any, and interest due and owing with respect to this Bank Equipment Note and all other sums due and payable to the Bank Lender in whose name this Bank Equipment Note is registered in the Register under the Indenture, under this Bank Equipment Note, and under the Participation Agreement or Refunding Agreement, the Bank Lender holding this Bank Equipment Note shall surrender this Bank Equipment Note to the Loan Trustee for cancellation.

                 This Bank Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Bank Equipment Note has been executed on behalf of the Owner Trustee by the manual or facsimile signature of an authorized officer of the Owner Trustee, and authenticated by the Loan Trustee by the manual signature of an authorized officer or signatory of the Loan Trustee, in each case as specified in Section
2.02 of the Indenture.





                                       3
                                  (Series AC)

                 Reference is made to the Participation Agreement, the Refunding Agreement, the Indenture and the other Operative Documents and all supplements and amendments to such documents (copies of which are on file with the Loan Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions of such agreements, including a statement of the properties conveyed, pledged and assigned under the Indenture, the nature and extent of the security under the Indenture, the respective rights and obligations under such agreements of the Owner Trustee, the Company, the Loan Trustee and the Loan Participants, and the terms upon which the Equipment Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions each Bank Lender agrees by its acceptance of this Bank Equipment Note. Each holder hereof, by its acceptance of this Bank Equipment Note, agrees to be bound by and to observe the provisions of the Operative Documents applicable to it.

                 On each Installment Payment Date, the Bank Lender will receive a payment of principal equal to the Installment Payment Percentage for such Installment Payment Date multiplied by the original principal amount of this Bank Equipment Note which is set forth above.

                 Installment                       Installment
                   Payment                           Payment
                    Date                           Percentage
                 -----------                       ----------
               July 2, 1995                         0.197627356%
               January 2, 1996                      2.100141600
               July 2, 1996                         2.181081055
               January 2, 1997                      0.929493623
               January 2, 1998                      2.032284747
               July 2, 1998                         3.472719435
               July 2, 1999                         9.315619259
               Jnauary 2, 2001                      7.642286182
               January 2, 2002                      8.236313938
               January 2, 2003                      5.177265053
               January 2, 2004                      5.579689036
               January 2, 2005                      5.707752596
               January 2, 2006                      4.940641185
               January 2, 2007                      5.183957303
               Janaury 2, 2008                      5.433921987
               January 2, 2009                      6.003305681
               January 2, 2010                     12.648092511
               July 2, 2010                        13.217807454





                                       4
                                  (Series AC)

                 The final installment of principal of this Bank Equipment Note shall under all circumstances equal the entire principal balance hereof outstanding on the Maturity Date.

                 As more fully provided in the Indenture, the Equipment Notes are subject to redemption, upon such notice and under the circumstances set forth in the Indenture, at the Redemption Price set forth for such circumstances therein.

                 If an Indenture Event of Default shall occur and be continuing, the unpaid principal amount of the Equipment Notes may be declared due and payable in the manner and with the effect provided in the Indenture. If, and only if, such an event of default constitutes an event of default by the Company under the Lease, the Loan Trustee may declare the Lease to be in default, and may, to the exclusion of the Owner Trustee, exercise one or more of the remedies of the Owner Trustee provided in the Lease.

                 The right of the Bank Lender to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.

                 The Owner Trustee and the Loan Trustee will be discharged from their respective obligations in respect of the Equipment Notes (except for certain matters, including obligations to register the transfer or exchange of Equipment Notes, replace stolen, lost or mutilated Equipment Notes, maintain paying agencies and hold moneys for payment in trust), and the Loan Trustee may thereupon cause the release of the Indenture Estate from the lien of the Indenture, if (a) the Owner Trustee deposits or causes to be deposited irrevocably with the Loan Trustee, in trust, money or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, Make-Whole Amount or Swap Breakage Loss, if any, as the case may be, and interest on the Outstanding Equipment Notes on the dates such payments are due in accordance with the terms of such Equipment Notes and (b) certain other conditions are satisfied, including the publication by the United States Internal Revenue Service of a ruling to the effect that the deposit and related defeasance would not cause the Loan Participants to recognize income, gain or loss for Federal income tax purposes.





                                       5
                                  (Series AC)

                 As provided in the Indenture and in the Refunding Agreement and subject to certain limitations set forth herein and therein (including the limitations set forth in Section 10 of the Refunding Agreement), this Bank Equipment Note is transferable, and upon surrender of this Bank Equipment Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Bank Lender or his attorney duly authorized in writing, one or more new Bank Equipment Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                 The Bank Equipment Notes are issuable only as registered Equipment Notes. The Bank Equipment Notes are issuable in denominations of not less than $5,000,000 (or such lesser amount as shall constitute 100% of the aggregate unpaid principal amount of Bank Equipment Notes held by the Bank Lender holding such Bank Equipment Notes). As provided in the Indenture and subject to certain limitations set forth therein and in the Refunding Agreement, Bank Equipment Notes are exchangeable for an equal aggregate principal amount of Bank Equipment Notes of the same type, having the same Maturity Date and of any authorized denominations or transferable upon surrender of the Bank Equipment Notes to be exchanged or transferred, as requested by the Bank Lender surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at any office or agency maintained for such purpose.

                 No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment for registration of transfer of this Bank Equipment Note, the Owner Trustee, the Loan Trustee, the Paying Agent, the Registrar and the Company may deem and treat the Bank Lender in whose name this Bank Equipment Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Bank Equipment Note and for all other purposes whatsoever whether or not this Bank Equipment Note be overdue, and neither the Owner Trustee, the Loan





                                       6
                                  (Series AC)

Trustee, the Paying Agent, the Registrar nor the Company shall be affected by notice to the contrary.

                 AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS BANK EQUIPMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                       7
                                  (Series AC)

                 IN WITNESS WHEREOF, the Owner Trustee has caused this instrument to be duly executed under its corporate seal.

                                                   WILMINGTON TRUST COMPANY,
                                                     not in its individual
                                                     capacity but solely
                                                     as Owner Trustee


                                                   By
                                                     ------------------------
                                                   [Title]





                                       8
                                  (Series AC)

                  LOAN TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                 This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                                 STATE STREET BANK AND
                                                   TRUST COMPANY OF CONNECTICUT,
                                                   NATIONAL ASSOCIATION,
                                                   as Loan Trustee


                                                 By_____________________________
                                                     Authorized officer
                                                       or signatory





                                       9
                                  (Series AC)

                                                             Exhibit B-2 to
                                                             Trust Indenture and
                                                             Security Agreement




                          Issuance of Equipment Notes

                 The Pass Through Equipment Notes issued hereunder shall be issued to and shall be payable to the Pass Through Trustee under the Pass Through Trust Agreement with respect to the Grantor Trust created thereby, in each case as set forth below:

                 1995-A Trust


                 The Bank Equipment Notes issued hereunder shall be issued to and shall be payable to the Initial Bank Lender.





                                  (Series AC)

                                                        Exhibit C to Amended and
                                                        Restated Trust Indenture
                                                        and Security Agreement




             [TRUST AGREEMENT AND]* INDENTURE SUPPLEMENT NO._____**
                            (AA 1995 PTC Series AC)

                 [Trust Agreement and]* Indenture Supplement No. ______, dated _____, between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Owner Trustee (the "Owner Trustee") under the Trust Agreement (AA 1992 AF-3) (redesignated AA PTC 1995 Series AC), dated as of August 1, 1992 (the "Trust Agreement"), between the Owner Trustee and _____, a _____ corporation, as Owner Participant, and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Loan Trustee (the "Loan Trustee") under the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AC), dated as of June 15, 1995 (the "Indenture"), between the Owner Trustee and the Loan Trustee.


                              W I T N E S S E T H:


                 WHEREAS, the Trust Agreement provides for the execution and delivery from time to time of supplements thereto (individually, a "Supplement" and, collectively, "Supplements"), each of which shall particularly describe the Aircraft (such term and other terms defined in the Indenture being used herein as therein defined) included in the property covered by the Trust Agreement;

                 WHEREAS, the Indenture provides for the execution and delivery from time to time of Supplements thereto which shall particularly describe the Aircraft and shall specifically mortgage the Aircraft to the Loan Trustee; and



__________________________________

*     Include for Indenture Supplements other than Indenture Supplement No. 2.

** The language of this form to be modified for any Indenture Supplements other than Indenture Supplement No. 2.



                                  (Series AC)

                 WHEREAS, each of the Trust Agreement and the Indenture relates to the Aircraft and Engines described below and a counterpart of each of the Trust Agreement and the Indenture is attached to and made a part of this Trust Agreement and Indenture Supplement.

                 NOW, THEREFORE, in order to secure the prompt payment of the principal of, Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on and all other amounts due with respect to, all Equipment Notes from time to time Outstanding and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions contained in the Indenture and in the other Operative Documents to which it is a party for the benefit of the Loan Participants, and the prompt payment of all amounts from time to time owing to the Loan Participants under the Participation Agreement and the Refunding Agreement by the Owner Trustee, the Owner Participant and the Lessee, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture, and of the acceptance of the Equipment Notes by the Loan Participants, and of the sum of $1 paid to the Owner Trustee by the Loan Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Loan Trustee, its successors and assigns, for the security and benefit of the Loan Participants from time to time, a security interest in and mortgage Lien on all estate, right, title and interest of the Owner Trustee in, to and under the following described property:

                                    AIRFRAME

                      One airframe identified as follows:

                                           FAA
                                       Registration        Manufacturer's
 Manufacturer          Model             Number            Serial Number
 ------------          -----          -------------        --------------








together with any and all Parts relating to such airframe





                                       2
                                  (Series AC)

                                AIRCRAFT ENGINES

                 Two aircraft engines, each such engine having
                  750 or more rated takeoff horsepower or the
                equivalent thereof, whether or not such Engines
              shall be installed in or attached to the Aircraft or
                   any other aircraft, identified as follows:

           Manufacturer                   Model                Serial Number
           ------------                   -----                --------------








together with all Parts relating to such engines.


                 TO HAVE AND TO HOLD all and singular the aforesaid property unto the Loan Trustee, its successors and assigns, in trust for the benefit and security of the Loan Participants from time to time and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

                 This Supplement shall be construed as supplemental to the Indenture and to the Trust Agreement and shall form a part of each, and the Trust Agreement and the Indenture are each hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

                 This Supplement is being delivered in the State of New York.

                 This Supplement may be executed by the Owner Trustee and the Loan Trustee in separate counterparts, each of which when so executed and delivered is an original, but all such counterparts shall together constitute but one and the same Supplement.

                 AND FURTHER, the Owner Trustee hereby acknowledges that the Aircraft referred to above has been delivered to the Owner Trustee and is included in the Indenture Estate of the Owner Trustee covered by all the terms and conditions of





                                       3
                                  (Series AC)
the Trust Agreement, subject to the pledge or mortgage thereof under the Indenture.


                 IN WITNESS WHEREOF, Wilmington Trust Company, as the Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as the Loan Trustee, have caused this Supplement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                                  WILMINGTON TRUST COMPANY,
                                                    not in its individual
                                                    capacity, but solely as
                                                    Owner Trustee


                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                  STATE STREET BANK AND TRUST
                                                    COMPANY OF CONNECTICUT,
                                                    NATIONAL ASSOCIATION, not
                                                    in its individual
                                                    capacity, except as other-
                                                    wise provided, but solely
                                                    as Loan Trustee


                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title:





                                       4
                                  (Series AC)

                                                        Exhibit D to
                                                        Amended and Restated
                                                        Trust Indenture and
                                                        Security Agreement
                                                        (AA 1995 PTC Series AC)


                 As provided for in Section 7.03 of the Trust Indenture and Security Agreement to which this is Exhibit D, such Indenture will, subject to the satisfaction of the conditions specified in such Section 7.03, be deemed to have been amended, automatically and without the requirement of further action by any Person (as defined in such Indenture) effective as of the Relevant Date (as defined in such Indenture) and so that:

                 (A) Section 1.01(b) thereof shall include the following defined terms (and the following definition for any such term shall be the sole definition for such term):

                 "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Aircraft" means the Airframe, together with the two Engines described in the Trust Agreement and Indenture Supplement originally executed and delivered hereunder (or any Replacement Engine substituted for any Engine hereunder), whether or not any of such initial or substituted Engines may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft. The term "Aircraft" shall include any Replacement Aircraft.

                 "Airframe" means (i) the Boeing 767-323ER aircraft (except Engines or engines from time to time installed thereon) bearing U.S. Registration Number N376AN and Manufacturer's Serial Number 25445, subjected to the Lien hereunder pursuant to the Trust Agreement and Indenture Supplement originally executed and delivered hereunder and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft, or so long as the same shall be subject to the Lien of this Indenture in accordance with the terms of Section 8 of Article 15 hereof after removal from such aircraft. The term Airframe shall include any Replacement Airframe substituted pursuant to Section 10(a) of Article 15 hereof. Except as otherwise set forth herein, at such time as a Replacement Airframe shall be so substituted and the Airframe for which the substitution is made shall be released from the Lien hereunder,





                     Trust Indenture Exhibit D (Series AC)
such replaced Airframe shall cease to be an Airframe hereunder.

                 "Business Day" means any day on which dealings in Dollar deposits are carried out in the London interbank market, other than a Saturday, Sunday or a day on which commercial banks are authorized or required by law, regulation or executive order to be closed in New York, New York, the city and state in which the principal corporate trust office of the Loan Trustee is located or the city and state in which the Loan Trustee disburses funds.

                 "Delivery Date" means the date of the Lease Supplement covering the Aircraft, which date shall be the date on which the Aircraft was delivered by the Company to, and accepted by, the Owner Trustee under the Purchase Agreement and the Purchase Agreement Assignment and was leased to and accepted by the Company under the Lease.

                 "Engine" means (i) each of the two General Electric CF6-80C2B6 engines bearing manufacturer's serial numbers 695548 and 695538 relating to the Airframe and subjected to the Lien hereunder pursuant to the Trust Agreement and Indenture Supplement originally executed and delivered hereunder whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft and (ii) any Replacement Engine which may from time to time be substituted pursuant to Article 15 hereof or which may have been substituted pursuant to the Lease, together, in each case, with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as the same shall be subject to the Lien of this Indenture in accordance with the terms of Section 8 of Article 15 hereof after removal from such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted and the Engine for which substitution is made shall be released from the Lien hereunder, such replaced Engine shall cease to be an Engine hereunder.

                 "Event of Loss" with respect to any property means any of the following events with respect to such property: (i) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or constructive total loss; (iii) the condemnation, confiscation or seizure




                                       2
                     Trust Indenture Exhibit D (Series AC)
of, or requisition of title to, or use of, such property (other than (x) a requisition for use by the government of the United States of America (or any instrumentality or agency thereof whose obligations bear the full faith and credit or such government) that shall not have extended more than one year beyond the latest maturity date of any of the Outstanding Equipment Notes, unless the Company shall have declared an Event of Loss pursuant to Section 10(d) of Article 15, (y) a requisition for use by any other Government that shall not have extended beyond the latest maturity date of any of the Outstanding Equipment Notes or (z) a requisition for use by the government (other than a Government) of the country of registry of the Aircraft or any instrumentality or agency thereof which shall not have resulted in a loss of possession of the Aircraft for a period in excess of twelve consecutive months and shall not have extended beyond the latest maturity date of any of the Outstanding Equipment Notes); (iv) as a result of any rule, regulation, order or other action by the Federal Aviation Administration, the Department of Transportation or other governmental body of the United States of America or the country of registry having jurisdiction, the use of such property in the normal course of air transportation of persons shall have been prohibited for a period of six consecutive months, unless the Company, prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by the Company or, in any event, if such use shall have been prohibited for a period of twelve consecutive months; or (v) the operation or location of the Aircraft, while under requisition for use, by a Government in any area excluded from coverage by any insurance policy in effect with respect to the Aircraft required by the terms of Section 11 of Article 15 hereof, unless the requisition for use shall have been made by a Government and the Company shall have obtained indemnity in lieu thereof from a Government pursuant to Section 11 of Article 15; provided if such property shall be returned to the Company in usable condition prior to the date on which notice of any redemption of Equipment Notes relating to the occurrence of any such event is given pursuant to this Indenture, then such event shall, at the option of the Company, not constitute (or be deemed to be within the definition of) an Event of Loss. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

                 "Government" means the government of any of the United States of America, Canada, France, Germany, Japan,




                                       3
                     Trust Indenture Exhibit D (Series AC)
the Netherlands, Sweden, Switzerland and the United Kingdom, and any instrumentality or agency thereof, except that for purposes of the definition of "Event of Loss", the final sentence of Section 7(a) of Article 15, and
Section 11 of Article 15, those instrumentalities and agencies included within the definition of "Government" shall be instrumentalities and agencies whose obligations bear the full faith and credit of the applicable government listed above.

                 "Loan Participant Liens" means Liens affecting or in respect of the Aircraft, the Airframe, any Engine or any interest therein or the Indenture Estate or any interest therein as a result of (i) claims against any Loan Participant not related to the transactions contemplated by the Operative Documents and (ii) acts or omissions of any Loan Participant not related to the transactions contemplated by the Operative Documents or not permitted under the Operative Documents.

                 "Loss Payment Date" shall have the meaning specified therefor in Section 10(a)(ii) of Article 15 hereof.

                 "Manufacturer" means The Boeing Company, a Delaware corporation, and its successors and assigns.

                 "Operative Documents" means this Amendment, the Trust Indenture and Security Agreement, the Participation Agreement, the Purchase Agreement Assignment, the Trust Agreement and Indenture Supplement, the Bills of Sale and the Equipment Notes.

                 "Participation Agreement" means that certain Participation Agreement (AA 1992 AF-3), dated as of August 1, 1992, amended as of the date hereof, among the Company, the Loan Trustee, the Owner Participant, the Original Loan Participant and the Owner Trustee, as such Participation Agreement may from time to time be amended, modified or supplemented in accordance with the provisions thereof.

                 "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (i) complete Engines or engines, (ii) any items leased by the Company and (iii) cargo containers) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine.

                 "Permitted Air Carrier" shall have the meaning specified therefor in Section 7(b)(i) of Article 15 hereof.




                                       4
                     Trust Indenture Exhibit D (Series AC)

                 "Permitted Countries" means any of the countries listed on
Schedule I attached hereto.

                 "Permitted Liens" means Liens referred to in clauses (i) through (vii) of Section 6 of Article 15 hereof.

                 "Purchase Agreement" means the Purchase Agreement, dated as of June 23, 1989, between the Manufacturer and the Company (as heretofore amended, modified and supplemented), providing, among other things, for the manufacture and sale by the Manufacturer to the Company (or to financing entities designated by the Company) of certain Boeing 767 aircraft, as such Purchase Agreement may hereafter be amended, modified or supplemented to the extent permitted by the terms of the Purchase Agreement Assignment and this Indenture.

                 "Purchase Agreement Assignment" means that certain Purchase Agreement Assignment (AA 1992 AF-3), dated as of August 1, 1992, between the Company and the Owner Trustee, as the same may be modified, amended, or supplemented from time to time pursuant to the applicable provisions thereof and in accordance with this Indenture, pursuant to which the Company assigns to the Owner Trustee certain of the Company's rights and interests under the Purchase Agreement with respect to the Aircraft, which Purchase Agreement Assignment has annexed thereto, a Consent and Agreement thereto executed by the Manufacturer, each as originally executed or as amended, modified or supplemented pursuant to the applicable provisions thereof.

                  "Redemption Price" means the price at which the Equipment Notes are to be redeemed, determined as of the Redemption Date, pursuant to
Section 6.01 or Section 6.02, as the case may be.

                 "Refunding Agreement" means that certain Refunding Agreement (AA 1995 PTC Series AC), dated as of June 2, 1995, among the Company, the Owner Participant, the Owner Trustee, the Pass Through Trustee, the Original Loan Participants, the Indenture Trustee and the Loan Trustee, as such Refunding Agreement may from time to time be amended, modified or supplemented in accordance with the provisions thereof.

                 "Refunding Date" shall have the meaning specified therefor in
Section 1(a) of the Refunding Agreement.

                 "Replacement Aircraft" means the Aircraft of which a Replacement Airframe is part.




                                       5
                     Trust Indenture Exhibit D (Series AC)

                 "Replacement Airframe" mean a Boeing 767-323ER aircraft or a comparable or an improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) described in a supplement to this Indenture, which shall have been substituted hereunder pursuant to Section 10(a) of Article 15 hereof, together with all Parts relating to such aircraft.

                 "Replacement Engine" shall mean a General Electric CF6-80C2B6 engine (or an engine of the same or another manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe and compatible for use on the Airframe with the other Engine subject to the Lien hereunder) together with all Parts relating to such engine.

                 "Responsible Officer" means,(x) with respect to the Company, its Chairman of the Board, its President, any Senior Vice President, its Chief Financial Officer, any Vice President, the Treasurer or any other management employee (i) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer and (ii) whose responsibilities include the administration of the transactions and agreements, including this Indenture, contemplated by the Participation Agreement and the other Operative Documents and (y) with respect to the Loan Trustee, any officer in its corporate trust department, or any officer of the Loan Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

                 "Taxes" has the meaning set forth in Section 7(c) of the Participation Agreement.

                 The following defined terms shall be deleted: "Basic Rent", "Excepted Property", "Lease Event of Default", "Lease Loss Payment Date", "Lease Supplement", "Lease Termination Date", "Lessor's Liens", "Rent", "Rent Schedule", "Special Termination Date", "Stipulated Loss Value", "Supplemental Rent", "Tax Indemnity Agreement", "Termination Value", "Trust Agreement" and "Trust Estate".

                 (B) Sections 2.02, 2.09 and 2.11 of Article 2 thereof shall read as follows:




                                       6
                     Trust Indenture Exhibit D (Series AC)

                 Section 2.02. Execution and Authentication. (a) Equipment Notes shall be executed on behalf of the Company by the manual or facsimile signature of its President, any Senior Vice President, Vice President, an Assistant Vice President, its Treasurer, its Secretary, an Assistant Secretary, an Assistant Treasurer or other authorized officer.

                 (b) If any officer of the Company executing the Equipment Notes or attesting to the Company's seal no longer holds that office at the time the Equipment Notes are executed on behalf of the Company, the Equipment Notes shall be valid nevertheless.

                 (c) At any time and from time to time after the execution of the Equipment Notes, the Company may deliver such Equipment Notes to the Loan Trustee for authentication and, subject to the provisions of Section 2.10, the Loan Trustee shall authenticate the Equipment Notes by manual signature upon written orders of the Company. Equipment Notes shall be authenticated on behalf of the Loan Trustee by any authorized officer or signatory of the Loan Trustee.

                 (d) An Equipment Note issued after the Relevant Date shall not be valid or obligatory for any purpose or entitled to any security or benefit hereunder until executed on behalf of the Company by the manual or facsimile signature of the officer of the Company specified in the first sentence of Section 2.02(a) and, until authenticated on behalf of the Loan Trustee, by the manual signature of the authorized officer or signatory of the Loan Trustee. Such signatures shall be conclusive evidence that such Equipment Note has been duly executed, authenticated and issued under this Indenture.

                 Section 2.09. Payment by the Company. All amounts payable to the Loan Participants under the Equipment Notes and this Indenture shall be the direct obligations of the Company which the Company agrees to pay when due.

                 Section 2.11. Assumption of Certain Obligations. Notwithstanding any provision to the contrary contained herein, Section 2.01 and Sections 2.03 through 2.10 hereof shall be deemed amended to provide that any reference to or obligation of the Owner Trustee contained in any such Section shall after the Relevant Date be deemed to be a reference to or obligation of the Company.

                     Trust Indenture Exhibit D (Series AC)

                 (C)      Article 3 thereof shall read as follows:

                 Section 3.01.  [Intentionally Omitted]

                 Section 3.02. Payment in Case of Redemption of Equipment Notes. In the event the Equipment Notes are redeemed in accordance with the provisions of Section 6.01 or Section 6.02, the Loan Trustee will apply on the Redemption Date any amounts then held by it the Indenture Estate and received by it from or on behalf of the Company, in the following order of priority:

                 first, so much of such payments or amounts as shall be required to pay the Loan Trustee all amounts then due it pursuant to
         Section 9.05 shall be applied to pay the Loan Trustee such amounts;

                 second, so much thereof as shall be required to pay the Redemption Price on the Outstanding Equipment Notes pursuant to
         Section 6.01 or Section 6.02, as the case may be, on the Redemption Date shall be applied to the redemption of the Equipment Notes on the Redemption Date;

                 third, so much thereof as shall be required to pay the amounts described in clause "fifth" of Section 3.05 shall be applied to pay such amounts; and

                 fourth, the balance, if any, thereof remaining shall be distributed to the Company or as the Company may request.

                 Section 3.03. Application of Payments When No Indenture Event of Default Is Continuing. Each payment received by the Loan Trustee from Company shall, except as otherwise provided in Section 3.02, 3.04, 3.05 or 3.06, be distributed by the Loan Trustee in the following order of priority:

                 first, so much of such aggregate amount as shall be required to pay in full the principal of and interest then due on all Outstanding Equipment Notes shall be distributed to the Persons entitled thereto;

                 second, so much of such aggregate amount remaining as shall be required to pay any amount due the Loan Trustee pursuant to Section
         9.05 shall be applied to pay the Loan Trustee such amounts;




                                       8
                     Trust Indenture Exhibit D (Series AC)
                 third, so much thereof as shall be required to pay the amounts described in clause "fifth" of Section 3.05 shall be applied to pay such amounts; and

                 fourth the balance, if any, of such aggregate amount remaining thereafter shall be distributed to the Company.

                 Section 3.04. Application of Certain Payments in Case of Requisition or Event of Loss. Except as otherwise provided in Section 3.05 hereof, any amounts received directly or through the Company from any governmental authority or other Person pursuant to Section 10 of Article 15 hereof with respect to the Airframe or the Airframe and the Engines or engines then installed on the Airframe as the result of an Event of Loss, to the extent that such amounts are not at the time required to be paid to the Company pursuant to said Section 10, and any amounts of insurance proceeds for damage to the Indenture Estate received directly or through the Company from any insurer pursuant to Section 11 of Article 15 hereof with respect thereto as the result of an Event of Loss, to the extent such amounts are not at the time required to be paid to the Company pursuant to said Section 11, shall be applied in reduction of the Company's obligations hereunder.

                 Section 3.05. Payments During Continuance of Indenture Event of Default. All payments received and amounts held or realized by the Loan Trustee after an Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Loan Trustee from the exercise of any remedies pursuant to Article 8), as well as all payments or amounts then held or thereafter received by the Loan Trustee as part of the Indenture Estate while such Indenture Event of Default shall be continuing, shall be distributed by the Loan Trustee in the following order of priority:

                 first, so much of such payments or amounts as shall be required to pay the Loan Trustee all amounts then due it pursuant to
         Section 9.05 shall be applied to pay the Loan Trustee such amounts;

                 second, so much of such payments or amounts remaining as shall be required to pay the expenses incurred (including unbilled expenses in respect of property delivered or contracted for or services rendered or contracted for if the amount of such expenses is liquidated) in using, operating, storing, leasing,




                                       9
                     Trust Indenture Exhibit D (Series AC)
         controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, of and to the Indenture Estate and to make all payments which the Loan Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or part thereof (including the employment of engineers and accountants to examine and make reports upon the properties, books and records of the Company), all in accordance with
         Section 8.03(c), shall be applied for such purposes;

                 third, so much of such payments or amounts remaining as shall be required to pay the principal of and accrued interest on all Equipment Notes Outstanding payable to the Loan Participants then due and payable, whether by declaration of acceleration pursuant to
         Section 8.02 or otherwise, shall be applied ratably to the payment of such principal and interest; and in case the aggregate amount remaining shall be insufficient to pay in full the whole amount so due and unpaid, then such amount shall be applied to the payment of such principal and interest, without any preference or priority of one Equipment Note over another, ratably according to the aggregate amount so due for principal and interest, at the date fixed by the Loan Trustee for the distribution of such payments or amounts;

                 fourth, so much of such payments or amounts remaining as shall be required to pay the Make-Whole Amount, if any, and the Swap Breakage Loss, if any, as the case may be, then due and payable to any Loan Participant pursuant to Section 6.01 or 6.02 hereof but unpaid shall be applied ratably to the payment of such Make-Whole Amount, if any, or Swap Breakage Loss, as the case may be; and, in case the aggregate amount remaining shall be insufficient to pay all such amounts in full, such amount shall be distributed ratably, without priority of any Loan Participant over any other Loan Participant, in the proportion that the aggregate amount due each such Loan Participant bears to the aggregate amount due all such Loan Participants under this clause fourth;

                 fifth, so much of such payments or amounts remaining as shall be required to pay to each Loan Participant all other amounts payable pursuant to the indemnification provisions of Section 7(b) or 7(c) of the Participation Agreement, pursuant to Section 14 of the




                                       10
                     Trust Indenture Exhibit D (Series AC)

         Refunding Agreement or pursuant to any other provision of this Indenture or any Operative Document (excluding, in any case, any amounts payable pursuant to clause "second" or "third" of this Section
         3.05 or amounts constituting a Make-Whole Amount or Swap Breakage
         Loss) to such Bank Lender or to its predecessors and remaining unpaid shall be distributed to such Bank Lender for distribution to itself and such predecessors, as their interests may appear, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, such amount shall be distributed ratably, without priority of any Bank Lender over any other Bank Lender, in the proportion that the aggregate amount due each such Bank Lender under this clause "fifth" bears to the aggregate amount due all such Bank Lenders under this clause "fifth"; and

                 sixth, the balance, if any, of such payments or amounts remaining thereafter shall be held by the Loan Trustee as collateral security for the obligations secured hereby until such time as no Indenture Event of Default shall be continuing hereunder or the Equipment Notes have been accelerated and all amounts due thereon have been paid, at which time such payments or amounts shall be distributed to the Company.

                 Section 3.06. Payments for Which Application Is Provided in Other Documents. Except as otherwise provided in this Indenture, any payment received by the Loan Trustee for which provision as to the application thereof is made in the Participation Agreement or the Refunding Agreement shall be distributed to the Person for whose benefit such payments were made.

                 Section 3.07. Payments for Which No Application Is Otherwise Provided. Except as otherwise provided in Section 3.05:

                 (a) any payment received by the Loan Trustee for which no provision as to the application thereof is made elsewhere in this Indenture; and

                 (b) any payment received and amounts realized by the Loan Trustee with respect to the Aircraft to the extent received or realized at any time after the conditions set forth in Article 10 for the satisfaction and discharge of this Indenture or for the defeasance of the Equipment Notes shall have been satisfied, as




                                       11
                     Trust Indenture Exhibit D (Series AC)
         well as any other amounts remaining as part of the Indenture Estate after such satisfaction shall be distributed by the Loan Trustee in the following order of priority:

                 first, so much of such aggregate amount as shall be required to pay the Loan Trustee all amounts then due it pursuant to Section
         9.05 shall be applied to pay the Loan Trustee such amounts; and

                 second, the balance, if any, of such aggregate amount remaining thereafter shall be distributed to the Company.

                 Section 3.08. Credit in Respect of Equipment Notes Surrendered for Cancellation. (a) In satisfaction of the Company's obligation to pay all or any part of the principal of, premium, if any, and interest on the Equipment Notes due on any date, the Company may surrender, or cause to be surrendered, Equipment Notes the principal of which is or will be due on such date to the Loan Trustee for cancellation pursuant to Section 2.07 not later than 10 Business Days prior to such date, in which case there shall be credited against the amounts so payable by the Company in respect of the Equipment Notes as of such date the aggregate principal amount as of such date of the Equipment Notes so surrendered, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as applicable, thereon as of such date and the amount of interest which would have been payable on the Equipment Notes so surrendered on such date had they not been surrendered for cancellation and had they remained outstanding.

                 (b) In satisfaction of the Company's obligation to pay the Redemption Price upon a redemption pursuant to Section 6.01, the Company may surrender (or cause to be surrendered) Equipment Notes the principal of which is or will be due on the related Redemption Date to the Loan Trustee for cancellation pursuant to Section 2.07 not later than 10 Business Days prior to such date, in which case there shall be credited against the amount so payable by the Company in respect of the Equipment Notes as of such date the aggregate principal amount of the Equipment Note so surrendered, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as applicable, thereon as of such Note date and the amount of the interest which would have been payable on the Equipment Notes so surrendered on such date had they




                                       12
                     Trust Indenture Exhibit D (Series AC)
not been surrendered for cancellation and had they remained Outstanding.

                 (D)      Article 4 thereof shall read as follows:

                          [Intentionally omitted]

                 (E)      Article 5 thereof shall read as follows:

                 Section 5.01. Disposition, Substitution and Release of Property Included in the Indenture Estate. So long as this Indenture is in effect:

                 (a) Parts. Any Parts and alterations, improvements and modifications in and additions to the Aircraft shall, to the extent required by Section 8 of Article 15 hereof, become subject to the Lien of this Indenture; provided that, to the extent permitted by and as provided in Section 8 of Article 15 hereof, the Company shall have the right, at any time and from time to time, without any release from or consent by the Loan Trustee, to remove, replace and pool Parts and to make alterations, improvements and modifications in, and additions to, the Aircraft. The Loan Trustee agrees that, to the extent permitted by and as provided in this Indenture, title to any such removed or replaced Part shall vest in the Company free and clear of all rights of the Loan Trustee. The Loan Trustee shall from time to time execute an appropriate written instrument or instruments to confirm the release of the security interest of the Loan Trustee in any Part as provided in this Section 5.01, in each case upon receipt by the Loan Trustee of a Company Request stating that said action was duly taken by the Company in conformity with this Section 5.01 and that the execution of such written instrument or instruments is appropriate to evidence such release of a security interest under this Section 5.01.

                 (b) Substitution upon an Event of Loss Occurring to Airframe or Engines or upon Voluntary Termination with Respect to Engines. Upon (i) the occurrence of an Event of Loss with respect to the Airframe or an Engine or (ii) a voluntary termination of the Lien hereunder with respect to an Engine pursuant to Section 8(d) of
         Article 15 hereof, the Company may, in the case of an Event of Loss which has occurred to the Airframe, or shall, in the case of an Event of Loss which has occurred with respect to an Engine or the termination of




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         the Lien hereunder with respect to an Engine, substitute an airframe or engine, as the case may be, in which case, upon satisfaction of all conditions to such substitution specified in Section 10 of Article 15 hereof, if applicable, the Loan Trustee shall release all of its right, interest and Lien in and to the Airframe or such Engine in accordance with the provisions of the following two sentences. The Loan Trustee shall execute and deliver to the Company or its designee an instrument releasing its Lien in and to the Airframe or such Engine and shall execute for recording in public offices, at the expense of the Company or such designee, such instruments in writing as the Company or such designee shall reasonably request and as shall be reasonably acceptable to the Loan Trustee in order to make clear upon public records that such Lien has been released under the laws of the applicable jurisdiction, and shall further execute such instruments as may be reasonably requested by the Company to release the Purchase Agreement and Purchase Agreement Assignment from the assignment and pledge thereof hereunder. The Company, for itself and any such designee, hereby waives and releases any and all rights existing or that may be acquired to any penalties, forfeit or damages from or against the Loan Trustee for failure to execute and deliver any document in connection with the release of a Lien or to file any certificate in compliance with any law or statute requiring the filing of the same in connection with the release of a Lien, except for failure by the Loan Trustee to execute and deliver any document or to file any certificate as may be specifically requested in writing by the Company or such designee.

                 (F)      Article 6 thereof shall read as follows:

                 Section 6.01. Redemption of Equipment Notes upon Event of Loss. Upon the occurrence of an Event of Loss to the Aircraft if the Aircraft is not replaced pursuant to Section 10(a)(i) of Article 15 hereof, each Outstanding Equipment Note shall be redeemed in whole at a Redemption Price equal to 100% of the outstanding principal amount of such Equipment Note plus accrued and unpaid interest thereon to but excluding the applicable Redemption Date plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, plus all other amounts payable to the Loan Participants. The Redemption Date for Equipment Notes to be redeemed pursuant this Section 6.01 shall be the date on which




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payment of the amount required to be paid pursuant to Section 10(a)(ii) of
Article 15 hereof is made by the Company.

                 Section 6.02. Other Redemptions. (a) Upon the request of the Company, upon at least 30 days' prior notice to the Loan Trustee, each Outstanding Equipment Note shall be redeemed in whole at a Redemption Price equal to the aggregate unpaid principal amount thereof, together with accrued and unpaid interest thereon to, but not including, the applicable Redemption Date plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, and plus, in the case of each Pass Through Equipment Note redeemed prior to the Premium Termination Date applicable to such Pass Through Equipment Note, Make-Whole Amount, if any, but if redeemed thereafter, without Make-Whole Amount. The Redemption Date for Equipment Notes to be redeemed pursuant to this Section 6.02(a) shall be the date designated by the Company in the notice of the Company which shall be a Business Day.

                 (b) Upon the request of the Company (i) upon at least 30 days' prior irrevocable notice to the Loan Trustee in the case of the Pass Through Equipment Notes or (ii) upon at least five days' notice to the Loan Trustee in the case of the Bank Equipment Notes, and provided that all outstanding equipment notes then held in the same Pass Through Trust or by the same Bank Lender, as the case may be, are simultaneously being redeemed, each Outstanding Equipment Note having the maturity or being held by the Bank Lender designated by the Company in such notice shall be redeemed at a Redemption Price equal to the aggregate unpaid principal amount thereof together with accrued but unpaid interest thereon to, but not including, the applicable Redemption Date, plus, in the case of each Bank Equipment Note, Swap Breakage Loss, if any, and plus, in the case of each Pass Through Equipment Note redeemed prior to the Premium Termination Date applicable to such Pass Through Equipment Note, Make-Whole Amount, if any, but if redeemed thereafter without Make-Whole Amount. The Redemption Date for Equipment Notes to be redeemed pursuant to this Section 6.02(b) shall be the date designated in the notice of the Company which in the case of Equipment Notes issued on or after the Transfer Date shall be a Business Day.

                 Section 6.03. Notice of Redemption to Loan Participants. Notice of redemption pursuant to Section 6.01 or Section 6.02 shall be given by first-class mail, postage prepaid, mailed not less than 25 or more than 60 days prior to the Redemption Date (except that, with respect to any




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Bank Equipment Notes for which a shorter period of notice to the Loan Trustee is provided, written notice shall be given to each affected Bank Lender as promptly as practicable after the Loan Trustee receives such notice), to each Loan Participant holding Equipment Notes to be redeemed, at such Loan Participant's address appearing in the Register; provided that, in the case of a redemption to be made pursuant to Section 6.02, such notice shall be revocable and shall be deemed revoked if notice of such redemption shall have been given in connection with a refinancing of Equipment Notes and the Loan Trustee receives written notice of such revocation from the Company not later than three Business Days prior to the Redemption Date.

                 All notices of redemption shall state:

                          (1)     the Redemption Date,

                          (2) the applicable basis for determining the Redemption Price,

                          (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Equipment Note, and that interest on the Equipment Notes shall cease to accrue on and after such Redemption Date, and

                          (4) the place or places where such Equipment Notes are to be surrendered for payment of the Redemption Price.

Notice of redemption of Equipment Notes to be redeemed shall be given by the Loan Trustee.

                 Section 6.04. Deposit of Redemption Price. On or before the Redemption Date, the Company shall, to the extent an amount equal to the Redemption Price for the Equipment Notes to be redeemed on the Redemption Date shall not then be held in the Indenture Estate, deposit or cause to be deposited with the Loan Trustee or the Paying Agent by 12:00 Noon on the Redemption Date in immediately available funds the Redemption Price of the Equipment Notes to be redeemed.

                 Section 6.05. Equipment Notes Payable on Redemption Date. Notice of redemption or purchase having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 6.03), the Equipment Notes to be redeemed or purchased shall, on the Redemption Date, become due and payable, at the principal corporate trust office of




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the Loan Trustee or at any office or agency maintained for such purposes pursuant to Section 2.03, and from and after such Redemption Date (unless there shall be a default in the payment of the Redemption Price) any such Equipment Notes then outstanding shall cease to bear interest. Promptly following payment of such Redemption Price with respect to any Bank Equipment Note, the Bank Lender holding such Bank Equipment Note shall surrender such Bank Equipment Note to the Loan Trustee. Upon surrender of any Pass Through Equipment Note for redemption or purchase in accordance with said notice such Equipment Note shall be paid at the Redemption Price.

                 If any Equipment Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable Redemption Date at the interest rate in effect for such Equipment Note as of such Redemption Date.

                 (G) Sections 7.01, 7.02, and 7.03 thereof shall read as follows:

                 Section 7.01. Repayment of Monies for Equipment Note Payments Held by the Loan Trustee. Any money held by the Loan Trustee or any Paying Agent in trust for any payment of the principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on any Equipment Note, including without limitation any money deposited pursuant to Article 10, and remaining unclaimed for more than two years and eleven months after the due date for such payment and any money paid to the Loan Trustee pursuant to
Section 11.01 of the Pass Through Trust Agreement, shall be paid to the Company; and the Loan Participants entitled to payment thereon shall thereafter, as unsecured general creditors, look only to the Company for payment thereof, and all liability of the Loan Trustee or any such Paying Agent with respect to such trust money shall thereupon cease; provided that the Loan Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to each such Loan Participant notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of mailing, any unclaimed balance of such money then remaining will be repaid to the Company as provided herein.

                 Section 7.02. Change in Registration. The Loan Trustee shall, upon the request of the Company, consent to




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the deregistration of the Aircraft under the laws of the jurisdiction in which it is at the time registered and the registration of the Aircraft under the laws of another jurisdiction (herein called a "change in registration") provided that the following conditions are met:

                 (a) Such change in registration complies with the provisions of this Indenture.

                 (b) No Indenture Event of Default (and no event which, with lapse of time or notice, or both, would become an Indenture Event of Default) shall have occurred and be continuing at the date of such request or at the effective date of the change in registration, provided that it shall not be necessary to comply with this condition
         (i) if the change in registration results in the registration of the Aircraft under the laws of the United States of America or (ii) if the Loan Trustee in its discretion believes the change in registration would be advantageous to the Loan Participants.

                 (c) The Loan Trustee shall have received an opinion of counsel to the Company reasonably satisfactory to it to the effect that:

                          (i)     after giving effect to the change in
                 registration, the Lien on the Aircraft and the other property included in the Indenture Estate shall continue as a fully perfected Lien and that all filing, recording or other action necessary to perfect and protect the Lien of the Indenture has been accomplished (or if such opinion cannot be given at the time by which the Loan Trustee has been requested to consent to a change in registration, (x) the opinion shall detail what filing, recording or other action is necessary and (y) the Loan Trustee shall have received a certificate from the Company that all possible preparation to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Loan Trustee on or prior to the effective date of the change in registration); and

                          (ii) the terms of this Indenture (including the governing law clauses) are legal, valid and binding and enforceable in such jurisdiction,




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                     Trust Indenture Exhibit D (Series AC)
                 except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and by general principles of equity and except as limited by applicable laws which may affect the remedies provided for in this Indenture, which laws, however, do not in the opinion of such counsel make the remedies provided in this Indenture inadequate for the practical realization of the rights and benefits provided hereby.

                 (d) The Loan Trustee shall have received assurances reasonably satisfactory to it that the insurance provisions contained in Section 11 of Article 15 hereof will have been complied with after giving effect to such change in registration.

                 (e) The Company shall have paid or made provision satisfactory to the Loan Trustee for the payment of all expenses connected with such change in registration.

The Loan Trustee shall execute such documents as the Company shall reasonably request in order to satisfy the above conditions and upon satisfaction of such conditions to effect the change in registration.

                 Section 7.03.  [Intentionally Omitted]

                 (H) Sections 8.01, 8.02, 8.03 and 8.04 thereof shall read as follows:

                 Section 8.01. Indenture Events of Default. The following events shall constitute "Indenture Events of Default" under this Indenture (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Indenture Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

                 (a) the Company shall fail to pay any installment of interest upon any Equipment Note, or the principal of any Equipment Note or of Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, in respect of any Equipment Note, in each case when the same shall be due and payable (whether upon redemption, final maturity, acceleration or otherwise), and, in




                                       19
                     Trust Indenture Exhibit D (Series AC)
         each case, such failure shall continue for more than 15 days after the same shall have become due and payable; or

                 (b) the Company shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Section 11 of Article 15 hereof; provided that, in the case of insurance with respect to which cancellation, change or lapse for nonpayment of premium shall not be effective as to the Loan Trustee, the Bank Lenders or the Pass Through Trustee for 30 days (seven days, or such other period as may from time to time be customarily obtainable in the industry, in the case of any war risk and allied perils coverage) after receipt of notice by the Loan Trustee of such cancellation, change or lapse, no such failure to carry and maintain insurance shall constitute an Indenture Event of Default hereunder until the earlier of (i) the date such failure shall have continued unremedied for a period of 20 days (five days in the case of any war risk and allied perils coverage) after receipt by the Loan Trustee of the notice of cancellation, change or lapse referred to in Section 11(a)(C) or 11(b)(C) of Article 15 hereof, or (ii) the date such insurance not being in effect as to the Loan Trustee or the Bank Lenders; or

                 (c) the Company shall operate the Aircraft at a time when public liability insurance required by Section 11(a) of Article 15 hereof shall not be in effect; or

                 (d) the Company shall fail to perform or observe any covenant or agreement to be performed or observed by it hereunder or under the Participation Agreement and such failure shall continue unremedied for a period of 30 days after written notice thereof has been given by the Loan Trustee; provided that, if such failure is capable of being remedied, so long as the Company is diligently proceeding to remedy such failure, no such failure shall constitute an Event of Default hereunder for a period of up to 365 days; or

                 (e) any material representation or warranty made by the Company in the Participation Agreement or in the Purchase Agreement (to the extent applicable to the Aircraft) or in any document or certificate furnished by the Company in connection herewith or therewith or pursuant hereto or thereto shall prove to have been




                                       20
                     Trust Indenture Exhibit D (Series AC)
         incorrect in any material respect at the time made and such incorrectness shall continue to be material and shall continue unremedied for a period of 30 days after written notice thereof has been given by the Loan Trustee; or

                 (f) the Company shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property or the Company shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

                 (g) the Company shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company in any such proceeding, or the Company shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

                 (h) an order, judgment, or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or of any substantial part of its property, or sequestering any substantial part of the property of the Company, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

                 (i) a petition against the Company in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days;




                                       21
                     Trust Indenture Exhibit D (Series AC)
provided that, notwithstanding anything to the contrary contained in this Indenture, any failure of the Company to perform or observe any covenant, condition, or agreement herein shall not constitute an Indenture Event of Default if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss", so long as the Company is continuing to comply with the applicable terms of Section 10 of Article 15 hereof.

                 Section 8.02. Acceleration; Rescission and Annulment. If an Indenture Event of Default occurs and is continuing, the Loan Trustee, by notice to the Company, or the Loan Participants holding at least 25% in aggregate principal amount of outstanding Equipment Notes by notice to the Company and the Loan Trustee, may declare the principal of all the Equipment Notes to be due and payable. Upon such declaration, the principal of all Equipment Notes, together with accrued interest thereon from the date in respect of which interest was last paid hereunder to the date payment of such principal has been made or duly provided for shall be due and payable immediately, together with Swap Breakage Loss, if any, on the Bank Equipment Notes. At any time after such declaration and prior to the sale or disposition of the Indenture Estate, the Loan Participants in a majority in aggregate principal amount of all of the Outstanding Equipment Notes, by notice to the Loan Trustee and the Company, may rescind such a declaration and thereby annul its consequences if (i) an amount sufficient to pay all principal of, Make-Whole Amount, if any, and Swap Breakage Loss, if any, and interest thereon, at the rate prescribed therefor in such Equipment Note and interest due or past due, if any, in respect of the Outstanding Equipment Notes plus all other amounts payable to the Loan Participants, other than by reason of such acceleration, and all sums due and payable to the Loan Trustee has been deposited with the Loan Trustee, (ii) the rescission would not conflict with any judgment or decree and (iii) all existing Indenture Defaults and Indenture Events of Default under this Indenture have been cured or waived except nonpayment of principal of, Swap Breakage Loss, if any, or interest on the Equipment Notes that has become due solely because of such acceleration. No Make-Whole Amount shall be payable on the Pass Through Equipment Notes as a result of the acceleration of the Equipment Notes.

                 Section 8.03. Other Remedies Available to Loan Trustee. (a) After an Indenture Event of Default shall have occurred and so long as the same shall be continuing, then and in every such case the Loan Trustee, as trustee of




                                       22
                     Trust Indenture Exhibit D (Series AC)
an express trust and as holder of a security interest in the Aircraft or Engines or otherwise, may, at its option, declare this Indenture to be in default by a written notice to the Company; and at any time thereafter, so long as the Company shall not have remedied all outstanding Events of Default, the Loan Trustee may do one or more of the following with respect to all or any part of any Airframe or any Engines as the Loan Trustee in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect; provided, however, that, during any period when the Aircraft is subject to the Civil Reserve Air Fleet Program in accordance with the provisions of Section 7(b) of Article 15 hereof and in the possession of the United States government or an instrumentality or agency thereof, and to the extent that any applicable law or contractual provision covering the Aircraft so requires, the Loan Trustee shall not, on account of any Indenture Event of Default, be entitled to do any of the following in such manner as to limit the Company's control (or any lessee's control, under any lease permitted by the terms of Section 7(b) of Article 15 hereof) of any Airframe or any Engines, unless at least 60 days' (or such lesser period as may then be applicable under the Military Airlift Command Program of the United States Government) prior written notice of default under this Indenture with respect to the Company's obligations hereunder shall have been given by the Loan Trustee by registered or certified mail to the Company (and, if applicable, any such lessee) with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the United States Air Force under any contract with the Company (or any such lessee) relating to the
Aircraft:

                 (i) cause the Company, upon the written demand of the Loan Trustee and at the Company's expense, to return promptly, and the Company shall return promptly, all or such part of any Airframe or any Engine as the Loan Trustee may so demand to the Loan Trustee or its order or the Loan Trustee, at its option, may enter upon the premises where all or any part of such Airframe or any Engine are located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienor or secured party of such engine; provided that the Airframe with an engine (which is not an Engine) installed thereon may be flown or returned only to a location within the continental United States, and such engine shall be held for the account




                                       23
                     Trust Indenture Exhibit D (Series AC)
         of any such owner, lessor, lienor or secured party or, if owned by the Company, may, at the option of the Loan Trustee, be exchanged with the Company for an Engine) all without liability accruing to the Loan Trustee for or by reason of such entry or taking of possession or removal, whether for the restoration of damage to property caused by taking or otherwise; or

                 (ii) sell all or any part of any Airframe and any Engine at public or private sale, whether or not the Loan Trustee shall at the time have possession thereof, as the Loan Trustee may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of such Airframe or such Engine as the Loan Trustee, in its sole discretion, may determine, all free and clear of any rights of the Company and without any duty to account to the Company with respect to such action or inaction or for any proceeds with respect thereto.

                 (b) Subject to Section 8.03(e) and Section 8.03(h), if an Indenture Event of Default has occurred and is continuing, the Loan Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to the Company once at least thirty days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Loan Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to; provided, however, that, notwithstanding any provision herein to the contrary, the Loan Trustee shall not sell any of the Indenture Estate unless a declaration of acceleration has been made pursuant to Section
8.02. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Loan Trustee and any Loan Participant may bid and become the purchaser at any such sale. The Loan Trustee may exercise such right without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the Loan Participants may




                                       24
                     Trust Indenture Exhibit D (Series AC)
exercise such right without notice to the Loan Participants or including the Loan Participants as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. The Company hereby irrevocably constitutes the Loan Trustee the true and lawful attorney-in-fact of the Company (in the name of the Company or otherwise) for the purpose of effectuating any sale, assignment, transfer or delivery for enforcement of the Lien created under this Indenture, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as the Loan Trustee may consider necessary or appropriate, with full power of substitution, the Company hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Loan Trustee or any purchaser, the Company shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Loan Trustee or such purchaser all bills of sale, assignments, releases and such proper instruments to effect such ratification and confirmation as may be designated in any such request.

                 (c) Subject to Section 8.03(e) and 8.03(h), if an Indenture Event of Default has occurred and is continuing, the Company shall, at the request the Loan Trustee, promptly execute and deliver to the Loan Trustee such instruments of title or other documents as the Loan Trustee may deem necessary or advisable to enable the Loan Trustee or an agent or representative designated by the Loan Trustee, at such time or times and place or places as the Loan Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Loan Trustee, the Loan Trustee shall be entitled, in a proceeding to which the Company will be a necessary party, to a judgment for specific performance of the covenants contained in the foregoing sentence, conferring upon the Loan Trustee the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Loan Trustee. The Loan Trustee shall also be entitled to pursue all or any part of the Indenture Estate wherever it may be found and may enter any of the premises of the Company or any other Person wherever the Indenture Estate may be or is supposed to be and search for the Indenture Estate and take possession of any item of the Indenture Estate pursuant to this Section 8.03(c). The Loan Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements,




                                       25
                     Trust Indenture Exhibit D (Series AC)
alterations, additions and improvements to and of the Indenture Estate, as it may deem proper. In each such case, the Loan Trustee shall have the right to use, operate, store, lease, control or manage the Indenture Estate, and to exercise all rights and powers of the Company relating to the Indenture Estate as the Loan Trustee shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of the Indenture Estate or any part thereof; and the Loan Trustee shall be entitled to collect and receive directly all tolls, rents, issues, profits, products, revenues and other income of the Indenture Estate and every part thereof, without prejudice, however, to the right of the Loan Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Loan Trustee hereunder. In accordance with the terms of this Section 8.03(c), such tolls, rents, issues, profits, products, revenues and other income shall be applied to pay all expenses of using, operating, storing, leasing, controlling or managing the Indenture Estate, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Loan Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company in accordance with this Section 8.03(c)), and all other payments which the Loan Trustee may be required or authorized to make under any provision of this Indenture, including this Section 8.03(c), as well as just and reasonable compensation for the services of the Loan Trustee, and of all Persons properly engaged and employed by the Loan Trustee.

                 If an Indenture Event of Default occurs and is continuing and the Loan Trustee shall have obtained possession of or title to the Aircraft, the Loan Trustee shall not be obligated to use or operate the Aircraft or cause the Aircraft to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of the Aircraft by any other Person unless (i) the Loan Trustee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its discretion to protect the Indenture Estate and the Loan Trustee, as trustee and individually, against any and all liability for loss or damage to the Aircraft and for public liability and property damage resulting from use or opera-




                                       26
                     Trust Indenture Exhibit D (Series AC)
tion of the Aircraft and (ii) funds are available in the Indenture Estate to pay for all such insurance or, in lieu of such insurance, the Loan Trustee is furnished with indemnification from the holders of the Equipment Notes or any other Person upon terms and in amounts satisfactory to the Loan Trustee in its discretion to protect the Indenture Estate and the Loan Trustee, as trustee and individually, against any and all such liabilities.

                 (d) Subject to Section 8.03(e) and 8.03(h), the Loan Trustee may proceed to protect and enforce this Indenture and the Equipment Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery in judgment for the indebtedness secured by the Lien created under this Indenture or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                 (e) Notwithstanding any provision of this Indenture to the contrary, including, without limitation, Sections 8.03(b), 8.03(c) and 8.03(d), so long as no Indenture Event of Default shall have occurred and be continuing, the Loan Trustee shall not take any action contrary to, or disturb, the Company's rights to possession and use of, and quiet enjoyment of, the Aircraft.

                 (f) Each and every right, power and remedy herein given to the Loan Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often in such order as may be deemed expedient by the Loan Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Loan Trustee in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein.




                                       27
                     Trust Indenture Exhibit D (Series AC)

                 (g) Notwithstanding any provision hereof, if any payment of principal of any Equipment Note shall not be made when and as the same shall become due and payable, or if any payment of interest on any Equipment Note shall not be made when and as the same shall become due and payable, and such failure shall continue for the period prescribed in Section 8.01(a), the Loan Trustee shall be entitled to recover judgment, in its own name and as trustee of an express trust, upon the Equipment Note for the whole amount of such principal or interest, as the case may be, remaining unpaid.

                 (h) Notwithstanding anything contained herein, so long as the Pass Through Trustee is the registered holder of any Equipment Note hereunder, the Loan Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for Federal income tax purposes.

                 Section 8.04. Waiver of Company. To the extent now or at any time hereafter enforceable under applicable law, the Company covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of the Company acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Loan Trustee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.




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                     Trust Indenture Exhibit D (Series AC)

                 The Loan Trustee may maintain such a proceeding even if it does not possess any of the Equipment Notes or does not produce any of them in the proceeding. A delay or omission by the Loan Trustee or any Loan Participant in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

                 (I)      Section 9.11 thereof shall read as follows:

                 Section 9.11. Assumption of Certain Obligations. Notwithstanding any provision to the contrary contained herein, any reference in this Article 9 to the Owner Trustee or to any obligation of the Owner Trustee shall be deemed to be a reference to the Company or to an obligation of the Company, as the case may be, any reference to "Lease Event of Default" shall be deemed to be a reference to an "Indenture Event of Default," all provisions requiring notices to the Owner Trustee or the Owner Participant shall be deemed to be deleted for the purposes of this Article 9 and any provision in this Article 9 requiring the action or consent of the Owner Trustee shall be deemed to require the action or approval of the Company.

                 (J) Sections 10.01 and 10.04 thereof shall read as follows:

                 Section 10.01. Satisfaction and Discharge of Agreement; Defeasance; Termination of Obligations. Subject to Section 10.02, this Indenture shall cease to be of further effect, and the Company and the Loan Trustee shall be deemed to have been discharged from their respective obligations with respect to the Equipment Notes (and the Loan Trustee, on demand and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture in respect of the Equipment Notes), when

                 (a) (i) all Equipment Notes theretofore executed and delivered (other than (A) Equipment Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or exchanged as provided in Section 2.06 and (B) Equipment Notes for the payment of which money held in trust hereunder has been paid and discharged from such trust, as provided in Section 7.01) have been delivered to the Loan Trustee for cancellation; or




                                       29
                     Trust Indenture Exhibit D (Series AC)

                 (ii) all Equipment Notes not theretofore delivered to the Loan Trustee for cancellation have become due and payable (whether upon stated maturity, as a result of redemption or upon acceleration), or will become due and payable (including as a result of redemption in respect of which irrevocable notice has been given to the Loan Trustee on or prior to the date of the deposit referred to below) at maturity within one year, and there has been deposited with the Loan Trustee in trust for the purpose of paying and discharging the entire indebtedness of the Equipment Notes not theretofore cancelled by the Loan Trustee or delivered to the Loan Trustee for cancellation, an amount in cash sufficient without reinvestment thereof to discharge such indebtedness, including the principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, and interest on the Equipment Notes to the date of such deposit (in the case of Equipment Notes which have become due and payable), or to the maturity thereof, as the case may be, plus all other amounts payable to the Loan Participants; or

                 (iii) (A) the Company has deposited or caused to be deposited irrevocably (except as provided in Section 10.04) with the Loan Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Loan Participants, (1) money in an amount, or (2) U.S. Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date of any payment referred to below in this clause) money in an amount, or (3) a combination of money and U.S. Government Obligations referred to in the foregoing clause (2), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Loan Trustee, to pay and discharge each installment of principal of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case maybe, and interest on the Outstanding Equipment Notes on the dates such payments of principal or interest are due (including as a result of redemption in respect of which irrevocable notice has been given to the Loan Trustee on or prior to the date of such deposit) and no Indenture Event of Default or Indenture Default under any of Sections 8.01(f) through 8.01(i) hereof shall have occurred and be continuing on the date of such deposit or at any time during the period




                                       30
                     Trust Indenture Exhibit D (Series AC)
         ending on the 91st day after such date; provided further that, upon the making of the deposit referred to above in clause (A), the right of the Company to cause the redemption of Equipment Notes (except redemption in respect of which irrevocable notice has theretofore been given) shall terminate;

                 (B) such deposit will not result in a breach or violation of, or constitute an Indenture Default or Indenture Event of Default under, this Indenture or a default or event of default under any other agreement or instrument to which the Company is a party or by which it is bound; and

                 (C) the Company has delivered to the Loan Trustee an Officers' Certificate and an Opinion of Counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Loan Participants will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by the Company of its option under this Section 10.01(a)(iii) and will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised;

                 (b) all other amounts then due and payable hereunder have been paid; and

                 (c) the Company has delivered to the Loan Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the satisfaction and discharge of this Indenture contemplated by this Section 10.01 have been complied with.

                 Section 10.04. Monies to Be Returned to the Company. The Loan Trustee and any Paying Agent shall promptly pay or return to the Company upon request of the Company any money or U.S. Government Obligations held by them at any time that are not required for the payment of the amounts described above in Section 10.03 for which money or U.S. Government Obligations have been deposited pursuant to Section 10.01.

                 (K) Sections 11.01, 11.02 and 11.06 thereof shall read as follows:




                                       31
                     Trust Indenture Exhibit D (Series AC)

                 Section 11.01. Amendments to This Agreement Without Consent of Loan Participants. The Company and the Loan Trustee may enter into one or more agreements supplemental hereto without the consent of any Loan Participant for any of the following purposes:

                 (1) (a) to cure any defect or inconsistency herein or in the Equipment Notes or to make any change not inconsistent with the provisions hereof (provided that such change does not adversely affect the interests of any Loan Participant) or (b) to cure any ambiguity or correct any mistake;

                 (2) to evidence the succession of another corporation to the Company, or to evidence (in accordance with Article 9) the succession of a new trustee hereunder, the removal of the trustee hereunder or the appointment of any co- trustee or co-trustees or any separate or additional trustee or trustees;

                 (3) to convey, transfer, assign, mortgage or pledge any property to or with the Loan Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Loan Participants;

                 (4) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Loan Trustee any property subject or required to be subject to the Lien of this Indenture or to subject to the Lien of this Indenture the Airframe or Engines or airframe or engines substituted for the Airframe or Engines in accordance herewith;

                 (5) to add to the covenants of the Company, for the benefit of the Loan Participants, or to surrender any rights or power herein conferred upon the Company;

                 (6)      to add to the rights of the Loan Participants; or

                 (7) to include on the Equipment Notes any legend as may be required by law.

                 Section 11.02. Amendments to This Indenture with Consent of Loan Participants. (a) With the written consent of the Loan Participants holding a majority of the aggregate




                                       32
                     Trust Indenture Exhibit D (Series AC)
principal amount of the Outstanding Equipment Notes, the Company and the Loan Trustee may enter into such supplemental agreements to add any provisions to or to change or eliminate any provisions of this Indenture or of any such supplemental agreements or to modify the rights of the Loan Participants; provided, however, that without the consent of each Loan Participant affected thereby, an amendment under this Section 11.02 may not:

                 (1) reduce the principal amount of, any Installment Payment Amount payable with respect to, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on, any Equipment Note; or

                 (2) change the date on which any principal amount of, Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, or interest on, any Equipment Note is due or payable; or

                 (3) create any Lien on the Indenture Estate prior to or pari passu with the Lien thereon under this Indenture except such as are permitted by this Indenture, or deprive any Loan Participant all or any part of the benefit of the Lien on the Indenture Estate created by this Indenture; or

                 (4) reduce the percentage in principal amount of the Outstanding Equipment Notes, the consent of whose holders is required for any such supplemental agreement, or the consent of whose holders are required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder or their consequences) provided for in this Indenture; or

                 (5)      make any change in Section 8.05 or.8.08 or this
         Section 11.02(a); or

                 (6) change the definition of "Indenture Estate" or the amounts secured thereby.

                 (b) It is not necessary under this Section 11.02 for the Loan Participants to consent to the particular form of any proposed supplemental agreement, but it is sufficient if they consent to the substance thereof.

                 (c) Promptly after the execution by the Company and the Loan Trustee of any supplemental agreement pursuant to the provisions of this
Section 11.02, the Company shall transmit by first-class mail a notice, setting forth in




                                       33
                     Trust Indenture Exhibit D (Series AC)
general terms the substance of such supplemental agreement, to all Loan Participants, as the names and addresses of such Loan Participants appear on the Register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement.

                 Section 11.06. Amendments, Waivers, etc. of Other Operative Documents. (a) Without the consent of the Loan Participants holding a majority in principal amount of Outstanding Equipment Notes, the parties to the Participation Agreement may not modify, amend or supplement said agreement, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection
(b) of this Section 11.06 may be taken without the consent of the Loan Trustee or any Loan Participant.

                 (b)      Subject to the provisions of subsection (c) of this
Section 11.06, the parties to the Participation Agreement at any time and from time to time without the consent of the Loan Trustee or of any Loan Participant may:

                 (1) [Intentionally Omitted]

                 (2) [Intentionally Omitted]

                 (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of the Loan Participants holding a majority in principal amount of Outstanding Pass Through Equipment Notes, the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as in effect on the Refunding Date: Section 7 (insofar as such Section 7 relates to the Loan Trustee, the Indenture Estate and the Loan Participants holding the Pass Through Equipment Notes), Section 8, Section 10, Section 13,
         Section 16(b) and, to the extent the Loan Participants holding the Pass Through Equipment Notes would be ad-




                                       34
                     Trust Indenture Exhibit D (Series AC)
         versely affected thereby, Section 16(c) and Section 17 and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b); and

                 (4) modify, amend or supplement said agreement in order to cure any ambiguity, a correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Loan Participants.

                 (c)      [Intentionally Omitted]

                 (L) Sections 12.01, 12.02 and 12.06 thereof shall read as follows:

                 Section 12.01. Notices. (a) Unless otherwise specifically provided herein, all notices required under the terms and provisions of this Indenture shall be in English and in writing, and any such notice may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Company, to:

                          American Airlines, Inc.
                          P.O. Box 619616
                          4333 Amon Carter Boulevard
                          Mail Drop 5662
                          Fort Worth, Texas  76155

                          Attention:  Senior Vice President-Finance
                          Telex: 73-0613
                          Answerback:  AMAIR DFWDAL
                          Facsimile:  (817) 963-4318
                          Telephone:  (817) 963-1234




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                     Trust Indenture Exhibit D (Series AC)
                 if to the Loan Trustee, to:

                          State Street Bank and Trust Company of
                            Connecticut, National Association
                          c/o State Street Bank and Trust Company
                          Two International Place -- 4th Floor
                          Boston, Massachusetts  02110

                          Attention:  Corporate Trust Department
                                      (AA 1995 PTC Series AC)
                          Facsimile:  (617) 664-5371
                          Telephone:  (617) 664-5610


                 (c) Any notice or communication to Loan Participants shall be mailed by first-class mail to the addresses for Loan Participants shown on the Register kept by the Registrar and to addresses filed with the Loan Trustee for other Loan Participants. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Loan Participants.

                 (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                 (e) If the Company mails a notice or communication to the Loan Participants, it shall mail a copy to the Loan Trustee and to each Paying Agent at the same time.

                 (f) Notwithstanding the foregoing, all communications or notices to the Loan Trustee shall be deemed to be given only when received by a Responsible Officer of the Loan Trustee.

                 Section 12.02. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Loan Trustee to take any action under this Indenture, the Company shall furnish to the Loan
Trustee:

                 (1) a Certificate of a Responsible Officer of the Company stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and




                                       36
                     Trust Indenture Exhibit D (Series AC)

                 (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent having been complied with.

                 Section 12.06. No Recourse Against Others. No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Loan Participant by accepting an Equipment Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Equipment Notes.

                 (M)      Article 13 thereof shall read as follows:

                                   ARTICLE 13

                  ACTIONS TO BE TAKEN UPON REDEMPTION AND UPON
                     SATISFACTION OF OBLIGATIONS HEREUNDER

                 Section 13.01. Actions to Be Taken upon Redemption and upon Satisfaction of Obligations Hereunder. Upon any of

                 (a) an Event of Loss suffered by the Airframe under circumstances where the Company does not exercise its option to substitute a Replacement Airframe therefor pursuant to Section 10(a)(i) of Article 15 hereof, and upon payment to the Loan Trustee of an amount equal to the Redemption Price as at the Redemption Date of all Outstanding Equipment Notes, or

                 (b) a redemption of all Outstanding Equipment Notes pursuant to Section 6.02, and upon the payment to the Loan Trustee of an amount equal to the Redemption Price as at the Redemption Date of all Outstanding Equipment Notes, or

                 (c) satisfaction and discharge, defeasance and termination of the obligations under this Indenture in accordance with
         Section 10.01 hereof,

the Lien of this Indenture on the Indenture Estate shall terminate (except for the Lien on funds held by the Loan Trustee to pay the Equipment Notes or the Loan Trustee) and the Loan Trustee shall execute such instruments as may be reasonably requested by the Company to evidence such termination.




                                       37
                     Trust Indenture Exhibit D (Series AC)

                 (N)      Article 14 thereof shall read as follows:

                                   ARTICLE 14

                 Section 14.01. Issuance of Equipment Notes After Redemption. Following a redemption of the Equipment Notes of any Maturity in accordance with Section 6.02(b) hereof the Company may issue and sell and the Loan Trustee shall authenticate, one or more new series of Equipment Notes in an aggregate principal amount up to the aggregate principal amount of the Equipment Notes then being redeemed and having such terms and provisions (including, without limitation, interest rate, amortization schedule, maturity date and redemption provisions) as the Company shall deem appropriate; provided that if after such redemption any Equipment Notes remain outstanding the new series of Equipment
Notes:

                 (i) shall be denominated and payable in United States Dollars and shall not be in a principal amount greater than the Equipment Notes redeemed;

                 (ii) shall not rank senior in any respect to the Equipment Notes which remain outstanding; and

                (iii) shall not have a maturity after or have a weighted average life longer than the Equipment Notes redeemed if any of the Equipment Notes remain outstanding have a maturity date after or concurrent with the maturity date of the Equipment Notes redeemed; and

provided further, that prior to authentication and delivery of such new series of Equipment Notes the Loan Trustee shall have received (i) written evidence from Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. and Moody's Investors Service, Inc. to the effect that the issuance of such new series, by itself, would not result in a downgrading of the credit rating assigned to the Pass Through Certificates then outstanding (if any), and (ii) an Opinion of Counsel for the Company reasonably satisfactory to the Loan Trustee to the effect that the protection afforded by Section 1110 of the Bankruptcy Code to the existing Loan Participants would not be adversely affected by the issuance of such new series of Equipment Notes; provided that such opinion need not be delivered to the extent that the benefits of such
Section 1110 are not available to the Loan Participants with respect to the Aircraft immediately prior to such Assumption; and provided further, that such opinion may contain qualifications of the tenor contained in the opinion of Debevoise & Plimpton delivered




                                       38
                     Trust Indenture Exhibit D (Series AC)
pursuant to Section 3(k) of the Refunding Agreement on the Refunding Date.

                 (O)      The Indenture shall include the following Article 15:

                 This Article 15 consists of Sections 6, 7, 8, 10, 11, 12, 17, 24, 27, 28, 29 and 30. Sections 1 through 5, 9, 13 through 16, 18 through 23, 25 and 26 are intentionally omitted.

                 Section 6. Liens. The Company will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine, title thereto or any interest therein except (i) the respective rights of the Loan Trustee and the Company as herein provided and the Lien created hereunder, and the rights of each Loan Participant, the Loan Trustee and the Pass Through Trust Trustee under this Indenture, the Participation Agreement, the Refunding Agreement and the Pass Through Trust Agreements, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 7(b) and 8(b) of this Article, (iii) Loan Participant Liens and Trustee's Liens, (iv) Liens for Taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or interest therein, (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or interest therein, (vi) Liens arising out of judgments or awards against the Company with respect to which an appeal or proceeding for review is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and (vii) salvage or similar rights of insurers under insurance policies maintained pursuant to Section 11 of this Article. The Company will promptly, at its own expense, take such action as may be necessary duly to discharge (by bonding or otherwise) any such Lien not excepted above if the same shall arise at any time.




                                       39
                     Trust Indenture Exhibit D (Series AC)

                 Section 7. Registration, Maintenance and Operation; Possession; Insignia. (a) Registration, Maintenance and Operation. The Company, at its own cost and expense, shall:

                 (i) cause the Aircraft at all times to be duly registered, under the laws of the United States, in the name of the Company, as owner, except as otherwise required by the Federal Aviation Act; provided that the Loan Trustee shall execute and deliver all such documents as the Company shall reasonably request for the purpose of effecting and continuing such registration. Notwithstanding the preceding sentence, but subject always to the terms and conditions set forth in Section 7.02 of this Indenture, the Company may cause the Aircraft to be duly registered under the laws of any jurisdiction in which a lessee pursuant to Section 7(b)(ix) of this Article could be principally based and shall thereafter maintain such registration unless and until changed as provided herein and therein; and the Loan Trustee will cooperate with the company in effecting such foreign registration;

                 (ii) maintain, service, repair, overhaul and test the Aircraft in accordance with a maintenance program (as approved by the Federal Aviation Administration) for Boeing 767-300 series aircraft (or, at the Company's option, (x) in the event that the Aircraft is re-registered in another jurisdiction pursuant to
         Section 7(a)(i) of this Article, in accordance with an aircraft maintenance program approved by the central civil aviation authority of the jurisdiction of such registration or (y) in the event of any lease to a foreign air carrier in accordance with Section 7(b)(ix) of this Article, approved by the central civil aviation authority of one of the jurisdictions specified in clause (y) of such
         Section 7(b)(ix)) and in the same manner and with the same care used by the Company with respect to comparable aircraft and engines owned or operated by the Company and utilized in similar circumstances so as to keep the Aircraft in as good operating condition as when delivered to the Company by the Manufacturer, ordinary wear and tear excepted, and in such condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times (other than during temporary periods of storage in accordance with applicable regulations or during periods of grounding by applicable governmental authorities, except where such periods of




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                     Trust Indenture Exhibit D (Series AC)
         grounding are the result of the failure by the Company to maintain the Aircraft as otherwise required herein) under the Federal Aviation Act or, if the Aircraft is registered under the laws of any other jurisdiction, the laws of such jurisdiction and in compliance with all applicable manufacturer's alert service bulletins;

                 (iii) maintain, in the English language, all records, logs and other materials required by the appropriate authorities in the jurisdiction where the Aircraft is registered to be maintained in respect of the Aircraft; and

                 (iv) promptly furnish to the Loan Trustee such information as may be required to enable the Loan Trustee to file any reports, returns or statements required to be filed by the Loan Trustee with any governmental authority because of the Loan Trustee's interest in the Aircraft.

                 The Company agrees that the Aircraft will not be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic of foreign), or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority; provided that the Company shall not be in default under this sentence if it is not possible for it to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered). In the event that any such law, rule, regulation or order requires alteration of the Aircraft, the Company will conform thereto or obtain conformance therewith at no expense to the Loan Trustee and will maintain the Aircraft in proper operating condition under such laws, rules, regulations and orders; provided, however, that the Company may, in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect the Loan Trustee, the Aircraft, the Loan Participants or the Lien of this Indenture. The Company also agrees not to operate or locate the Aircraft, or suffer the Aircraft to be operated or located, (i) in any area excluded from coverage by any insurance required by the terms of Section 11 of this Article, except in the case of a requisition for use by any Government where the Company obtains indemnity pursuant to
Section 11 of this Article in lieu of such insurance from




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                     Trust Indenture Exhibit D (Series AC)
such Government against the risks and in the amounts required by Section 11 of this Article in lieu of such insurance from such Government against the risks and in the amounts required by Section 11 of this Article covering such area, or
(ii) in any war zone or recognized or, in the Company's judgment, threatened area of hostilities unless covered by war risk insurance in accordance with
Section 11 of this Article, but only so long as the same remains in effect while the Aircraft is so operated or located, or unless the Aircraft is operated or used under contract with any Government entered into pursuant to Section 11 of this Article, under which contract such Government assumes liability for any damage, loss, destruction or failure to return possession of the Aircraft at the end of the term of such contract or for injury to persons or damage to property of others.

                 (b) Possession. The Company will not, without the prior written consent of the Loan Trustee, lease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided that, so long as no Indenture Event of Default shall have occurred and be continuing, and so long as the action to be taken shall not deprive the Loan Trustee of the perfected lien of this Indenture on the Airframe or (subject to the subclause (B) of the "provided further" clause to subsection (i) of this Section 7(b)) any Engine, and in any event, so long as the company shall comply with the provisions of Section 11, the Company may, without the prior consent of the Loan Trustee:

                 (i) subject the Airframe to normal interchange agreements or any Engine to normal interchange or pooling agreements or arrangements in each case customary in the airline industry and entered into by the Company in the ordinary course of its business with any other United States air carrier as to which there is in force a certificate issued pursuant to Section 401 of the Federal Aviation Act or any successor provision that gives like authority or with any "foreign air carrier" (as such term is defined in such Act) as to which there is in force a permit issued pursuant to Section 402 of said Act (any such United States certificated air carrier and any such foreign air carrier being hereinafter called a "Permitted Air Carrier"); provided that no transfer of the registration of such Airframe shall be effected in connection therewith; and provided, further, that (A) no such agreement or arrangement contemplates or requires the transfer of title to the




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                     Trust Indenture Exhibit D (Series AC)

         Airframe and (B) if the Company's title to any such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Company shall comply with Section 10(b) of this Article in respect thereof;

                 (ii) deliver possession of the Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance or overhaul work on the Airframe or such Engine or any part thereof or for alterations or modifications in or additions to the Airframe or such Engine to the extent required or permitted by the terms of Section 7(a) or 8(c) of this Article;

                 (iii) transfer possession of the Airframe or any Engine to the United States of America or any instrumentality or agency thereof pursuant to a sublease, contract or other instrument, a copy of which shall be furnished to the Loan Trustee;

                 (iv) transfer possession of the Airframe or any Engine to the United State of America or any instrumentality or agency thereof in accordance with applicable laws, rulings, regulations or orders (including, without limitation, the Civil Reserve Air Fleet Program authorized under 10 U.S.C. Section 9511 et seq. or any substantially similar program);

                 (v) install an Engine on an airframe owned by the Company free and clear of all Liens, except (A) those of the type permitted under clauses (i), (iii), (iv), (v), (vi) and (vii) of Section 6 of this Article and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety) and (B) the rights of other Permitted Air Carriers under normal interchange agreements which are customary in the airline industry and do not contemplate, permit or require the transfer of title to the airframe or engines installed thereon;

                 (vi) install an Engine on an airframe leased to the Company or owned by the Company subject to a conditional sale or other security agreement; provided that (A) such airframe is free and clear of all Liens except the right of the parties to the lease or con-




                                       43
                     Trust Indenture Exhibit D (Series AC)
         ditional sale or other security agreement covering such airframe and except Liens of the type permitted by clauses (A) and (B) of subparagraph (v) of this paragraph of Section 7(b) of this Article and
         (B) the Company shall have obtained from the lessor or secured party of such airframe a written agreement (which may be the lease or conditional sale or other security agreement covering such airframe), in form and substance satisfactory to the Loan Trustee (it being understood that an agreement from such lessor or secured party substantially in the form of the final sentence of the penultimate paragraph of this Section 7(b) of this Article shall be deemed to be satisfactory to the Loan Trustee), whereby such lessor or secured party expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to the lien of the Trust Indenture;

                 (vii) install an Engine on an airframe owned by the Company, leased to the Company or owned by the Company subject to a conditional sale or other security agreement under circumstances where neither subparagraph (v) nor subparagraph (vi) of this Section 7(b) of this
         Article is applicable; provided that such installation shall be deemed an Event of Loss with respect to such Engine and the Company shall comply with Section 10(b) of this Article in respect thereof, the Loan Trustee not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Company with such Section 10(b) of this Article;

                 (viii) lease any Engine or the Airframe and Engines or engines then installed on the Airframe to any United States air carrier as to which there is in force a certificate issued pursuant to Section 401 of the Federal Aviation Act or successor provision that gives like authority;

                 (ix) lease any Engine or the Airframe and Engines or engines then installed on the Airframe to (A) any foreign air carrier that is principally based in and a domiciliary of a country (other than Cuba, El Salvador, Iran, Iraq, Lebanon and Libya) that is at the inception of the lease a party to the Mortgage Convention, or (B) any foreign air carrier that is principally based




                                       44
                     Trust Indenture Exhibit D (Series AC)
         in and a domiciliary of a country listed in Schedule I hereto, or (C) any foreign air carrier not described in clause (A) or (B) above; provided that (w) in the case only of a lease to a foreign air carrier under clause (C) above, the Loan Trustee receives at the time of such lease an opinion of counsel to the Company (which counsel shall be reasonably satisfactory to the Loan Trustee) to the effect that (a) the terms of the lease and the Operative Documents are legal, valid, binding and enforceable in the country in which such air carrier is principally based, to substantially the same extent as the Operative Documents are at that time enforceable in the United States, (b) it is not necessary for the Loan Trustee to qualify to do business in such country solely as a result of the proposed lease, (c) there is no tort liability of the Loan Trustee as a result of the Lien of this Indenture under the laws of such country other than tort liability no more extensive or onerous than that which might have been imposed on the Loan Trustee under the laws of the United States or any state thereof (it being understood that, in the event such opinion cannot be given in a form satisfactory to the Loan Trustee, such opinion shall be waived if insurance reasonably satisfactory to the Loan Trustee is provided by the Company to cover the risk of such liability), (d) the laws of such country require fair compensation by the government of such country for the loss of the use of the Aircraft in the event of the requisition by such government of the Aircraft (unless the Company shall have agreed to provide insurance reasonably satisfactory to the Loan Trustee covering the risk of requisition of use of the Aircraft by the government of such jurisdiction so long as the aircraft is leased in such country), and (e) there exist no possessory rights in favor of such lessee under the laws of such country which would, upon bankruptcy of or other default by the Company or the lessee, prevent the return of such Engine or the Airframe and such Engine or engine to the Loan Trustee in accordance with and when permitted by the terms of this Indenture upon the exercise by the Loan Trustee of its remedies under this Indenture (x) in the case only of a lease to a foreign air carrier under clause (C) above, the Loan Trustee receives assurances reasonably satisfactory to it that the currency of such country is freely convertible into U.S. Dollars (unless the Company shall have agreed to provide the requisition insurance described in subclause (d) of clause (w) above), (y) in the case of any lease to a foreign air




                                       45
                     Trust Indenture Exhibit D (Series AC)
         carrier, either the lease, or an arrangement existing between the Company, the lessee and/or one or more third parties that provide maintenance services, provides that the Aircraft will be maintained, serviced, repaired, overhauled and tested in accordance with maintenance standards for Boeing 767-300 series aircraft approved by, or substantially similar to those approved or required by, the Federal Aviation Administration or the central civil aviation authority of any of Brazil, Canada, France, The Federal Republic of Germany, Italy, Japan, the Netherlands, Sweden, Switzerland or the United Kingdom and
         (z) in the case of any lease to a foreign air carrier (other than a foreign air carrier principally based in Taiwan) the United States of America maintains diplomatic relations with the country in which such foreign air carrier is principally based at the time such lease is entered into;

provided that the rights of any transferee who receives possession by reason of a transfer permitted by this Section 7(b) (other than the transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to, and any lease permitted by this Section 7(b) shall be made expressly subject and subordinate to, all the terms of this Indenture, including, without limitation, the Loan Trustee's rights to repossession pursuant to Article 8 hereof and to avoid such lease upon such repossession and the Loan Trustee's rights to possession pursuant to Section 8.03 of this Indenture, and the Company shall in all events remain primarily liable hereunder for the performance and observance of all of the terms and conditions of this Indenture to the same extent as if such lease or transfer had not occurred, and any such lease shall include appropriate provisions for the maintenance (subject to clause (y) of the proviso to Section 7(b)(ix) of this Article) and insurance of the Aircraft.
The Company shall not lease the Aircraft to an air carrier that at the inception of the lease is subject to bankruptcy, insolvency or other similar proceedings unless the lease shall have been approved by the receiver, liquidator, conservator, court or other governmental or administrative authority or entity responsible for the adjudication or administration of such proceedings. No interchange agreement, pooling agreement, lease or other relinquishment of possession of the Airframe or any Engine shall in any way discharge or diminish any of the Company's obligations to the Loan Trustee hereunder or under the Participation Agreement. With the prior written consent of the Loan Trustee, the Company may sublease the Airframe or En-




                                       46
                     Trust Indenture Exhibit D (Series AC)
gines in connection with a transaction that involves such a sublease commencing at the inception of the transaction. The Loan Trustee hereby agrees, for the benefit of the lessor or secured party of any airframe leased by the Company or owned by the Company subject to a conditional sale or other security agreement, that the Loan Trustee will not acquire or claim, as against such lessor or secured party, any right, title or interest in any engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease or conditional sale or other security agreement.

                 The Loan Trustee acknowledges that any "wet lease" or other similar arrangement under which the Company maintains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 7(b).

                 (c) Insignia. The Company agrees to at all times maintain in the cockpit of the Airframe adjacent to the airworthiness certificate therein and (if not prevented by applicable law or regulations or by any governmental authority) on each Engine a nameplate bearing the inscription "STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS LOAN TRUSTEE, MORTGAGEE" (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Loan Trustee).

                 Section 8. Replacement and Pooling of Parts; Alterations, Modifications and Additions. (a) Replacement of Parts. The Company, at its own cost and expense, will promptly replace all Parts which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered permanently unfit for use for any reason whatsoever, except as otherwise provided in Section 8(c) of this Article. In addition, the Company may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered permanently unfit for use; provided that the Company, except as otherwise provided in Section 8(c) of this Article, will, at its own cost and expense, replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (ex-




                                       47
                     Trust Indenture Exhibit D (Series AC)
cept for pooling arrangements to the extent permitted by Section 8(b) of this Article and Permitted Liens) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Airframe or any Engine shall remain subject to the Lien of this Indenture, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided without further act, (i) title to the replaced Part shall thereupon be free and clear of all rights of the Loan Trustee, and shall no longer be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon be subject to the Lien of this Indenture, free and clear of all Liens (except for Permitted Liens) and (iii) such replacement Part shall become subject to this Indenture and be deemed part of the Airframe or such Engine for all purposes to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

                 (b) Pooling of Parts. Any Part removed from the Airframe or any Engine as provided in Section 8(a) of this Article may be subjected by the Company to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of the Company's business with Permitted Air Carriers; provided that the Part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with Section 8(a) of this Article as promptly as practicable after the removal of such removed Part. In addition, any replacement Part, when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 8(a) of this Article, may be owned by a Permitted Air Carrier subject to such a normal pooling arrangement; provided that the Company, at its expense, as promptly thereafter as is practicable, either (i) causes title to such replacement Part to vest in the Company free and clear of all Liens except Permitted Liens, at which time such replacement Part shall, in accordance with Section 8(a) of this Article, become a Part and become subject to the Lien of this Indenture or (ii) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement Part owned by the Com-




                                       48
                     Trust Indenture Exhibit D (Series AC)
pany free and clear of all Liens (other than Permitted Liens), which shall without further act be subject to the Lien of this Indenture.

                 (c) Alterations, Modifications and Additions. The Company, at its own expense, will make such alterations and modifications in and additions to the Airframe and the Engines as may be required from time to time to meet the standards of the Federal Aviation Administration or other governmental authority having jurisdiction in any country in or over which the Aircraft is flown, provided, however, that the Company may, in good faith, contest the validity or application of any such standard in any reasonable manner which does not materially adversely affect the Loan Trustee or the Lien of this Indenture, but only so long as such proceedings do not involve any material danger of criminal liability or material danger of civil liability to the Loan Trustee, or a material danger of the sale, forfeiture or loss of the Aircraft or any Engine or any interest therein. In addition, the Company, at its own expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe or any Engine as the Company may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts; provided that no such alterations, modification, additional or removal shall materially diminish the value or utility of the Airframe or such Engine or of the Aircraft, or materially impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification, addition or removal assuming the Airframe or such Engine was then of the value and utility and in the condition and airworthiness required to be maintained by the terms of this Indenture, except that the value (but not the utility, condition or airworthiness) of the Aircraft may be reduced by the value of Parts which the Company deems obsolete or no longer suitable or appropriate for use in the Airframe or any Engine which shall have been removed, if the aggregate value of such obsolete or unsuitable Parts removed from the Aircraft and not replaced shall not exceed $500,000. All Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of such alteration, modification or addition shall, without further act, be subject to the Lien of this Indenture. Notwithstanding the foregoing, the Company may, at any time, remove any Part; provided that (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or such Engine at the time of delivery thereof under the Lease




                                       49
                     Trust Indenture Exhibit D (Series AC)
or hereunder, or any Part in replacement of, or substitution for, any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the first sentence of this Section 8(c), and (iii) such Part can be removed from the Airframe or such Engine without materially diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Indenture had such removal not occurred. Upon the removal by the Company of any Part as provided in the immediately preceding sentence, or the removal of any obsolete or unsuitable part permitted by this Section 8(c), such Part shall no longer be deemed part of the Airframe or the Engine from which it was removed and shall no longer be subject to the Lien of this Indenture. Any such Part not removed by the Company as provided in Section 8(c)(iii) of this Article shall remain subject to the Lien of this Indenture.

                 Section 10.  Loss, Destruction, Requisition, Etc.   Event of
Loss with Respect to an Airframe. (a) Upon the occurrence of an Event of Loss with respect to the Airframe, the Company shall forthwith (and, in any event, within 30 days after such occurrence) give the Loan Trustee written notice of such Event of Loss and of its election to perform one of the following options (it being agreed that if the Company shall not have given notice of such election within such 30 days after such occurrence, the Company shall be deemed to have elected to perform the option set forth in the following clause (ii)):

                 i. as promptly as practicable, and in any event on or before the Business Day next preceding the 121st day next following the date of occurrence of such Event of Loss, in replacement for the Airframe, the Company shall convey or cause to be conveyed to the Loan Trustee a security interest in and to one or more Replacement Airframes (together with the same number of Replacement Engines as the Engines, if any, installed on the Airframe at the time such Event of Loss occurred), such Replacement Airframe and Replacement Engines to be duly certificated as airworthy by the central aviation authority of the jurisdiction of the registry of such Replacement Airframes and Engines, free and clear of all Liens (other than Permitted Liens), to have a value and utility at least equal to, and to be in as good operating condition as, the Airframe and Engines, if any, so replaced (assuming such Airframe and Engines were in the condition and repair required by the terms of this Indenture); provided




                                       50
                     Trust Indenture Exhibit D (Series AC)
         that, if the Company shall not perform its obligation to effect such replacement under this clause (i) during the period of time provided herein, then the Company shall promptly give notice to the Loan Trustee and shall pay on the Business Day next following the thirtieth day after the end of such period to the Loan Trustee, in U.S. currency, the amounts specified in clause (ii) below; or

                     ii. on or before the Loss Payment Date (as defined below) the Company shall pay to the Loan Trustee an amount in cash which is sufficient to redeem each Outstanding Equipment Note pursuant to
         Section 6.01 of the Indenture; provided that the Company may, to the extent provided and in accordance with Section 3.08 hereof, surrender, to the Loan Trustee for cancellation Equipment Notes held by the Company and in such event the Company shall be entitled to a credit against amounts otherwise payable pursuant to this clause (ii). As used herein, "Loss Payment Date" means the earliest of (x) 30 days following the date on which insurance proceeds are received with respect to such Event of Loss, (y) the Business Day next following the 121st day next following the date of occurrence of the Event of Loss and (z) an earlier Business Day irrevocably specified by the Company at least thirty days in advance by notice to the Loan Trustee; provided, however, the Loss Payment Date shall be the date specified in the proviso to clause (i) above if applicable.

Upon compliance by the Company with the requirements of this Section 10(a)(ii), the Loan Trustee shall execute such instruments as may be reasonably requested by the Company releasing the Airframe and Engines from the Lien of this Indenture and releasing the Purchase Agreement and the Purchase Agreement Assignment from the assignment and pledge thereof hereunder.

                 At the time of or prior to any replacement of the Airframe and such Engines pursuant to Section 10(a)(i) of this Article, if any, the Company, at its own expense, will (A) cause a Trust Agreement and Indenture Supplement, substantially in the form of Exhibit C hereto for such Replacement Airframe and Replacement Engines, if any, to be delivered to the Loan Trustee for execution and, upon such execution, to be filed for recordation pursuant to the Federal Aviation Act or, if necessary, pursuant to the applicable laws of the jurisdiction other than the United States of America in which such Replacement Aircraft and Replacement




                                       51
                     Trust Indenture Exhibit D (Series AC)

Engines, if any, are to be registered in accordance with Section 7(a) of this Article, as the case may be, (B) cause a financing statement or statements with respect to the Replacement Airframe and Replacement Engines, if any, or other requisite documents or instruments, to be filed in such place or places as necessary or advisable in order to perfect the security interest therein created by or pursuant to this Indenture, or, if necessary or advisable, pursuant to the applicable laws of the jurisdiction in which such Replacement Aircraft and Replacement Engines, if any, are to be registered in accordance with Section 7(a) of this Article, as the case may be, (C) furnish the Loan Trustee with a certificate of an independent aircraft engineer or appraiser reasonably satisfactory to the Loan Trustee certifying that the Replacement Airframe and Replacement Engines, if any, have a value and utility at least equal to, and are in as good operating condition as, the Airframe and Engines, if any, so replaced assuming the Airframe and Engines were in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss, (D) furnish the Loan Trustee with (i) such evidence of compliance with the insurance provisions of Section 11 of this Article with respect to such Replacement Airframe and Replacement Engines as the Loan Trustee may reasonably request and
(ii) a certificate from a Responsible Officer of the Company certifying that at the time of such replacement, there is no continuing Indenture Event of Default,
(E) furnish the Loan Trustee with an opinion of the Company's counsel (which may be the Company's General Counsel) addressed to the Loan Trustee that the substituted property will be subject to the Lien of this Indenture and the Loan Trustee should be entitled to the benefits of Section 1110 of the United States Bankruptcy Code of 1978, as amended, with respect to the Replacement Airframe, provided that (x) such opinion need not be delivered to the extent that the benefits of such Section 1110 were not, by reason of a change in law or governmental interpretation thereof, available to the Loan Trustee with respect to the Aircraft immediately prior to such substitution and (y) such opinion may contain qualifications of the tenor contained in the opinion of Debevoise & Plimpton delivered pursuant to Section 4(J) of the Participation Agreement on the Delivery Date. In the case of each Replacement Airframe and each Replacement Engine, if any, in which a security interest has been granted to the Loan Trustee under this Section 10(a), and each Replacement Engine, if any, in which a security interest has been granted to the Loan Trustee under this
Section 10(a), promptly upon the recordation of the Trust Agreement and Indenture Supplement covering such Replacement Airframe and




                                       52
                     Trust Indenture Exhibit D (Series AC)

Replacement Engines, if any, or such Replacement Engine pursuant to the Federal Aviation Act (or pursuant to the applicable laws of the jurisdiction in which such Replacement Airframe and Replacement Engines, if any, or such Replacement Engine, are registered in accordance with Section 7(a) of this Article), the Company will cause to be delivered to the Loan Trustee a favorable opinion of counsel to the Company as to the due registration of such Replacement Aircraft, the due recordation of such Trust Agreement and Indenture Supplement or other requisite documents or instruments and the validity and perfection of the security interest in the Replacement Airframe, Replacement Engines or Replacement Engine, as the case may be, granted to the Loan Trustee under this Indenture.

                 For all purposes hereof, upon grant of a security interest therein to the Loan Trustee, each Replacement Aircraft and the Replacement Engines, if any, shall be deemed part of the property secured hereunder; each such Replacement Airframe shall be deemed an "Airframe" as defined herein, and each such Replacement Engine shall be deemed an "Engine" as defined herein. Upon full compliance with the terms of the previous paragraph, the Loan Trustee shall execute and deliver to the Company an appropriate instrument releasing such replaced airframe and engines (if any) installed thereon at the time such Event of Loss occurred from the Lien of this Indenture and releasing the Purchase Agreement and the Purchase Agreement Assignment from the assignment and pledge hereunder.

                 (b) Event of Loss with Respect to an Engine. Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, the Company shall give the Loan Trustee prompt written notice thereof and shall, within 90 days after the occurrence of such Event of Loss, convey or cause to be conveyed to the Loan Trustee, as replacement for the Engine with respect to which such Event of Loss occurred, a security interest in and to a Replacement Engine free and clear of all Liens (other than Permitted Liens) and having a value and utility at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, the Company, at its own expense, will (i) cause a Trust Agreement and Indenture Supplement substantially in the form of Exhibit C




                                       53
                     Trust Indenture Exhibit D (Series AC)
hereto or other requisite documents or instruments for such Replacement Engine to be delivered to the Loan Trustee for execution and, upon such execution, to be filed for recordation pursuant to the Federal Aviation Act or, if necessary, pursuant to the applicable laws of such jurisdiction other than the United States of America in which the Aircraft is or is to be registered in accordance with Section 7(a), as the case may be, (ii) furnish the Loan Trustee with a certificate of an aircraft engineer or appraiser (who may be an employee of the Company) certifying that such Replacement Engine has a value and utility at least equal to, and is in as good operating condition as, the Engine so replaced, assuming such Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss and
(iii) cause a financing statement or statements with respect to the Replacement Engine or other requisite documents or instruments to be filed in such place or places necessary or advisable in order to perfect the security interest in the Replacement Engine created by or pursuant to this Indenture, or, if necessary or advisable, pursuant to the applicable laws of the jurisdiction in which the Aircraft is or is to be registered in accordance with Section 7(a), as the case may be, and (iv) furnish the Loan Trustee with such evidence of compliance with the insurance provisions of Section 11 of this Article with respect to such Replacement Engine as the Loan Trustee may reasonably request, and (v) furnish the Loan Trustee with an opinion of the Company's counsel (which may be the Company's General Counsel) addressed to the Loan Trustee to the effect that such substituted property will be subjected to the Lien of this Indenture.
Upon full compliance by the Company with the terms of this paragraph (b), the Loan Trustee will transfer to the Company, without recourse or warranty (except as to the Trustee's Liens), all of Loan Trustee's right, title and interest in and to the Engine with respect to which such Event of Loss occurred, and Loan Trustee will assign to or as directed by the Company all claims of Loan Trustee against third Persons relating to such Engine arising from such Event of Loss. In addition, upon such transfer the Loan Trustee shall execute and deliver to the Company an appropriate instrument releasing such Engine from the Lien of this Indenture and releasing the Purchase Agreement and the Purchase Agreement Assignment (in respect of such Engine) from the assignment and pledge under this Indenture. For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed part of the property secured hereunder and shall be deemed an "Engine" as defined herein.




                                       54
                     Trust Indenture Exhibit D (Series AC)

                 (c) Application of Payments from Governmental Authorities for Requisition of Title or Use. Any payments (other than insurance proceeds the application of which is provided for in Section 11 of this Article) received at any time by the Loan Trustee or by the Company from any governmental authority or other Person with respect to an Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of, the Airframe or any Engine, other than a requisition for use by any Government or by the government of registry of the Aircraft not constituting an Event of Loss, will be applied as follows:

                 (i) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe that has been or is being replaced by the Company pursuant to
         Section 10(a) of this Article, such payments shall be paid over to, or retained by, the Loan Trustee, and upon completion of such replacement be paid over to, or retained by, the Company;

             (ii) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe that has not been and will not be replaced pursuant to Section 10(a) of this Article, such payments shall, after reimbursement of the Loan Trustee for costs and expenses, be applied in reduction of the Company's obligation to pay the amounts required to be paid by the Company pursuant to Section 10(a) of this Article, if not already paid by the Company, or, if already paid by the Company, shall be applied to reimburse the Company for its payment of such amounts, and the balance, if any, of such payments remaining thereafter shall be paid over to, and retained by, the Company; and

            (iii) if such payments are received with respect to an Engine under circumstances contemplated by Section 10(b) of this Article, so much of such payments remaining after reimbursement of the Loan Trustee for costs and expenses shall be paid over to, or retained by, the Company; provided that the Company shall have fully performed the terms of Section 10(b) of this Article with respect to the Event of Loss for which such payments are made.

                 (d) Requisition for Use by the Government of the Airframe and the Engines Installed Thereon. In the event of




                                       55
                     Trust Indenture Exhibit D (Series AC)
the requisition for use by any Government or by the government of the country of registry of the Aircraft (including for this purpose any agency or instrumentality thereof), including, without limitation, pursuant to the Civil Reserve Air Fleet Program referred to in Section 7(b)(iv) of this Article of the Airframe and the Engines or engines installed on the Airframe, the Company shall promptly notify the Loan Trustee of such requisition and, except as otherwise provided in this Indenture, such requisition shall not constitute an Event of Loss and all of the Company's obligations under this Indenture with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred unless or until such requisition shall constitute an Event of Loss. All payments received by the Loan Trustee or the Company from the Government or government for the use of the Airframe and Engines or engines prior to the occurrence of an Event of Loss shall be paid over to, or retained by, the Company.

                 (e) Requisition for Use by the Government of an Engine. In the event of the requisition for use by any Government or by the government of the country of registry of the Aircraft (including for this purpose any agency or instrumentality thereof) of any Engine (but not the Airframe), the Company will replace such Engine hereunder by complying with the terms of Section 10(b) of this Article to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by the Loan Trustee or the Company from such Government or government with respect to such requisition shall be paid over to, or retained by, the Company.

                 (f) Application of Payments During Existence of Indenture Event of Default. Any amount referred to in clause (i), (ii) or (iii) of
Section 10(c), Section 10(d) or Section 10(e) of this Article which is payable to the Company shall not be paid to the Company, or if it has been previously paid directly to the Company, shall not be retained by the Company, if at the time of such payment an Indenture Event of Default, or an Indenture Default which would constitute an Indenture Event of Default under Section 8.01(a), 8.01(f), 8.01(g), 8.01(h) or 8.01(i), shall have occurred and be continuing, but shall be paid to and held by the Loan Trustee as security for the obligations of the Company under this Indenture, and at such time as there shall not be continuing any such Indenture Event of Default or event, such amount shall be paid to the Company, provided that, if any such amount has been so held by the Loan Trustee as security for more than 90 days after an Event of




                                       56
                     Trust Indenture Exhibit D (Series AC)

Default shall have occurred and during which period (x) the Loan Trustee shall not have been limited by operation of law or otherwise from exercising remedies hereunder and (y) the Loan Trustee shall not have commenced to exercise any remedy available to it under this Indenture, then such amount shall be paid to the Company.

                 Section 11. Insurance. Public Liability and Property Damage Insurance. (a) Subject to the rights of the Company to establish and maintain self-insurance with respect to public liability and property damage liability insurance for aircraft and engines (including, the Aircraft and Engines) in the manner and to the extent specified in the next sentence, the Company will carry, or cause to be carried, at no expense to the Loan Trustee, any Bank Lender or the Pass Through Trustee, public liability (including, without limitation, contractual liability and passenger legal liability) and property damage liability insurance (exclusive of manufacturer's product liability insurance) with respect to the Aircraft (i) in amounts which are not less than the public liability and property damage insurance applicable to similar aircraft and engines which comprise the Company's fleet on which the Company carries insurance, provided that such liability insurance shall not be less than the amount certified to the Original Loan Participants on the Delivery Date, (ii) of the type usually carried by corporations engaged in the same or similar business, similarly situated with the Company, and owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by the Company, and (iii) which is maintained in effect with insurers of recognized responsibility. The Company may self-insure, by way of deductible or premium adjustment provisions in insurance policies, the risks required to be insured against pursuant to the preceding sentence, but in no case shall the self-insurance (including, the self-insurance permitted by Section 11(b) of this Article) with respect to all of the aircraft and engines in the Company's fleet (including, without limitation, the Aircraft) exceed for any 12-month policy year the lesser of (x) 50% of the largest replacement value of any single aircraft in the Company's fleet or (y) 1-1/2% of the average aggregate insurable value (for the preceding year) of all aircraft (including, without limitation, the Aircraft) on which the Company carries insurance, provided that, in the event that there shall have occurred a material adverse change in the financial condition of the Company from such condition as is reflected in the consolidated financial statements of the Company at December 31, 1982, then, upon not less than 30 days' written notice from the Loan Trustee




                                       57
                     Trust Indenture Exhibit D (Series AC)
to the Company, the Company will, until the Company's financial condition is on an overall basis equivalent to its financial condition at December 31, 1982, reduce the self-insurance permitted hereunder to such reasonable amount as the Loan Trustee may require; provided, further, that a deductible per occurrence utilized to reduce handling that, in the case of the Aircraft, is not in excess of the amount customarily allowed as a deductible in the industry, shall be permitted in addition to the above-mentioned self-insurance. Any policies of insurance carried in accordance with this Section 11(a) and any policies taken out in substitution or replacement for any of such policies (A) shall name the Loan Trustee, any Bank Lender or the Pass Through Trustee as additional insureds as their respective interests may appear, (B) shall provide that in respect of the respective interests of the Loan Trustee, any Bank Lender and the Pass Through Trustee in such policies the insurance shall not be invalidated by any action or inaction of the Company and shall insure the Loan Trustee's, such Bank Lender's and the Pass Through Trustee's Interests as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company, (C) shall provide that, if such insurance is cancelled for any reason whatever, or any substantial change is made in the policy which affects the coverage certified hereunder to the Loan Trustee, any Bank Lender or the Pass Through Trustee, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Loan Trustee, such Bank Lender or the Pass Through Trustee for 30 days (seven days, or such other period as is customarily obtainable in the industry, in the case of any war risk and allied perils coverage) after receipt by the Loan Trustee, such Bank Lender or the Pass Through Trustee, respectively, of written notice from such insurers of such cancellation, change or lapse, (D) shall provide that neither the Loan Trustee, such Bank Lender nor the Pass Through Trustee shall have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance, (E) shall provide that the insurers shall waive
(i) any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, which they may have against the Loan Trustee, such Bank Lender and the Pass Through Trustee and (ii) any rights of subrogation against the Loan Trustee, such Bank Lender or the Pass Through Trustee to the extent that the Company has waived its rights by its agreements to indemnify any such party pursuant to this Indenture or the Participation Agreement; provided that the exercise by such insurers of rights of subrogation derived from the rights




                                       58
                     Trust Indenture Exhibit D (Series AC)
retained by the Company shall not, in any way, delay payment of any claim that would otherwise be payable by such insurers but for the existence of rights of subrogation derived from rights retained by the Company, (F) shall be primary without right of contribution from any other insurance which may be carried by the Loan Trustee, any Bank Lender or the Pass Through Trustee with respect to its Interests as such in the Aircraft and (G) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. "Interests" as used in this Section 11(a) and Section 11(b) of this Article with respect to any person means the interests of such person in its capacity as Loan Trustee or Pass Through Trustee, as the case may be, in the transaction contemplated by the Participation Agreement and this Indenture. The Company shall arrange for appropriate certification that the requirements of this
Section 11(a) have been met to be made to the Loan Trustee (and the Loan Trustee may furnish such certificates to each Loan Participant) as soon as practicable by each insurer or its authorized representative with respect thereto, provided that all information contained therein shall be held confidential by the Loan Trustee and each Loan Participant and shall not be furnished or disclosed by them to anyone other than their bank examiners, auditors, accountants, agents and legal counsel and any Person with whom any Loan Participant is in good faith conducting negotiations relating to the possible transfer and sale of such Loan Participant's Equipment Notes, if such person shall have entered into an agreement similar to that contained in this
Section 11(a) whereby such person agrees to hold such information confidential, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority. In the case of a lease or contract with any Government in respect of the Aircraft or any Engine or in the case of any requisition for use of the Aircraft or any Engine by any Government, a valid agreement, reasonably satisfactory to the Loan Trustee, to indemnify the Company against any of the risks which the Company is required hereunder to insure against by such Government shall be considered adequate insurance to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

                 (b) Insurance Against Loss or Damage to Aircraft. Subject to the rights of the Company to establish and maintain self-insurance with respect to loss or damage to aircraft (including the Aircraft) in the manner and to the




                                       59
                     Trust Indenture Exhibit D (Series AC)
extent specified in the next sentence, the Company shall maintain, or cause to be maintained, in effect with insurers of recognized responsibility, at no expense to the Loan Trustee, any Bank Lender or the Pass Through Trustee, all-risk aircraft hull insurance covering the Aircraft and all-risk coverage with respect to any Engines or parts while removed from the Aircraft (including, without limitation, war risk and allied perils insurance if and to the extent the same is maintained by the Company or any Permitted Air Carrier leasing the same with respect to other aircraft owned or operated by the Company or such Permitted Air Carrier, as the case may be, on the same routes) which is of the type and in substantially the amount usually carried by corporations engaged in the same or similar business and similarly situated with the Company; provided that (i) such insurance (including the permitted self- insurance) shall at all times while the Aircraft is subject to the Lien of this Indenture be for an amount not less than, at the date of determination thereof, the Outstanding principal amount of the Equipment Notes plus six months interest thereon and (ii) such insurance need not cover an Engine while attached to an airframe not owned, leased or operated by the Company. The Company may self-insure, by way of deductible or premium adjustment provisions in insurance policies, the risks required to be insured against pursuant to the preceding sentence, but in no case shall the self-insurance (including the self-insurance permitted by Section 11(a) of this Article) with respect to all of the aircraft and engines in the Company's fleet (including, without limitation, the Aircraft) exceed for any 12-month policy year the lesser of (i) 50% of the largest replacement value of any single aircraft in the Company's fleet of (ii) 1-1/2% of the average aggregate insurable value (for the preceding year) of all aircraft (including, without limitation, the Aircraft) on which the Company carries insurance; provided that, in the event that there shall have occurred a material adverse change in the financial condition of the Company from such condition as is reflected in the consolidated financial statements of the Company at December 31, 1982, then, upon not less than 30 days' written notice from the Loan Trustee to the Company, the Company will, until the Company's financial condition is on an overall basis equivalent to its financial condition at December 31, 1982, reduce the self-insurance permitted hereunder to such reasonable amount as the Loan Trustee may require; provided, further, that a deductible per occurrence utilized to reduce handling, that, in the case of the Aircraft, is not in excess of the amount customarily allowed as a deductible in the industry, shall be permitted in addition to the above-mentioned self- insurance.




                                       60
                     Trust Indenture Exhibit D (Series AC)

Any policies carried in accordance with this Section 11(b) and any policies taken out in substitution or replacement for any such policies (A) shall provided that any loss up to the amount equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon, for any loss or damage constituting an Event of Loss with respect to the Aircraft, and any loss in excess of $7,000,000, up to the amount equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon, for any loss or damage to the Aircraft (or Engines) not constituting an Event of Loss with respect to the Aircraft, shall be paid to the Loan Trustee as long as this Indenture shall not have been discharged pursuant to the terms and conditions thereof, and thereafter to the Company, unless, in each case, the insurer shall have received notice that an Indenture Event of Default exists, in which case all insurance proceeds up to an amount equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon shall be payable to the Loan Trustee, (B) shall provide that in respect of the respective interests of the Loan Trustee, any Bank Lender and of the Pass Through Trustee in such policies the insurance shall not be invalidated by any action or inaction of the Company and shall insure the Loan Trustee's, any Bank Lender's and the Pass Through Trustee's Interests, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company, (C) shall provide that, if such insurance is cancelled for any reason whatever, or any material change is made in the policy which affects the coverage certified hereunder to the Loan Trustee, any Bank Lender and the Pass Through Trustee, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Loan Trustee, any Bank Lender or the Pass Through Trustee, for 30 days (seven days, or such other period as may from time to time be customarily obtainable if the industry, in the case of any war risk and allied perils coverage) after receipt by the Loan Trustee, such Bank Lender or the Pass Through Trustee, respectively, of written notice from such insurers of such cancellation, change or lapse, (D) shall be primary without right of contribution from any other insurance which may be carried by the Loan Trustee, any Bank Lender and the Pass Through Trustee with respect to the Interests as such in the Aircraft and
(E) shall provide that the insurers shall waive (i) any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, which they may have against the Loan Trustee, such Bank Lender or the Pass Through Trustee and (ii) any rights of subrogation against the Loan Trustee, any Bank Lender or the Pass




                                       61
                     Trust Indenture Exhibit D (Series AC)

Through Trustee to the extent that the Company has waived its rights by its agreements to indemnify any such party pursuant to this indenture or the Participation Agreement; provided that the exercise by such insurers of rights of subrogation derived from rights retained by the Company shall not, in any way, delay payment of any claim that would otherwise be payable by such insurers but for the existence of rights of subrogation derived from rights retained by the Company. The Company shall arrange for appropriate certification that the requirements of this Section 11(b) have been met to be made promptly to the Loan Trustee (and the Loan Trustee shall furnish such certification to each Loan Participant) by each insurer or its authorized representative with respect thereto, provided that all information contained therein shall be held confidential by the Loan Trustee and each Loan Participant and shall not be furnished or disclosed by them to anyone other than their bank examiners, auditors, accountants, agents and legal counsel and any person with whom any Loan Participant is in good faith conducting negotiations relating to the possible transfer and sale of such Loan Participant's Equipment Notes, if such person shall have entered into an agreement similar to that contained in Section 11(b) whereby such Person agrees to hold such information confidential, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority. In the case of a lease or contract with any Government in respect of the Aircraft or any Engine, or in the case of any requisition for use of the Aircraft or any Engine by any Government, a valid agreement, reasonably satisfactory to the Loan Trustee, to indemnify the Company against any of the risks which the Company is required hereunder to insure against by such Government in an amount, as at the date of determination thereof, equal to the Outstanding principal amount of the Equipment Notes plus six months interest thereon from time to time shall be considered adequate insurance to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

                 As between the Loan Trustee and the Company, it is agreed that all insurance payments received under policies required to be maintained by the Company hereunder, exclusive of any payments received in excess of an amount, as at the date of determination thereof, equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon from such policies, as the result of the occurrence of an Event of Loss with respect to the Airframe or an Engine will be applied as follows:




                                       62
                     Trust Indenture Exhibit D (Series AC)

                 (x) if such payments are received with respect to the Airframe or the Airframe and any Engines or engines installed on the Airframe that has been or is being replaced by the Company as contemplated by Section 10(a) of this Article, such payments shall be paid over to, or retained by, the Loan Trustee, and upon completion of such replacement be paid over to, or retained by, the Company;

                 (y) if such payments are received with respect to the Airframe or the Airframe and any Engines or engines installed thereon that has not been and will not be replaced as contemplated by Section 10(a) of this Article, so much of such payments remaining after reimbursement of the Loan Trustee for costs and expenses as shall not exceed an amount, as at the date of determination thereof, equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon required to be paid by the Company pursuant to
         Section 10(a) of this Article shall be applied in reduction of the Company's obligation to pay such amount equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon, if not already paid by the Company, or, if already paid by the Company, shall be applied to reimburse the Company for its payment of such amount equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon, and the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, the Company; and

                 (z) if such payments are received with respect to an Engine under the circumstances contemplated by Section 10(b) of this Article, so much of the such payments remaining after reimbursement of the Loan Trustee for costs and expenses shall be paid over to, or retained by, the Company; provided that the Company shall have fully performed the terms of Section 10(b) of this Article with respect to the Event of Loss for which such payments are made.

                 As between the Loan Trustee and the Company the insurance payment of any property damage loss in excess of an amount equal to the Outstanding principal amount of the Equipment Notes plus accrued interest thereon shall be paid to the Company.

                 As between the Loan Trustee and the Company the insurance payment of any property damage loss not constitut-


                                       63
                     Trust Indenture Exhibit D (Series AC)
ing an Event of Loss with respect to the Airframe or an Engine will be applied in payment (or to reimburse the Company) for repairs or for replacement property in accordance with the terms of Sections 7 and 8 of this Article, and any balance remaining after compliance with such Sections with respect to such loss shall be paid to the Company. Any amount referred to in the preceding sentence or in clause (x), (y) or (z) of the second preceding paragraph which is payable to the Company shall not be paid to the Company or, if it has been previously paid directly to the Company, shall not be retained by the Company, if at the time of such payment an Indenture Event of Default (or an Indenture Default that with lapse of time would constitute an Indenture Event of Default under Section 8.01(a), 8.01(f) 8.01(g) 8.01(h) 8.01(i) of this Indenture) shall have occurred and be continuing, but shall be paid to and held by the Loan Trustee, as security for the obligations of the Company under this Indenture, and at such time as there shall not be continuing any such Indenture Event of Default or event, such amount shall be paid to the Company, provided that is any such amount has been so held by the Loan Trustee as security for more than 90 days after an Indenture Event of Default shall have occurred and during which period
(i) the Loan Trustee shall not have been limited by operation of law or otherwise from exercising remedies hereunder and (ii) the Loan Trustee shall not have exercised any remedy available to it under Section 15 of this Article, then such amount shall be paid to the Company.

                 (c) Reports, Etc. Annually upon renewal of the Company's insurance coverage, the Company will furnish to the Loan Trustee (and the Loan Trustee shall furnish to each Loan Participant) a report signed by a firm of independent aircraft insurance brokers appointed by the Company, stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof; provided that all information contained in such report shall be held confidential by the Loan Trustee and each Loan Participant and shall not be furnished or disclosed by them to anyone other than their bank examiners, auditors, accountants, agents and legal counsel and any Person with whom any Loan Participants is in good faith conducting negotiations relating to the possible transfer and sale of such Loan Participant's Equipment Notes, if such Person shall have entered into an agreement similar to that contained in this Section 11(c) whereby such Person agrees to hold such information confidential, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental author-




                                       64
                     Trust Indenture Exhibit D (Series AC)
ity. The Company will cause such firm to advise the Loan Trustee, any Bank Lender or the Pass Through Trustee, in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Company of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. The Company will also cause such firm to advise the Loan Trustee, any Bank Lender and the Pass Through Trustee, in writing as promptly as practicable after such firm acquires knowledge that an interruption or reduction of any insurance carried and maintained on the Aircraft pursuant to the provisions of this Section 11 will occur.

                 (d) Insurance for Own Account. Nothing in this Section 11 shall limit or prohibit the Loan Trustee or the Company from obtaining insurance for its own account with respect to the Airframe or any Engine and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that (i) no such insurance may be obtained which would limit or otherwise adversely affect the coverage or amounts payable under insurance required to be maintained pursuant to this Section 11, it being understood that all salvage rights to the Airframe or such Engine shall remain with the Company's insurers at all times, and (ii) the Loan Trustee may obtain hull insurance on the Aircraft only to the extent the procurement of such insurance does not have an adverse effect on the Company's ability or cost to obtain such insurance, except that the limitation in the foregoing clause (i) on the Loan Trustee's right to obtain liability insurance shall not apply during any period in which the Company is providing a Government indemnity in lieu of the liability insurance required by Section 11(a) of this Article and the limitations in clauses (i) and (ii) on the Loan Trustee's rights to obtain hull insurance shall not apply during any period in which the Company is providing a Government indemnity in lieu of the hull insurance required by
Section 11(b) of this Article.

                 Section 12. Inspection. At all reasonable times so long as any Equipment Notes are outstanding, but upon at least 5 days' prior written notice to the Company, the Loan Trustee, the Initial Bank Lender, the Pass Through Trustee or their authorized representatives may at their own expense and risk (including without limitation, any risk of personal injury or death) conduct a visual walk-around inspection of the Aircraft and any Engine and may inspect the books and records of the Company relating thereto; provided that
(a)




                                       65
                     Trust Indenture Exhibit D (Series AC)
such representative shall be fully insured to the reasonable satisfaction of the Company at no cost to the Company with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations and
(c) in the case of an inspection during a maintenance visit, such inspection shall not in any respect interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit. All information obtained in connection with any such inspection shall be held confidential by the Loan Trustee and each Loan Participant and shall not be furnished or disclosed by them to anyone other than their accountants, agents and legal counsel and any Person with whom any such Loan Participant is in good faith conducting negotiations relating to the possible transfer and sale of such Loan Participant's Equipment Notes if such Person shall have entered into an agreement similar to that contained in this Section 12 whereby such Person agrees to hold such information confidential, and except as may be required by an order or administrative agency or by any statute, rule, regulation or order of any governmental authority. Upon the Loan Trustee's request, the Company will notify the Loan Trustee of the next scheduled "heavy maintenance" visit to be conducted by the Company in respect of the Aircraft; provided that the Company shall have the right in its sole discretion to reschedule, or change the location of, any maintenance visit of which it shall have notified the Loan Trustee pursuant to this sentence, the Company hereby agreeing to use reasonable efforts to notify the Loan Trustee of any such rescheduling or change. The Loan Trustee shall not have any duty to make such inspection and shall not incur any liability or obligation by reason of not making any such inspection. No inspection pursuant to this Section 12 shall interfere with the use, operation or maintenance of the Aircraft or the normal conduct of the Company's business, and the Company shall not be required to undertake or incur any additional liabilities in connection therewith.

                 Section 17. Further Assurances; Financial Information. Forthwith upon the execution and delivery of each Trust Agreement and Indenture Supplement, the Company will cause such Trust Agreement and Indenture Supplement to be duly filed and recorded in accordance with the Federal Aviation Act. In addition, the Company and the Loan Trustee will promptly and duly execute and deliver to the other party hereto such further documents and assurances and take such further action as such other party may from time to




                                       66
                     Trust Indenture Exhibit D (Series AC)
time reasonably request in order to effectively carry out the intent and purpose of this Indenture, including, without limitation, if requested by the Loan Trustee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Indenture any Replacement Airframe or Replacement Engine and the recording or filing of counterparts hereof or thereof, in accordance with the laws of such jurisdictions as the Loan Trustee may from time to time deem advisable; provided that this sentence is not intended to impose upon the Company any additional liabilities not otherwise contemplated by this Indenture. The Company agrees to furnish the Loan Trustee
(i) within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income and cash flows for such period, (ii) within 120 days after the close of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income and cash flows for such fiscal year, as certified by independent public accountants, (iii) within 120 days after the close of each fiscal year of the Company, a certificate of the Company signed by a Responsible Officer of the Company and addressed to the Loan Trustee to the effect that the signer has reviewed the relevant terms of this Indenture and the Participation Agreement and has made, or caused to be made under his supervision, a review of the transactions and condition of the Company during the accounting period covered by the financial statements referred to in clause (ii) above, and that such review has not disclosed the existence during such accounting period, nor does the signer have knowledge of the existence as at the date of such certificate, of any condition or event which constitutes an Indenture Event of Default or which, after notice or lapse of time or both, would constitute an Indenture Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, and (iv) from time to time such other non-confidential information as the Loan Trustee may reasonably request.

                 Section 24. Maintenance of Certain Engines. Notwithstanding anything to the contrary contained herein, an aircraft engine which is not an Engine, but which is installed on the Airframe, shall be maintained in accordance with Section 7(a) of this Article.




                                       67
                     Trust Indenture Exhibit D (Series AC)

                 Section 27. Company's Performance and Rights. Any obligation imposed on the Company pursuant to Sections 7, 8, 11, 12 and 24 of this Article shall require only that the Company perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any permitted assignee, lessee or transferee under an assignment, lease or transfer agreement then in effect shall constitute performance by the Company and to the extent of such performance, discharge such obligation by the Company. Except as otherwise expressly provided herein, any right granted to the Company in this Indenture shall grant the Company the right to exercise such right or permit such right to be exercised by any such assignee, lessee or transferee; provided that no such assignee, lessee or transferee shall be permitted to exercise the self- insurance rights of the Company set forth in Section 11 of this Article. The inclusion of specific references to obligations or rights of any such assignee, lessee or transferee in certain provisions of this Indenture shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, lessee or transferee has not been made in this Indenture.

                 Section 28. Statement of Intention. The Loan Trustee, the Company and the Owner Trustee acknowledge that the intent of the provisions contained in this Article 15 is, following the termination of the Lease pursuant to Section 9(e), 9(f) or 20(b) thereof, to provide for the Loan Trustee to have rights similar to those enjoyed by the Owner Trustee under the Lease and for the Company to have rights similar to those enjoyed by it under the Lease. The Loan Trustee and the Company hereby agree that this Article 15 shall be construed and interpreted in a manner consistent with the intent expressed in this Section 28.

                 Section 29. Amendment of Exhibit to the Indenture. (a) Each Pass Through Equipment Note issued after the Relevant Date shall be issued in substantially the form set forth in Exhibit A to this Indenture as originally executed, provided that the following legend shall be affixed to each such Pass Through Equipment Note:

         "Pursuant to Section 7.03 of the Trust Indenture and Security Agreement, American Airlines, Inc. has assumed all of the obligations of the Owner Trustee under the Trust Indenture and Security Agreement and this Pass Through Equipment Note except such obligations as could




                                       68
                     Trust Indenture Exhibit D (Series AC)
         necessarily be performed exclusively by an entity acting in the capacity of the Owner Trustee."

                 (b) Each Bank Equipment Note issued after the Relevant Date shall be issued in substantially the form set forth in Exhibit A-1 to this Indenture as originally executed, provided that the following legend shall be affixed to each such Bank Equipment Note:

         "Pursuant to Section 7.03 of the Trust Indenture and Security Agreement, American Airlines, Inc. has assumed all of the obligations of the Owner Trustee under the Trust Indenture and Security Agreement and this Bank Equipment Note except such obligations as could necessarily be performed exclusively by an entity acting in the capacity of the Owner Trustee."

                 In lieu of issuing Equipment Notes with the appropriate legend as described in the immediately preceding sentence, at the option of the Loan Trustee or if requested by the Company, any Pass Through Equipment Note issued after the Relevant Date shall be substantially in the form set forth in Exhibit DA to this Indenture and any Bank Equipment Note issued after the Relevant Date shall be substantially in the form set forth in Exhibit DA-1 to this Indenture.

                 Section 30. General. Effective as of the Relevant Date the Company assumes on a full recourse basis all of the duties and obligations of the Owner Trustee under this Indenture and the Equipment Notes and shall be entitled to all the rights and benefits of the Owner Trustee hereunder and thereunder, in each case to the extent provided for in this Indenture, and the Owner Trustee is, effective upon the Relevant Date, released from all duties, obligations and rights under this Indenture and the Equipment Notes (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, which obligations and liabilities shall remain the responsibility of the Owner Trustee).

                 The Company confirms and ratifies the security interest which the Owner Trustee granted to the Loan Trustee pursuant to the Granting Clause of this Indenture in all of the Owner Trustee's right, title and interest in the Aircraft and its interest in the Purchase Agreement (to the extent assigned to the Owner Trustee pursuant to the Purchase Agreement Assignment) and the Company explicitly




                                       69
                     Trust Indenture Exhibit D (Series AC)
agrees that the Company is acquiring the Aircraft subject to such security interest, which shall remain in full force and effect until this Indenture is discharged in accordance with the terms hereof, and the Loan Trustee acknowledges that the Lease and the obligations of the Company hereunder as Company have been terminated, except as specifically provided for therein, and each of the Company and the Loan Trustee hereby agree that the Granting Clause hereof shall, subject always to the provisions of Section 28 of Article 15 hereof, be deemed to have been modified mutatis mutandis.

                    - - - - - - - - - - - - - - - - - - - -

                 All provisions of the Indenture not specifically amended by operation of this Exhibit D shall remain in full force and effect.




                                       70
                     Trust Indenture Exhibit D (Series AC)

                                                                   SCHEDULE I
                                                                   TO EXHIBIT D





                          LIST OF PERMITTED COUNTRIES


                   ASIA/OCEANIA

                           Australia
                           Japan
                           New Zealand
                           India

                   EUROPE

                           Austria
                           Germany
                           Finland
                           Spain (including Canary Islands)
                           United Kingdom

                   THE AMERICAS

                           Canada
                           Mexico





                     Trust Indenture Exhibit D (Series AC)

                                                       Exhibit DA to
                                                       Amended and
                                                       Restated Trust Indenture
                                                       and Security Agreement
                                                       (AA 1995 PTC Series AC)



                      Form of Pass Through Equipment Notes
                         [Installment Equipment Notes]*





No. ______________                                               $_____________


                        1995 EQUIPMENT NOTES, SERIES AC
                            AMERICAN AIRLINES, INC.

                   Issued in connection with Aircraft N376AN

INTEREST RATE                     MATURITY DATE
- -------------                     -------------
    8.39%                         [January 2, 2017]*
                                       [----]**

                 AMERICAN AIRLINES, INC. (the "Company"), for value received, hereby promises to pay to ______________ or registered assigns the principal sum of ______________ DOLLARS [in installments on each Installment Payment Date as set forth on the reverse hereof with the final installment due and payable on the Maturity Date specified above]* [on the Maturity Date specified above]** and to pay interest [on the original principal amount hereof remaining unpaid from time to time]* [thereon]** at the rate per annum specified above, from ______________ or from the most recent date to which interest has been paid or duly provided for on January 2 and July 2 in each year, commencing July 2, 1995, until the principal hereof is paid or made available for payment [in full]* In the event any amount of principal or interest payable hereunder is not paid when due, to the extent permitted by applicable law, interest shall accrue on such amounts at the Past Due Rate. All computations of interest accruing on this Pass Through Equipment Note shall be made on the basis of a year of 360 days consisting of twelve 30-day months. All amounts payable by the Company hereunder and under the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AC), dated as of June 15, 1995 (herein called the "Indenture," the defined

__________________________________

*        Include for Installment Equipment Notes only.

**       Include for all non-Installment Pass Through Equipment Notes.





                           Trust Indenture Exhibit DA
                                  (Series AC)
terms therein not otherwise defined herein being used herein with the same meanings), by and between the Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate.

                 The interest [or Installment Payment Amount]* so payable, and punctually paid or duly provided for, on or within 5 days after the applicable Interest Payment Date [or Installment Payment Date, as the case may be],* will, as provided in the Indenture, be paid to the Person in whose name this Pass Through Equipment Note (or one or more predecessor Pass Through Equipment Notes) is registered at the close of business on the Record Date for payment of such interest [or Installment Payment Amount],* which shall be the fifteenth day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [or Installment Payment Date, as the case may be].* Any such interest [or Installment Payment Amount]* not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Loan Participant on such Record Date (or to the Person in whose name this Pass Through Equipment Note is registered upon issuance) and may be paid to the Person in whose name the Pass Through Equipment Note (or one or more predecessor Pass Through Equipment Notes) is registered at the close of business on a Special Record Date for the payment of such [Defaulted Installment or]* Defaulted Interest to be fixed by the Loan Trustee, notice whereof shall be given to Loan Participants entitled thereto not less than 10 days prior to such Special Record Date, or may be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Equipment Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                 Payment of the principal of, Make-Whole Amount, if any, and interest on this Pass Through Equipment Note will be made in immediately available funds at the principal corporate trust office of the Loan Trustee, or the office or agency maintained by the Loan Trustee for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest [and Installment Payment Amounts (other than that pay-

__________________________________

*        Include for Installment Equipment Notes only.

**       Include for all non-Installment Pass Through Equipment Notes.




                                       2
                           Trust Indenture Exhibit DA
                                  (Series AC)
able on the Maturity Date hereof)]** may be made at the option of the Loan Trustee or the Paying Agent by check mailed to the address of the Loan Participant entitled thereto as such address shall appear on the Register.

                 Principal of each Pass Through Equipment Note payable on the Maturity Date of such Pass Through Equipment Note and Make-Whole Amount, if any, with respect thereto shall be payable only against presentation and surrender thereof at the principal corporate trust office of the Loan Trustee or at the office of the Paying Agent maintained for such purpose pursuant to
Section 2.03 of the Indenture.

                 This Pass Through Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Pass Through Equipment Note has been executed on behalf of the Company by the manual or facsimile signature of an authorized officer of the Company, and authenticated by the Loan Trustee by the manual signature of an authorized officer or signatory of the Loan Trustee, in each case as specified in Section
2.02 of the Indenture.

                 Reference is made to the Participation Agreement, the Refunding Agreement, the Indenture and the other Operative Documents and all supplements and amendments to such documents (copies of which are on file with the Loan Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions of such agreements, including a statement of the properties conveyed, pledged and assigned under the Indenture, the nature and extent of the security under the Indenture, the respective rights and obligations under such agreements of the Company, the Loan Trustee and the Loan Participants, and the terms upon which the Equipment Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created thereby, to all of which terms and conditions therein each Loan Participant agrees by its acceptance of this Pass Through Equipment Note. Each holder hereof, by its acceptance of this Pass Through Equipment Note, agrees to be bound by and to observe the provisions of the Operative Documents applicable to it.

                 [On each Installment Payment Date, the Loan Participant will receive a payment of principal equal to the Installment Payment Percentage for such Installment Payment

__________________________________

*        Include for Installment Equipment Notes only.

**       Include for Installment Equipment Notes only.




                                       3
                           Trust Indenture Exhibit DA
                                  (Series AC)

Date multiplied by the original principal amount of this Pass Through Equipment Note which is set forth above.

                Installment                       Installment
                  Payment                           Payment
                   Date                           Percentage
             ---------------                      ------------
             January 2, 2012                       2.977530476%
             January 2, 2013                      16.166164040
             January 2, 2015                      20.872446162
             January 2, 2016                      22.622435543
             July 2, 2016                          0.598904133
             January 2, 2017                      19.988956378]*

                 As more fully provided in the Indenture, the Pass Through Equipment Notes are subject to redemption, on not less than 25 nor more than 60 days' notice by mail and under the circumstances set forth in the Indenture, at a redemption price equal to the unpaid principal amount thereof, Make-Whole Amount, if any, plus accrued interest thereon to the Redemption Date.

                 If an Indenture Event of Default shall occur and be continuing, the unpaid principal amount of the Equipment Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Upon an Indenture Event of Default the Loan Trustee may exercise one or more of the remedies in the Indenture. Such remedies include the right to repossess and use or operate the Aircraft and to sell or relet the Aircraft free and clear of the Company's rights and retain the proceeds.

                 The right of the Loan Participant to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.

                 The Company and the Loan Trustee will be discharged from their respective obligations in respect of the Equipment Notes (except for certain matters, including obligations to register the transfer or exchange of Equipment Notes, replace stolen, lost or mutilated Equipment Notes, maintain paying agencies and hold moneys for payment in trust), and the Loan Trustee may thereupon cause the release of the Indenture Estate from the lien of the Indenture, if

__________________________________

*        Include for Installment Equipment Notes only.




                                       4
                           Trust Indenture Exhibit DA
                                  (Series AC)

(a) the Company deposits or causes to be deposited irrevocably with the Loan Trustee, in trust, money or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, Make Whole Amount or Swap Breakage Loss, if any, as the case may be, and interest on the Outstanding Equipment Notes on the dates such payments are due in accordance with the terms of such Equipment Notes and (b) certain other conditions are satisfied, including the publication by the United States Internal Revenue Service of a ruling to the effect that the deposit and related defeasance would not cause the Loan Participants to recognize income, gain or loss for Federal income tax purposes.

                 As provided in the Indenture and subject to certain limitations therein set forth, this Pass Through Equipment Note is transferable, and upon surrender of this Pass Through Equipment Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Loan Participant or its attorney duly authorized in writing, one or more new Pass Through Equipment Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                 THIS PASS THROUGH EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF A TRANSFER OF THIS PASS THROUGH EQUIPMENT NOTE WILL BE MADE UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH ACT DOES NOT APPLY.

                 The Pass Through Equipment Notes are issuable only as registered Equipment Notes. The Pass Through Equipment Notes are issuable in denominations of $1,000 and integral multiples thereof except that one such Pass Through Equipment Note of each maturity does not need to be an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Pass Through Equipment Notes are exchangeable for an equal aggregate principal amount of Pass Through Equipment Notes of the same type, having the same Maturity Date and of any authorized denominations or transferable upon surrender of the Pass Through Equipment Notes to be exchanged or transferred, as




                                       5
                           Trust Indenture Exhibit DA
                                  (Series AC)
requested by the Loan Participant surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at any office or agency maintained for such purpose.

                 No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment for registration of transfer of this Pass Through Equipment Note, the Loan Trustee, the Paying Agent, the Registrar and the Company may deem and treat the person in whose name this Pass Through Equipment Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Pass Through Equipment Note and for all other purposes whatsoever whether or not this Pass Through Equipment Note be overdue, and neither the Loan Trustee, the Paying Agent, the Registrar nor the Company shall be affected by notice to the contrary.

                 AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS PASS THROUGH EQUIPMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the Owner Trustee has caused this instrument to be duly executed under its corporate seal.

                                             AMERICAN AIRLINES, INC.



                                             By________________________
                                             [Title]




                                       6
                           Trust Indenture Exhibit DA
                                  (Series AC)

                  LOAN TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                 This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                      STATE STREET BANK AND
                                        TRUST COMPANY OF CONNECTICUT,
                                        NATIONAL ASSOCIATION,
                                        as Loan Trustee


                                      By_____________________________
                                        Authorized officer
                                           or signatory




                                       7
                           Trust Indenture Exhibit DA
                                  (Series AC)

                                                   Exhibit DA-1 to Amended
                                                   and Restated Trust Indenture
                                                   And Security Agreement
                                                   (AA 1995 PTC Series AC)



                          Form of Bank Equipment Notes



           THIS BANK EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE
           SECURITIES OR SIMILAR LAWS OF ANY STATE OR OTHER JURISDIC-
           TION, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE
            OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH REGISTRATION UNDER THE ACT AND SUCH SECURITIES AND SIMILAR LAWS IS IN
           EFFECT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

           THIS BANK EQUIPMENT NOTE IS SUBJECT TO CERTAIN ADDITIONAL
            RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 10 OF THE
                     REFUNDING AGREEMENT REFERRED TO BELOW.


No. ______________                                               $_____________


                        1995 EQUIPMENT NOTES, SERIES AC
                            AMERICAN AIRLINES, INC.

                   Issued in connection with Aircraft N376AN


INTEREST RATE                     MATURITY DATE
- -------------                     -------------
  7.708%                          July 2, 2010


                 AMERICAN AIRLINES, INC. (the "Company"), for value received, hereby promises to pay to The Mitsubishi Trust and Banking Corporation, New York Branch, or registered assigns the principal sum of ______________ DOLLARS in installments on each Installment Payment Date as set forth on the reverse hereof with the final installment due and payable on the Maturity Date specified above and to pay interest on the original principal amount hereof remaining unpaid from time to time at the rate per annum specified above, from ______________ or from the most recent date to which interest has been paid or duly provided for, semiannually, on January 2 and July 2 in each year, commencing July 2, 1995, until the principal hereof is paid or made available for payment in full. In the event any amount of principal or interest payable hereunder is not paid when due, to the extent permitted by applicable law, interest shall accrue on such amounts at the Past Due Rate. All computations of interest accruing on this Bank Equipment Note shall be made




                          Trust Indenture Exhibit DA-1
                                  (Series AC)
on the basis of a year of 360 days consisting of twelve 30-day months. All amounts payable by the Company hereunder and under the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AC), dated as of June 15, 1995 (herein called the "Indenture," the defined terms therein not otherwise defined herein being used herein with the same meanings), by and between the Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee thereunder, shall be made only from the income and proceeds of the Indenture Estate.

                 The interest or Installment Payment Amount so payable, and punctually paid or duly provided for the applicable Interest Payment Date or Installment Payment Date, as the case may be, will, as provided in the Indenture, be paid to the Person in whose name this Bank Equipment Note (or one or more predecessor Bank Equipment Notes) is registered at the close of business on the Record Date for payment of such interest or Installment Payment Amount, which shall be the fifteenth day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date or Installment Payment Date, as the case may be. Any such interest or Installment Payment Amount not so punctually paid or duly provided for shall be payable at the election of the Loan Trustee to the Bank Lender in whose name this Bank Equipment Note is registered in the Register on the date of such payment, all as more fully provided in the Indenture.

                 Payment of the principal of, Swap Breakage Loss, if any, and interest on this Bank Equipment Note will be made in immediately available funds at the principal corporate trust office of the Loan Trustee, or the office or agency maintained by the Loan Trustee for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Paying Agent appointed under the Indenture shall remit all such amounts so received by it via wire transfer of immediately available funds to such address and in such manner as each Bank Lender shall have designated in writing to the Paying Agent. The Paying Agent shall cause each payment to the Bank Lender hereof to be made by 4:00 p.m. on the day the Paying Agent receives such payment. In the event the Paying Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and by the time specified, the Paying Agent, in its individual capacity and not as Paying Agent, has agreed to compensate the Bank




                                       2
                          Trust Indenture Exhibit DA-1
                                  (Series AC)

Lender holding this Bank Equipment Note for loss of use of such funds.

                 Promptly following payment of all principal, Swap Breakage Loss, if any, and interest due and owing with respect to this Bank Equipment Note and all other sums due and payable to the Bank Lender in whose name this Bank Equipment Note is registered in the Register under the Indenture, under this Bank Equipment Note, and under the Participation Agreement or Refunding Agreement, the Bank Lender holding this Bank Equipment Note shall surrender this Bank Equipment Note to the Loan Trustee for cancellation.

                 This Bank Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless this Bank Equipment Note has been executed on behalf of the Company by the manual or facsimile signature of an authorized officer of the Company, and authenticated by the Loan Trustee by the manual signature of an authorized officer or signatory of the Loan Trustee, in each case as specified in Section 2.02 of the Indenture.

                 Reference is made to the Participation Agreement, the Refunding Agreement, the Indenture and the other Operative Documents and all supplements and amendments to such documents (copies of which are on file with the Loan Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions of such agreements, including a statement of the properties conveyed, pledged and assigned under the Indenture, the nature and extent of the security under the Indenture, the respective rights and obligations under such agreements of the Company, the Loan Trustee and the Loan Participants, and the terms upon which the Equipment Notes are, and are to be, executed and delivered, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions each Bank Lender agrees by its acceptance of this Bank Equipment Note. Each holder hereof, by its acceptance of this Bank Equipment Note, agrees to be bound by and to observe the provisions of the Operative Documents applicable to it.

                 On each Installment Payment Date, the Bank Lender will receive a payment of principal equal to the Installment Payment Percentage for such Installment Payment Date multiplied by the original principal amount of this Bank Equipment Note which is set forth above.




                                       3
                          Trust Indenture Exhibit DA-1
                                  (Series AC)

               Installment                                  Installment
                 Payment                                      Payment
                  Date                                       Percentage
             ---------------                                ------------
             July 2, 1995                                    0.197627356%
             January 2, 1996                                 2.100141600
             July 2, 1996                                    2.181081055
             January 2, 1997                                 0.929493623
             January 2, 1998                                 2.032284747
             July 2, 1998                                    3.472719435
             July 2, 1999                                    9.315619259
             January 2, 2001                                 7.642286182
             January 2, 2002                                 8.236313938
             January 2, 2003                                 5.177265053
             January 2, 2004                                 5.579689036
             January 2, 2005                                 5.707752596
             January 2, 2006                                 4.940641185
             January 2, 2007                                 5.183957303
             January 2, 2008                                 5.433921987
             January 2, 2009                                 6.003305681
             January 2, 2010                                12.648092511
             July 2, 2010                                   13.217807454

                 The final installment of principal of this Bank Equipment Note shall under all circumstances equal the entire principal balance hereof outstanding on the Maturity Date.

                 As more fully provided in the Indenture, the Equipment Notes are subject to redemption, upon such notice and under the circumstances set forth in the Indenture, at the Redemption Price set forth for such circumstances therein.

                 If an Indenture Event of Default shall occur and be continuing, the unpaid principal amount of the Equipment Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Upon an Indenture Event of Default the Loan Trustee may exercise one or more of the remedies in the Indenture. Such remedies include the right to repossess and use or operate the Aircraft and to sell or relet the Aircraft free and clear of the Company's rights and retain the proceeds.

                 The right of the Bank Lender to institute action for any remedy under the Indenture, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Indenture.




                                       4
                          Trust Indenture Exhibit DA-1
                                  (Series AC)

                 The Company and the Loan Trustee will be discharged from their respective obligations in respect of the Equipment Notes (except for certain matters, including obligations to register the transfer or exchange of Equipment Notes, replace stolen, lost or mutilated Equipment Notes, maintain paying agencies and hold moneys for payment in trust), and the Loan Trustee may thereupon cause the release of the Indenture Estate from the lien of the Indenture, if (a) the Company deposits or causes to be deposited irrevocably with the Loan Trustee, in trust, money or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay principal of, Make-Whole Amount or Swap Breakage Loss, if any, as the case may be, and interest on the Outstanding Equipment Notes on the dates such payments are due in accordance with the terms of such Equipment Notes and (b) certain other conditions are satisfied, including the publication by the United States Internal Revenue Service of a ruling to the effect that the deposit and related defeasance would not cause the Loan Participants to recognize income, gain or loss for Federal income tax purposes.

                 As provided in the Indenture and in the Refunding Agreement and subject to certain limitations set forth herein and therein (including the limitations set forth in Section 10 of the Refunding Agreement), this Bank Equipment Note is transferable, and upon surrender of this Bank Equipment Note for registration of transfer at the principal corporate trust office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Bank Lender or his attorney duly authorized in writing, one or more new Bank Equipment Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                 The Bank Equipment Notes are issuable only as registered Equipment Notes. The Bank Equipment Notes are issuable in denominations of not less than $5,000,000 (or such lesser amount as shall constitute 100% of the aggregate unpaid principal amount of Bank Equipment Notes held by the Bank Lender holding such Bank Equipment Notes). As provided in the Indenture and subject to certain limitations set forth therein and in the Refunding Agreement, Bank Equipment Notes are exchangeable for an equal aggregate principal amount of Bank Equipment Notes of the same type, having the




                                       5
                          Trust Indenture Exhibit DA-1
                                  (Series AC)
same Maturity Date and of any authorized denominations or transferable upon surrender of the Bank Equipment Notes to be exchanged or transferred, as requested by the Bank Lender surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Registrar, or at any office or agency maintained for such purpose.

                 No service charge shall be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment for registration of transfer of this Bank Equipment Note, the Loan Trustee, the Paying Agent, the Registrar and the Company may deem and treat the Bank Lender in whose name this Bank Equipment
Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Bank Equipment Note and for all other purposes whatsoever whether or not this Bank Equipment Note be overdue, and neither the Loan Trustee, the Paying Agent, the Registrar nor the Company shall be affected by notice to the contrary.

                 AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THIS BANK EQUIPMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.




                                       6
                          Trust Indenture Exhibit DA-1
                                  (Series AC)

                 IN WITNESS WHEREOF, the Owner Trustee has caused this instrument to be duly executed under its corporate seal.

                                             AMERICAN AIRLINES, INC.



                                             By________________________
                                             [Title]




                                       7
                          Trust Indenture Exhibit DA-1
                                  (Series AC)

                  LOAN TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                 This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                      STATE STREET BANK AND
                                        TRUST COMPANY OF CONNECTICUT,
                                        NATIONAL ASSOCIATION,
                                        as Loan Trustee


                                      By_____________________________
                                        Authorized officer
                                           or signatory




                                       8
                          Trust Indenture Exhibit DA-1
                                  (Series AC)